UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Ivanhoe Electric Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

2025 PROXY STATEMENT
Notice of Annual Meeting of Stockholders

LETTER TO OUR STOCKHOLDERS

April 22, 2025
Dear Stockholder:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Ivanhoe Electric Inc. (“Ivanhoe Electric” or the “Company”) on June 5, 2025, at 9:30 A.M. Mountain Standard Time (MST). The Annual Meeting will be held in the AC Meeting Room, AC Hotel Phoenix Tempe/Downtown, 100 East Rio Salado Parkway, Tempe, AZ 85281.
We hope you can join us for the Annual Meeting. As a stockholder, your participation in the affairs of Ivanhoe Electric is important, regardless of the number of shares you hold. Therefore, whether or not you are able to attend the Annual Meeting, please vote your shares as soon as possible by following the instructions provided in the Notice of Internet Availability, or if you hold your shares through a bank, broker or other financial intermediary, by following the instructions provided by the financial intermediary. If you decide to attend the Annual Meeting, you will be able to vote at the meeting even if you have previously voted.
Our Notice of the 2025 Annual Meeting of Stockholders, proxy statement for the Annual Meeting, and 2024 Annual Report are available on our corporate website at www.ivanhoeelectric.com. On April 22, 2025, we mailed our stockholders a notice containing instructions on how to access these materials and how to vote their shares. The notice provides instructions on how you can request a paper copy of these materials by mail, by telephone or by email. If you requested your materials via email, the email contains voting instructions and links to the materials on the Internet.
On behalf of the Board of Directors, we would like to express our appreciation for your continued interest in Ivanhoe Electric.
Sincerely yours,
/s/ Robert Friedland
Robert Friedland
Executive Chairman of the Board of Directors
/s/ Taylor Melvin
Taylor Melvin
President and Chief Executive Officer
450 E. Rio Salado Parkway, Suite 130, Tempe, AZ 85281
TEL: (480) 656-5821
https://www.ivanhoeelectric.com

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

The 2025 Annual Meeting of Stockholders of Ivanhoe Electric Inc. will be held:

9:30 A.M. Mountain Standard Time	AC Meeting Room, AC Hotel Phoenix Tempe/Downtown 100 East Rio Salado Parkway Tempe, AZ 85281	Thursday June 5, 2025

At the Annual Meeting, stockholders will be asked to vote on the following proposals and to conduct any other business properly brought before the meeting:

Our Board’s Recommendation
Proposal One — Election of Directors.	FOR
Proposal Two — Non-Binding, Advisory Vote to Approve Executive Compensation.	FOR
Proposal Three — Ratification of the Appointment of Deloitte LLP, as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025.	FOR
Proposal Four — Approval of Amendment and Restatement of the Amended and Restated Certificate of Incorporation to Eliminate Supermajority Voting Provisions.	FOR

Record Date: You are entitled to vote at the Annual Meeting and any adjournment thereof if you were a stockholder at the close of business on April 8, 2025.
Annual Report: Our 2024 Annual Report is a part of our proxy materials being made available to you.
We utilize a U.S. Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. We believe that this delivery process will reduce our environmental impact and over time lower the costs of printing and distributing our proxy materials. We believe that we can achieve these benefits with no impact on our stockholders’ timely access to this important information. If you have received our Notice of Internet Availability of Proxy Materials (the “Notice”) and you would prefer to receive proxy materials (including a proxy card) in printed form by mail or electronically by email, please follow the instructions contained in the Notice.
Whether or not you plan to attend the Annual Meeting, please vote your shares as soon as possible by telephone, via the Internet or by completing, dating, signing and returning a proxy card (as instructed in the Notice) to ensure your shares are voted, or, if you hold your shares in street name, by following the instructions provided by your bank, broker or other financial intermediary. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
By Order of the Board of Directors

/s/ Cassandra Joseph

Cassandra Joseph
General Counsel and Corporate Secretary

April 22, 2025

EXECUTIVE OFFICERS	22
EXECUTIVE COMPENSATION	25
Fiscal Year 2024 Summary Compensation Table	25
Executive Employment Agreements	26
Fiscal Year 2024 Grants of Plan-Based Awards Table	27
Restricted Stock Unit Grants	28
Stock Option Grants	28
2024 Fiscal Year-End Outstanding Equity Awards Table	29
Fiscal Year 2024 Option Exercises and Stock Vested Table	30
Potential Payments Upon Termination or Change in Control	30
2024 Potential Payments on Termination Table	31
CEO Pay Ratio	33
Pay Versus Performance	33
Long Term Incentive Plan	36
Ivanhoe Electric Inc. Equity Incentive Plan	38
VRB Energy, Inc. Stock Option Plan	38
Cordoba Minerals Corp. Amended Stock Option Plan	39
Cordoba Minerals Corp. Amended Long Term Incentive Plan	39
Kaizen Discovery Inc. Stock Option Plan and Kaizen Discovery Inc. Long Term Incentive Plan	39
Computational Geosciences Inc. Amended & Restated 2011 Incentive Stock Option Plan	39
Securities Authorized for Issuance Under Long Term Incentive Plan Table	40
PROPOSAL 3 - RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	41
RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	42
Fees and Services of Deloitte LLP	42
Audit Committee Pre-Approval Policies and Procedures	42
PROPOSAL 4-APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING PROVISIONS	44
REPORT OF THE AUDIT COMMITTEE	42
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	45
OWNERSHIP OF THE COMPANY	49
Security Ownership of Certain Beneficial Owners and Management	49
DELINQUENT SECTION 16(a) REPORTS	51
OTHER MATTERS	51
APPENDIX A – AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	A-1

GENERAL INFORMATION
HOUSEHOLDING OF PROXY MATERIALS
Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this proxy statement may have been sent to multiple stockholders in a stockholder’s household. The Company will promptly deliver a separate copy of the proxy statement to any stockholder who contacts the Company’s Corporate Secretary by writing to Ivanhoe Electric Inc., 450 E. Rio Salado Parkway, Suite 130, Tempe, AZ 85281, or by calling (480) 656-5821. If a stockholder is receiving multiple copies of this proxy statement at the stockholder’s household and would like to receive a single copy of the proxy statement for a stockholder’s household in the future, the stockholder should contact his or her broker, other nominee record holder, or the Company’s Corporate Secretary to request mailing of a single copy of this proxy statement.
THE COMPANY’S WEBSITE
In addition to the information about the Company contained in this proxy statement, information about the Company can be found on its website located at www.ivanhoeelectric.com including information about its management team, products and services and its corporate governance practices. The content on the Company’s website is available for information purposes only, and should not be relied upon for investment purposes, and is not deemed to be incorporated by reference into this proxy statement.
THE COMPANY’S PRINCIPAL EXECUTIVE OFFICE
The Company’s principal executive office is located at 450 E. Rio Salado Parkway, Suite 130, Tempe, AZ 85281.
ANNUAL REPORT AND OTHER SEC FILINGS
Our 2024 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K are available on our corporate website www.ivanhoeelectric.com under the “Investors—Reports and Filings” tab. These and other U.S. Securities and Exchange Commission (“SEC”) filings, including this proxy statement, are also available on the SEC’s website at www.sec.gov. The Company will provide, without charge, to any person upon written request or telephone call a copy of any of our SEC filings. All such requests should be directed to our Corporate Secretary, Ivanhoe Electric Inc., 450 E. Rio Salado Parkway, Suite 130, Tempe, AZ 85281, or by calling (480) 656-5821.
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND THE 2024 ANNUAL MEETING OF STOCKHOLDERS
Q:	When and where is the 2025 Annual Meeting of Stockholders?
A:
The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Ivanhoe Electric Inc. (“Ivanhoe Electric,” the “Company,” “we,” “our,” or “us,” as the context requires) will be held on June 5, 2025, at 9:30 A.M. Mountain Standard Time (MST).

The Annual Meeting will be held in person in the AC Meeting Room, AC Hotel Phoenix Tempe/Downtown, 100 East Rio Salado Parkway, Tempe, AZ 85281.
Q:	Why is the Company providing these proxy materials?
A:
The Board of Directors is soliciting proxies on behalf of the Company to be voted at the Annual Meeting. When we ask for your proxy, we must provide you with a proxy statement and other proxy materials that contain certain information specified by law and other information.

Q:	What proxy materials are being made available to stockholders?
A:	The proxy materials consist of: (1) the Notice of 2025 Annual Meeting of Stockholders; (2) this proxy statement; and (3) the Company’s 2024 Annual Report (the “2024 Annual Report”).
If you request printed versions of the proxy materials by mail, these proxy materials will also include the proxy card or voting instruction form for the Annual Meeting.
Q:
Why did I receive a Notice of Internet Availability of Proxy Materials (the “Notice”) in the mail regarding the Internet availability of proxy materials instead of a full set paper copy of the proxy materials?

A:
We are utilizing a U.S. Securities and Exchange Commission (“SEC”) rule that allows companies to furnish their proxy materials over the Internet rather than in paper form. This rule allows a company to send some or all of its stockholders a Notice regarding Internet availability of proxy materials. Instructions on how to access the proxy materials over the Internet may be found in the Notice. If you have received a Notice and you would prefer to receive the proxy materials in printed form by mail or electronically by email, please follow the instructions contained in the Notice.

The SEC rules that allow us to furnish our proxy materials over the Internet rather than in paper form do not require us to do so for all stockholders. We may choose to send certain stockholders the Notice, while sending other stockholders a full set paper copy of our proxy materials.
Q:	When were the proxy materials first sent or made available to stockholders?
A:
The Notice was first mailed to stockholders on or about April 22, 2025. Once the Notice is received, stockholders have the option of (1) accessing the proxy materials, including instructions on how to vote, online or by phone; or (2) requesting that the proxy materials be sent to the stockholder in printed form by mail or electronically by email. Opting to receive your proxy materials online will save the Company the cost of printing and mailing documents to your home or business and will also give you an electronic link to the proxy voting site.

Q:	How can I access the proxy materials over the Internet?
A:
The Notice contains instructions on how to view the proxy materials on the Internet, vote your shares on the Internet and obtain printed or electronic copies of the proxy materials. An electronic copy of the proxy materials is available at https://ivanhoeelectric.com/investors/annual-meeting-materials/.

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Q:	What proposals will be voted on at the Annual Meeting?
A:	There are four matters on which a vote is scheduled at the Annual Meeting:
•	The election of nine directors for terms to expire in 2026 (Proposal 1);
•	To seek a non-binding, advisory vote on the approval of our executive compensation. (Proposal 2);
•	The ratification of the appointment of Deloitte LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 3); and
•	To seek approval of the amendment and restatement of the Amended and Restated Certificate of Incorporation of the Company to eliminate supermajority voting provisions (Proposal 4).
We will also consider and vote upon any other business properly brought before the Annual Meeting.
Q:	What are the Board of Directors’ voting recommendations?
A:	The Board of Directors recommends that you vote your shares:
•	FOR the election of each director nominee (Proposal 1);
•	FOR the non-binding, advisory vote on the approval of our executive compensation. (Proposal 2);
•	FOR the ratification of the appointment of Deloitte LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 3); and
•	FOR the approval of the amendment and restatement of the Amended and Restated Certificate of Incorporation of the Company to eliminate supermajority voting provisions (Proposal 4).
Q:	What shares may I vote?
A:	You may vote all shares of common stock, par value $0.0001 per share, of the Company that you owned as of the close of business on April 8, 2025 (the “Record Date”). These shares include:
•	those held directly in your name as the stockholder of record; and
•	those held for you as the beneficial owner through a bank, broker, or other financial intermediary at the close of business on the Record Date.
Each share of common stock is entitled to one vote. On the Record Date, there were 132,590,318 shares of our common stock issued and outstanding.
Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:
Most stockholders hold their shares through a bank, broker, or other financial intermediary rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and shares held beneficially.

Stockholder of Record
If your shares are registered directly in your name with Ivanhoe’s transfer agent, Computershare Investor Services Inc., you are considered, with respect to those shares, the stockholder of record. As the stockholder of record, you have the right to grant your proxy directly to Ivanhoe Electric or to vote your shares in person at the Annual Meeting.
Beneficial Owner
If you hold shares in a stock brokerage account or through a bank or other financial intermediary, you are considered the beneficial owner of shares held in street name. Your bank, broker or other financial intermediary is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker, or other financial intermediary on how to vote your shares, but because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the Annual Meeting.
Q:	How can I attend the Annual Meeting?
A:	The Annual Meeting will be held in person in the AC Meeting Room, AC Hotel Phoenix Tempe/Downtown, 100 East Rio Salado Parkway, Tempe, AZ 85281.
You are entitled to participate in the Annual Meeting if you were a stockholder as of the close of business on the Record Date or hold a valid proxy for the meeting. To be admitted to the Annual Meeting, please bring and present a form of government-issued photo identification as well as documentation to demonstrate beneficial ownership of your shares if shares are held through a broker, bank, or other nominee.
Q:	How can I vote my shares at the Annual Meeting?
A:	If you are a stockholder of record, you may vote in person at the Annual Meeting.
Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy as described in the Notice so that your vote will be counted if you later decide not to attend the Annual Meeting. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.
Q:	How can I vote my shares without attending the Annual Meeting?
A:	If you hold your shares directly, you may vote by granting a proxy by one of the following methods:
On the Internet—You may vote at www.proxyvote.com 24 hours a day, seven days a week. Have your Notice, your proxy card, or the instructions that accompanied your proxy materials and enter the Control Number to submit your vote via the website. We encourage you to vote by proxy via the Internet, since it is quick, convenient and provides a cost savings to us. When you vote by proxy via the Internet prior to the Annual Meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted.
By Telephone—You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. Have your Notice, your proxy card, or the instructions that accompanied your proxy materials when you call and enter the Control Number when prompted to submit your vote. When you vote by telephone prior to the Annual Meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted.
By Mail—You may vote using your proxy card by completing, signing, dating, and returning the proxy card in the self-addressed, postage-paid envelope provided. If you properly complete your proxy card and send it to us in time to vote, your proxy (one of the individuals named as proxies by our Board of Directors on your proxy card (the “Named Proxies”)) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your shares, as permitted, will be voted as recommended by our Board of Directors. If any other matter is presented at the Annual Meeting, the Named Proxies will vote in accordance with his or her best judgment. As of the date of this proxy statement, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

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If you are the beneficial owner of shares held in street name, you may instruct your bank, broker, or other financial intermediary to vote your shares by following the instructions provided by your bank, broker, or other financial intermediary. Most intermediaries offer voting by mail, by telephone and on the Internet.
Q:	May I change or revoke my vote?
A:	Yes, you may change or revoke your proxy instructions at any time prior to the vote at the Annual Meeting.
If you hold your shares directly, you must (a) file with our Corporate Secretary a written notice of revocation or (b) timely deliver a valid, later-dated proxy by telephone, on the Internet, or by mail, or vote your shares in person at the Annual Meeting. Your attendance at the Annual Meeting will not by itself revoke your previously granted proxy unless you give written notice of revocation to our Corporate Secretary before the Annual Meeting, or you vote at the Annual Meeting. Any proxy submitted by a stockholder of record may be revoked at any time prior to its exercise at the Annual Meeting.
For shares you own beneficially, you may change your vote by submitting new voting instructions to your bank, broker, or other financial intermediary, or by following the instructions that accompanied your proxy materials. If you voted on the Internet or by telephone, you may change your vote by following the instructions for voting by either method until 11:59 P.M. Eastern Time (ET) on June 4, 2025.
Q:	How are votes counted?
A:	On Proposal 1 - The election of directors, you may vote “FOR”, “AGAINST” or “ABSTAIN” with respect to each nominee. For abstentions, see “What happens if I abstain from voting?” below.
On Proposal 2 – Non-binding, advisory vote to approve executive compensation, you may vote “FOR”, “AGAINST” or “ABSTAIN.” For abstentions, see “What happens if I abstain from voting?” below.
On Proposal 3 - Ratification of the appointment of our independent registered public accounting firm, you may vote “FOR”, “AGAINST” or “ABSTAIN.” For abstentions, see “What happens if I abstain from voting?” below.
On Proposal 4 - Approval of the amendment and restatement of the Amended and Restated Certificate of Incorporation of the Company to eliminate supermajority voting provisions, you may vote “FOR”, “AGAINST” or “ABSTAIN.” For abstentions, see “What happens if I abstain from voting?” below.
If you specify a voting choice, your shares will be voted in accordance with that choice. If you vote your shares, but do not indicate your voting preferences, the Named Proxies, will vote your shares in accordance with the recommendations of the Board of Directors.
If you are a beneficial owner and you have not provided voting instructions to your bank, broker or other financial intermediary, such firm may exercise discretion to vote your shares only with respect to the ratification of our independent registered public accounting firm (Proposal 3). Your broker does not have discretionary authority to vote your shares in the election of the directors (Proposal 1), on the non-binding, advisory vote to approve executive compensation (Proposal 2), on the approval of the amendment and restatement of the Amended and Restated Certificate of Incorporation of the Company to eliminate supermajority voting provisions (Proposal 4), resulting in a “broker non-vote” with respect to those matters. See “What is a broker non-vote?”
Q:	What is the quorum requirement for the Annual Meeting?
A:
The presence, in person or by proxy of the holders of a majority of the outstanding shares of stock entitled to vote at the meeting will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and “broker non-votes” (described below) will be counted as present and entitled to vote for purposes of determining a quorum.

Q:	What is the voting requirement to approve each of the proposals?
A:
The election of each director nominee (Proposal 1) will require that the votes cast for a nominee’s election exceed the votes cast against such nominee’s election (excluding abstentions and broker non-votes). Pursuant to the terms of our bylaws and Advance Voting Policy, if a nominee in an uncontested election is not elected by a majority vote, then the director shall offer to resign from his or her position as a director. See Proposal 1 – Election of Directors.

Approval of the non-binding, advisory vote on the approval of our executive compensation (Proposal 2) will require the affirmative vote of the holders of a majority of the stock present in person or by proxy entitled to vote.
Approval of the ratification of our independent registered public accounting firm (Proposal 3) will require the affirmative vote of the holders of a majority of the stock present in person or by proxy entitled to vote.
Approval of the amendment and restatement of the Amended and Restated Certificate of Incorporation of the Company to eliminate supermajority voting provisions (Proposal 4) will require the affirmative vote of the holders of sixty-six and two-thirds percent (66 2/3%) of the voting power of the stock outstanding on the Record Date.
In each case, a quorum must be present at the Annual Meeting for a valid vote.
Q:	What happens if I abstain from voting?
A:
If you submit a proxy and explicitly abstain from voting on any proposal, the shares represented by the proxy will be considered present at the Annual Meeting for the purpose of determining a quorum. For the non-binding advisory vote on the approval of our executive compensation (Proposal 2), the ratification of our independent registered public accounting firm (Proposal 3) and approval of the amendment and restatement of the Amended and Restated Certificate of Incorporation of the Company to eliminate supermajority voting provisions (Proposal 4) abstentions will have the same effect as a vote against. For the election of each director nominee (Proposal 1), abstentions will not be counted as votes cast and therefore, they will have no effect on the outcome of Proposal 1.

Q:	What is a “broker non-vote”?
A:
A “broker non-vote” occurs when a broker submits a proxy that does not indicate a vote for one or more of the proposals because the broker has not received instructions from the beneficial owner on how to vote on such proposals and does not have discretionary authority to vote in the absence of instructions. Brokers have discretionary authority to vote on matters that are deemed “routine”, such as the ratification of our independent registered public accounting firm (Proposal 3). Brokers do not have discretionary authority to vote on matters that are deemed “non-routine”, such as the election of directors (Proposals 1), the non-binding advisory vote on our executive compensation (Proposal 2) or the amendment and restatement of the Amended and Restated Certificate of Incorporation of the Company to eliminate supermajority voting provisions (Proposal 4). Broker non-votes will be counted for the purposes of determining whether a quorum exists at the Annual Meeting, but because they are not considered entitled to vote on non-routine matters, they will have no effect on the outcome of Proposals 1 and 2. For Proposal 4, the approval of the amendment and restatement of the Amended and Restated Certificate of Incorporation of the Company to eliminate supermajority voting provisions, , broker non-votes will have the same effect as a vote against.

Q:	Will I have dissenters’ rights?
A:
No dissenters’ rights are available under the General Corporation Law of the State of Delaware, our Amended and Restated Certificate of Incorporation or our bylaws to any stockholder with respect to any of the proposals to be voted on at the Annual Meeting.

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Q:	What does it mean if I receive more than one Notice, proxy card or voting instruction card?
A:
It means your shares are registered differently or are held in more than one account. To ensure that all of your shares are voted, please vote as instructed in each Notice or sign and return each proxy card or voting instruction card (if you have requested and received paper copies of this proxy statement and a proxy card or voting instruction card). If you vote by telephone or on the Internet, you will need to vote once for each Notice, proxy card or voting instruction card you receive.

Q:	Where can I find the voting results of the Annual Meeting?
A:
We will announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K following the Annual Meeting. In accordance with the policies of the TSX and certain exemptions available to “Eligible International Listed Issuers”, the Company applied for and received relief for one year from complying with Sections 461.1-461.14 (Director Elections) and 464 (Annual Meetings) of the TSX Company Manual.

Q:	What happens if additional proposals are presented at the Annual Meeting?
A:
Other than the four proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the Named Proxies will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason the director nominees not available as a candidate for director, the Named Proxies will vote your proxy for such other candidate as may be nominated by the Board of Directors.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?
A:
Ivanhoe Electric will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. However, if you choose to vote over the Internet, you will bear the expenses for your Internet access. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Q:	May I propose nominees for election to the Board of Directors at next year’s annual meeting of stockholders?
A:
Yes, our bylaws establish an advance notice procedure for stockholders to make nominations for the position of director at an annual meeting. Director nominee proposals for the 2026 annual meeting of stockholders will not be considered timely unless such proposals are received by us no later than February 5, 2026, and no earlier than January 6, 2026, in accordance with our bylaws; provided, however, in the event that the date of the annual meeting is advanced more than 30 days prior to the anniversary date of the Annual Meeting, or delayed more than 70 days after such anniversary date then to be timely such notice must be received by us, in accordance with the bylaws, no earlier than 120 days prior to such annual meeting and no later than the later of 70 days prior to the date of the meeting or the 10th day following the day on which public announcement of the date of the meeting was first made by us. Any proposal to nominate a director to our Board of Directors must set forth the information required by our bylaws.

Q:	May I propose other business proposals for consideration at next year’s annual meeting of stockholders?
A:
Yes, you may submit other business proposals for consideration at next year’s annual meeting of stockholders. In order for a stockholder proposal to be considered for inclusion in the proxy statement in reliance on Rule 14a-8 of the Exchange Act and presented at the 2026 annual meeting of stockholders, it must be in such form as is required by the rules and regulations promulgated by the SEC and received by us not less than 120 calendar days before April 22, 2026, the one year anniversary of the date this proxy statement was made available to stockholders (or by December 23, 2025).

4

ABOUT IVANHOE ELECTRIC INC.
We are a United States domiciled minerals exploration company with a focus on developing mines from mineral deposits principally located in the United States. We seek to support domestic supply chain independence by finding and delivering the critical metals necessary for economic growth and the electrification of the economy, with a focus on copper. We believe the United States is significantly under-explored and has the potential to yield major new discoveries of copper and other critical metals.
We are committed to the sustainable development of our projects by embedding Environmental, Social and Governance (“ESG”) criteria in our decision-making framework from the earliest stages of project exploration and development. We continue to build upon our team’s strong ESG track record for leveraging best practices to establish Ivanhoe Electric as a leader in the mining sector. Key considerations that will influence our decision making include, but are not limited to, using clean and renewable energy, and energy storage, in our future mining operations, following best practices to meet health, safety and environmental standards, optimizing our water resources, protecting local cultural heritage and biodiversity, minimizing our environmental footprint, and ensuring workforce diversity and hiring from local communities. Importantly, the minerals that are the focus of our exploration and development efforts play a critical role in the clean energy transition by supporting and enabling growth in electrification.
ENVIRONMENTAL, SOCIAL AND GOVERNANCE
2024 IVANHOE ELECTRIC SUSTAINABILITY HIGHLIGHTS

Health & Safety	Sustainability	Governance
Created Board of Directors Committee with oversight on Health, Safety, and Environment	Published inaugural sustainability practices summary and Conducted initial materiality assessment	Developed and published several policies, including Health, Safety, and Environment; and Supplier Code of Conduct
As we transition from the Initial Assessment (“IA”) to the Preliminary Feasibility Study (“PFS”) at our Santa Cruz Copper Project, our Company continues to align our stage of growth with a lens towards a future state of responsible mining and address sustainability-related material risks and opportunities.
To commence our ESG/sustainability strategy and foundation, our Company conducted an internal materiality assessment in January 2024. Our current stage of exploration is the primary influence on our sustainability strategy, but we acknowledge that as we advance beyond exploration activities into construction and eventually production, our material topics and strategy also will evolve. Our current focus is on matters that align with investor-related concerns, and we have adopted the recommended material topics by the Sustainability Accounting Standards Board (“SASB”) – Metals & Mining sector, which covers economic, environmental, and social risks and opportunities.
To maintain strong governance fundamentals for environmental and social performance, the Board of Directors established the Health, Safety and Environmental Committee in February 2024. The Health, Safety and Environmental Committee oversees our key health, safety, environmental and social policies and related risks, opportunities and matters affecting our business. The Health, Safety and Environmental Committee intends to ensure accurate reporting of environmental, social and governance matters. As such, our approach and tactics to address each material topic can be found in our Summary of Sustainability Practices, published April 2024, on the Company’s website.
ESG matters include, without limitation, health and safety; ethical conduct, air quality, tailings management and stewardship; climate change; water stewardship; biodiversity; waste management; and stakeholder engagement with local and Tribal communities.
Key opportunities that will influence our decision making include, but are not limited to, using clean and renewable energy in our future mining operations, following best practices to meet health, safety, and environmental standards, optimizing our water resources, protecting local cultural heritage and biodiversity, minimizing our environmental footprint, and ensuring workforce diversity and hiring from local communities.

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PROPOSAL ONE
ELECTION OF DIRECTORS
At the Annual Meeting, nine directors will be elected by the stockholders to serve on our Board of Directors until the next annual meeting of stockholders, or until their successors are duly elected and qualified, subject to their earlier death, resignation, or removal. Properly submitted proxies will be voted “FOR” the election as director of the persons named below unless the proxy contains instructions to the contrary. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.
Management has no reason to believe that any of the nominees are unable or unwilling to serve, if elected. However, in the event that he or she should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person as shall be designated by the Board of Directors.
Nominees
The Board of Directors has nominated the following persons to serve as directors: Robert Friedland, Taylor Melvin, Russell Ball, Sofia Bianchi, Hirofumi Katase, Patrick Loftus-Hills, Victoire de Margerie, Priya Patil and Ronald Vance with a term that will expire in 2026. Information regarding the business experience of the director nominees may be found under the section of this proxy statement entitled “Board of Directors and Corporate Governance—The Board of Directors.”
Vote Required
The election of each director nominee will require that the votes cast for a nominee’s election exceed the votes cast against such nominee’s election (excluding abstentions and broker non-votes). Pursuant to the terms of our bylaws and Advance Voting Policy, if a nominee in an uncontested election is not elected by a majority vote, then the director shall offer to resign from his or her position as a director. Unless the Board of Directors decides to reject the offer or to postpone the effective date of the offer, the resignation shall become effective 60 days after the date of the election. In making a determination whether to reject the offer or postpone the effective date, the Board of Directors will consider all factors it deems relevant to the best interests of the Company. Pursuant to our Advance Voting Policy, the Board of Directors will accept the resignation absent exceptional circumstances and, if the Board of Directors determines that exceptional circumstances exist and the Board of Directors does not accept the resignation, the Company will take the necessary steps to resolve the exceptional circumstance prior to the next stockholder meeting at which directors are elected. If the Board of Directors rejects the resignation or postpones its effective date, it will issue a public statement that discloses the reason for its decision.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH DIRECTOR NOMINEE LISTED IN PROPOSAL 1.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Our business and affairs are managed under the direction of the Board of Directors. Our Board of Directors currently consists of nine members.
Our Board of Directors consists of a single class of directors and directors will serve until a successor is duly elected and qualified or until a director’s earlier death, removal, or resignation. The current members of our Board of Directors are Robert Friedland, Taylor Melvin, Russell Ball, Sofia Bianchi, Hirofumi Katase, Patrick Loftus-Hills, Victoire de Margerie, Priya Patil and Ronald Vance.
Our Board of Directors, on the recommendation of the Compensation and Nominating Committee, has nominated Robert Friedland, Taylor Melvin, Russell Ball, Sofia Bianchi, Hirofumi Katase, Patrick Loftus-Hills, Victoire de Margerie, Priya Patil and Ronald Vance to stand for election at this year’s Annual Meeting. If re-elected, each of these nine nominees will serve on our Board of Directors until the 2026 Annual Meeting of Stockholders, or until his or her successor is duly elected and qualified in accordance with the Company’s bylaws. If any of these nominees should become unable to accept election, our Named Proxies may vote for other person(s) selected by our Board of Directors. Our Board of Directors has no reason to believe that any of the nominees will be unable to accept election.
DIRECTOR NOMINEES

Name	Director Since	Independence	Board Committees
Robert Friedland(1) Age: 74	2021		• N/A
Taylor Melvin(2) Age: 55	2022		• N/A
Russell Ball Age: 57	2022	•	• Chair of AC(3) • CNC(4)
Sofia Bianchi Age: 68	2023		• HSE(5)
Hirofumi Katase Age: 65	2022		• N/A
Patrick Loftus-Hills Age: 59	2023	•	• CNC(4) • HSE(5)
Victoire de Margerie Age: 62	2022	•	• N/A
Priya Patil Age: 62	2022	•	• Chair of CNC(4) • AC(3)
Ronald Vance Age: 72	2023	•	• Chair of HSE(5) • AC(3)

(1)	Executive Chairman of the Board of Directors
(2)	President, Chief Executive Officer, and Director
(3)	AC=Audit Committee
(4)	CNC= Compensation and Nominating Committee
(5)	HSE= Health, Safety and Environmental Committee

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THE BOARD OF DIRECTORS

Robert Friedland
Executive Chairman of the Board of Directors Age: 74 Director Since: 2021
Mr. Friedland has served as Executive Chairman of the Board of Directors since November 21, 2022. Prior to that time, Mr. Friedland was Chief Executive Officer from July 16, 2020 to November 21, 2022, and Chairman of the Board from June 30, 2021 to November 21, 2022. Mr. Friedland has over thirty years of experience and has been recognized by leaders of the international financial sector and mineral resource industries as an entrepreneurial explorer, technology innovator and company builder. Since July 1988, Mr. Friedland has been the Director, President, and Chief Executive Officer of Ivanhoe Capital Corporation, a family office and investment company. Mr. Friedland is the founder of Ivanhoe Mines Ltd., and has held the position of Executive Co-Chairman since September 2018 (previously Chairman from 2000). Mr. Friedland served as CEO of Ivanhoe Mines from April 2021 to November 2022. He was a Director, Chairman and President of Ivanhoe Pictures, Inc. from May 2013 to December 2021, and Co-Chair of SK Global Entertainment, Inc. from February 2017 to December 2021. He has been, the Chairman of VRB Energy Inc. since June 2018 and Chairman (January 1991) and Interim CEO (June 2023) of I-Pulse Inc. As one of the most recognized mining executives and achievers in the world, Mr. Friedland is dedicated to serving on numerous boards in the natural resources sector. These positions include: Co-Chairman and Director of Sunrise Energy Metals Limited (formerly Clean TeQ Holdings Limited), (September 2016) Chief Executive Officer of High Power Exploration Inc. (now called Ivanhoe Atlantic Inc.) from December 2015 to July 2022 and Chairman from January 2018 to July 2022; a Director of Blue Spark Energy Systems Inc. (May 2024) and Pure Lithium Corporation (April 2022); and from June 2020 to June 2021 served as Chairman of Gold X Mining Corp., which was acquired by Gran Colombia in June 2021. Mr. Friedland was the Chief Executive Officer from July 2020 to February 2022 and a founder of Ivanhoe Capital Acquisition Corp., a NYSE-listed special purpose acquisition corporation that completed its merger with SES AI Corporation (“SES”), a lithium-metal battery developer, in February 2022. He served as a Director of SES until March 15, 2023. Since April 2022, Mr. Friedland has served as the Chairman of Energy Capital Group. Mr. Friedland graduated with a degree in political science from Reed College.

Taylor Melvin
Director Age: 55 Director Since: 2022
Mr. Melvin has served as our Chief Executive Officer, President and member of our Board of Directors since November 2022. Mr. Melvin has over twenty years of experience in the natural resources sector as a senior corporate development professional and investment banker. Prior to joining Ivanhoe Electric, Mr. Melvin was President and Chief Executive Officer of privately held Battery Metals Streaming Corp. from March 2022 to August 2022. Mr. Melvin served as Vice President, Corporate Development for Freeport-McMoRan Inc. (NYSE: FCX) from June 2018 to March 2022, after having served as the company’s Director – Finance & Business Development since 2008. Prior to joining Freeport-McMoRan in 2008, Mr. Melvin was an Executive Director in J.P. Morgan’s Natural Resources investment banking group in New York. Mr. Melvin received his Bachelor of Science in Business Administration and his MBA from the University of North Carolina at Chapel Hill.

Russell Ball
Independent Director Age: 57 Director Since: 2022
Mr. Ball has served as a Director since June 30, 2022. He is the Chair and a member of the Audit Committee as well as a member of the Compensation and Nominating Committee. Mr. Ball is an international mining executive with over thirty years of experience. He was the Chief Executive Officer of Calibre Mining Corp. (TSX: CXB) from October 2019 to February 2021 and Chair of the board from November 2018 to February 2021. From May 2013 to December 2017, Mr. Ball held various executive positions with Goldcorp Inc. (TSX: G; NYSE: GG) and was Goldcorp’s Executive Vice President Corporate Development and Chief Financial Officer from March 2016 to November 2017. Prior to that, Mr. Ball held various positions with Newmont Mining Corporation (NYSE: NEM) from 1994 to 2013 and was Executive Vice President and Chief Financial Officer from 2008 to May 2013. Mr. Ball is a Non-Executive Chair of the board of Faraday Copper Corp. (TSX:FDY) and is a Director of Southern Silver Exploration Corp (TSX.V: SSL). Mr. Ball qualified as a Chartered Accountant (South Africa) and as a Certified Public Accountant in the United States. He holds a Masters in Accounting and a Post-Graduate Diploma in Accounting from the University of Natal (South Africa).

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Sofia Bianchi
Director Age: 68 Director Since: 2023
Ms. Bianchi has served as a Director since July 2023 and is a member of the Health, Safety and Environmental Committee. Ms. Bianchi has over thirty-seven years of finance experience and has held several executive and director positions internationally. She is currently the founding partner at Atlante Capital Partners, an investment firm focused on financial restructuring, since May 2016. She also serves as Chair of Canagold Resources Ltd. (CCM:CA) since July 2022, as a Non-Executive Director of Saudi Arabian Mining Company (“Ma’aden”) (Saudi Stock Exchange Tadawul) since December 2022, and as a Non-Executive Director of Manara Minerals Investment Company of Riyadh, Saudi Arabia, a venture between Ma’aden and the Public Investment Fund (“PIF”) to invest in mining assets globally since June 2003. She is also a Non-Executive Director of Sitex SA and Spitex Perspecta AG (SOL SpA Group), companies specializing in home-based healthcare, since 2017 and 2019, respectively; and an Independent Non-Executive Director of Yellow Cake plc. (AIM:YCA), a uranium company, since 2018. Formerly Ms. Bianchi served as Head of Special Situations at the CDC Group and served on the boards of Feronia Inc. (TSX) from January 2019 to July 2020 and ARM Cement PLC (Nairobi Securities Exchange) from January 2018 to January 2019 during the companies’ financial and operational restructuring. Ms. Bianchi also served as a Director of Endeavour Mining Corporation (TSX & LSE) from November 2019 to May 2022 and as a Director of Kenmare Resources Plc (LSE & Dublin Stock Exchange) from April 2008 to May 2017. Ms. Bianchi holds a Master’s degree in finance from the University of Pennsylvania – Wharton Business School, and a Bachelor of Arts degree in Economics from George Washington University.

Hirofumi Katase
Director Age: 65 Director Since: 2022
Mr. Katase has served as a Director since January 2022. Mr. Katase has served as Executive Vice Chairman, Director General of Industrial Science and Technology, Executive Vice Chairman, a member of the Board of Directors of I-Pulse Inc and President of I-Pulse Japan Co., Ltd., I-Pulse’s operating subsidiary in Japan since December 2017. Mr. Katase has been the Chief Executive Officer of G-Pulse Inc., a subsidiary of I-Pulse developing a drilling technology based on high pulsed power, since February 2022 and has served as Chairman of Geo Dreams Inc. since January 2022. Mr. Katase served as a Director of VRB Energy since February 2022; a Director of Geo Power Innovations since September 2019; a Director of MinebeaMitsumi, a manufacturing company, since July 2021; and as Present Representative Director of Ibis Inc. since June 2021. Prior to these roles, he most recently served as Japan’s Vice Minister for International Affairs at the Ministry of the Economy, Trade and Industry (“METI”) from June 2016 to July 2017. He held numerous management positions in trade, energy and industrial policy at METI since joining in 1982. During his time at METI, Mr. Katase served in multiple Director General positions, including for the Industrial Science and Technology Policy and Environment Bureau and Trade Policy Bureau, where he led efforts that contributed to the signing of the Trans-Pacific Partnership, among other international agreements. He also was previously Deputy Secretary-General of the Secretariat of Strategic Headquarters for Space Policy at the Cabinet Office, where he helped establish the Office of National Space Policy, the headquarters responsible for Japan’s development of space policy and deployment of space infrastructure. He was also a Director of the Oil and Natural Gas division at METI, where he led Japan’s upstream hydrocarbon policy for four years. At METI, he also served as a Director of the Aerospace and Defense Industry division where he worked on launching the Mitsubishi Regional Jet (MRJ) program and cultivated international partnerships for the development of aircraft and aircraft engines. Mr. Katase earned a Bachelor’s degree in law from the University of Tokyo and a Master’s degree in applied economics from the University of Michigan.

Patrick Loftus-Hills
Independent Director Age: 59 Director Since: 2023
Mr. Loftus-Hills has served as a Director since March 2023. He is a member of the Compensation and Nominating Committee and a member of the Health, Safety and Environmental Committee. Mr. Loftus-Hills brings over thirty-five years of experience in the global mining industry and since 2001 has been a Senior Advisor at Moelis & Company, a New York-based investment bank. He was a former Partner and Managing Director at Moelis & Company from 2011 to December 2021. Prior to joining Moelis & Company in 2011, Mr. Loftus-Hills was the Joint Head of the Asian Industrials Group and Head of Natural Resources at UBS in Hong Kong and held leadership roles in the UBS global mining team in New York and Australia. He spent over twenty-five years in investment banking advising global mining companies on a range of transactions, including cross-border M&A and capital raises. Since May 2022, Mr. Loftus-Hills has been a Managing Member - Advisor of Sweetwater Royalties LLC, an Orion Resource Partners portfolio company, Chairman of the Monash University US Leadership Council, Co-Chairman of the US Friends of the Australian Chamber Orchestra and Vice Chairman of the AUS USA Foundation. He holds Law and Science degrees from Monash University in Australia.

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Victoire de Margerie
Independent Director Age:62 Director Since: 2022
Ms. de Margerie has served as a Director since June 30, 2022. Prof. de Margerie is the Executive Chairman/Reference Shareholder of Rondol Industrie SAS, a deep technology startup that develops extrusion machinery for drug formulations and other high tech applications since 2012. Since 2023, she also is a Director and Chair of the Technology & Growth Committee of Verkor (France - EV Batteries). Prof. de Margerie has spent thirty-five years in the Materials Industry in Canada, France, Germany, the United Kingdom and the United States, first as an executive and since 2006 as a Board Director. Prof. de Margerie was a Director of Eurazeo (Euronext Paris) from 2012 to 2024, a Director and Chair of the Innovation & Growth Committee of Arkema SA (Euronext Paris: AKE) from 2012 to 2023, a Director of Babcock International Group (LSE: BAB) from 2016 to 2021, a Director of Morgan Ceramics from 2012-2016, a Director of Norsk Hydro from 2012 to 2014, and a Director at Outokumpu from 2007-2011. She was previously a Director of European industrial companies such as Italcementi from 2006-2016. Prof. de Margerie is also Founder & Vice Chairman of World Materials Forum since 2014, she was elected an Academician at the National Academy of Technologies of France in 2019 and joined the board of Mines ParisTech in 2020. She graduated from HEC Paris and Sciences Po Paris and holds a PhD in Management Science from Université de Paris 2, Pantheon Assas. She was also a Professor of Strategy & Technology Management at Grenoble School of Management between 2003 and 2011.

Priya Patil
Independent Director Age: 62 Director Since: 2022
Ms. Patil has served as a Director since June 30, 2022. She is the Chair and a member of the Compensation and Nominating Committee as well as a member of the Audit Committee. Ms. Patil is an experienced corporate director, former senior public company executive, and investment banker. In 2016, she began serving as an independent corporate director of public companies and as a volunteer board member of universities and other economy-focused organizations since 2003. She was Head, Business Development (Diversified Industries) of the TSX from 2014 to 2016. She was Managing Director, Partner, and Founding Partner (Eastern Operations) of PI Financial Corp. and a Managing Director, Partner and Head of Investment Banking of Loewen Ondaatje McCutcheon. Ms. Patil was the global general corporate counsel of Breakwater Global Resources Ltd, a Canadian and U.S. listed mining company. She started her career as an attorney with Brobeck, Phleger & Harrison LLP in Palo Alto, California. Ms. Patil was a Director of Rambler Metals & Mining PLC (AIM of LSE: RMM), Chair of its Compensation, Governance and Nominations Committee and a member of its Audit and Safety, Health, Environment and Community committees. She also served on the Board of Signature Resources Inc. (TSX-V: SIG). From 2016 to 2019, she was an Independent Corporate Director of Alexandria Minerals Corporation, Chair of its Audit Committee and a member of the Management & Special Committee. Ms. Patil holds a J.D. from the University of Ottawa and a B.Sc. (Statistics and Computer Sciences), University of Bombay. Ms. Patil has completed the Directors Education Program at the Rotman School of Management (University of Toronto) and the Innovation Governance Program of the Council of Canadian Innovators. She is a member of the State Bar of California, the Ontario Bar (Law Society of Ontario) and Charter of the Institute of Corporate Directors (ICD.D). From 2019 to 2022, she served as a Board Member of the Council of Great Lakes Region. From 2016 to 2019 she was an Advisory Board Member of the University of Ottawa, Faculty of Law. She served as an Advisory Board Member of the Metropolitan Toronto University, Digital Media Zone between 2016 to 2019 and as a Board Member of the Association of Corporate Growth between 2015 to 2019.

Ronald Vance
Independent Director Age: 72 Director Since: 2023
Mr. Vance has served as a Director since June 2023. He is the Chair and a member of the Health, Safety and Environmental Committee as well as a member of the Audit Committee. Mr. Vance is a corporate director and retired senior executive with a distinguished track record in corporate development, corporate finance advisory and marketing management. He has over forty years of experience in mining and corporate development. Mr. Vance retired from Teck Resources Limited where he served as Senior Vice President, Corporate Development from 2006 to 2014. Prior to joining Teck Resources, Mr. Vance worked as a Managing Director of Rothschild (Denver) Inc. from 1991 to 2000 and as Managing Director/Senior Advisor of Rothschild Inc. from 2000 to 2005. Mr. Vance is currently an Independent Director of Royal Gold Inc. (NASDAQ: RGLD) and serves as a member of its Audit and Finance Committee. Mr. Vance served as Chairman of the Board of Southern Peaks Mining, L.P. in 2018.

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ARRANGEMENTS OR UNDERSTANDINGS
We have entered into an Investor Rights Agreement with Ma’aden dated July 6, 2023 (“IRA”) under which, among other things, we agreed to appoint a nominee selected by Ma’aden to our Board of Directors until our next annual meeting of stockholders and provide Ma’aden with the continuing right to nominate one director to our Board of Directors for so long as Ma’aden owns at least 8% of the outstanding shares of our common stock, subject to certain exceptions. Sofia Bianchi is Ma’aden’s nominee to serve on the Board of Directors.
FAMILY RELATIONSHIPS
There are no family relationships among any of our directors, director nominees or executive officers.
BOARD OF DIRECTORS LEADERSHIP STRUCTURE
Our Board of Directors is currently led by its Executive Chairman, Mr. Friedland. Our Board of Directors recognizes that it is important to determine an optimal board leadership structure to ensure independent oversight of management as the Company continues to grow. We separate the roles of Chief Executive Officer (“CEO”) and Chairman of the Board of Directors in recognition of the differences between the two roles. The CEO is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, while the Executive Chairman provides guidance to the CEO and presides over meetings of the full Board of Directors. We believe this separation of responsibilities provides a balanced approach to managing the Board of Directors and overseeing the Company.
Our Board of Directors has concluded that our current leadership structure is appropriate at this time. However, our Board of Directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
DIRECTOR INDEPENDENCE
Under the rules of NYSE American, at least a majority of the directors on the board of directors of a listed company must be independent directors. In addition, rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under these rules, a director will only qualify as an “independent director” if, in the opinion of that company’s Board of Directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Audit Committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.
Our Board of Directors has undertaken a review of the independence of each director nominee and considered whether each director nominee has a material relationship with us that would interfere with the exercise of independent judgment in carrying out his or her responsibilities as a director. As a result of this review, our Board of Directors determined each of Mr. Ball, Ms. de Margerie, Mr. Loftus-Hills, Ms. Patil, and Mr. Vance are independent within the meaning of the applicable rules of the NYSE American and that each of Mr. Ball, Ms. Patil, and Mr. Vance is also an independent director under Rule 10A-3 under the Exchange Act for the purpose of Audit Committee membership. In making these determinations, our Board of Directors reviewed and discussed information provided by the directors to us with regard to each director’s business and personal activities and current and prior relationships as they may relate to us and our management, including the beneficial ownership of our capital stock by each non-employee director and any transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.”
DIVERSITY
Board of Directors
We have not adopted a formal policy or a specific target with respect to the identification, nomination, or number of diverse candidates on the Board of Directors, as the Board of Directors has determined that a target would not be the most effective way of ensuring greater diversity. However, the Board of Directors is committed to increasing diversity on the Board of Directors as board turnover occurs from time to time, taking into account the skills, background, experience and knowledge desired at a particular time by the Board of Directors and its committees. Accordingly, consideration of the diversity of the Board of Directors will be an important component of the selection process for new members of the Board of Directors going forward.
The Compensation and Nominating Committee, within the purview of its mandate, has the responsibility to take diversity into consideration as part of the overall director selection and nomination processes and to make the identification of female and other candidates from underrepresented groups a search criterion. Diversity on the Board of Directors will be achieved by monitoring the level of diverse representation and, where appropriate, recruiting qualified candidates from underrepresented groups to fill positions, as the need arises, through vacancies, growth or otherwise.
Executive Officer Positions
In appointing individuals to executive officer positions, we weigh a number of factors, including skills, experience and personal attributes required for the position along with the level of female and other underrepresented group representation within our senior management team. There are currently four women occupying a senior executive position within the Company (36% of executive positions). We are committed to increasing the gender diversity of our executive officers going forward.

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We have not adopted a target for the number of diverse members in executive officer positions. The Board of Directors believes the most effective way to achieve greater diversity in our senior management team is to identify high-potential women and members of other underrepresented groups within the organization and work with them to ensure they develop the skills, acquire the experience, and have the opportunities necessary to eventually occupy executive officer positions. This includes taking action to build a culture of inclusion throughout the organization. The Board of Directors will, however, continue to evaluate the appropriateness of adopting targets in the future.
BOARD OF DIRECTORS’ ROLE IN RISK OVERSIGHT
Our Board of Directors has an active role, as a whole and also at the committee level, in overseeing the management of the risks we face. Our Board of Directors, as a whole, is responsible for general oversight of risks and regular review of information regarding our risks, including credit risks, liquidity risks and operational risks.
Executive management of the Company, with the assistance of internal audit and other management committees and key personnel, reviews periodically the Company’s risk management processes, including operational, legal, financial, governmental, environmental, corporate governance, credit, cybersecurity, and liquidity risk matters. Additionally, executive management reports at least on a quarterly basis to the Audit Committee any significant risk findings and the Audit Committee then reports such findings to the entire Board of Directors.
In addition, our Audit Committee reviews and discusses with our management the risks faced by our Company and the policies, guidelines, and processes by which management assesses and manages our Company’s risks, including major financial risk exposures and cybersecurity risk exposures, and the steps our management has taken to monitor and control such exposures. The Board of Directors has the ultimate oversight role to monitor how executive management manages the material risks associated with the Company’s operations.
We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing the Company and that our Board of Directors leadership structure supports this approach.
COMMITTEES OF THE BOARD OF DIRECTORS
Our Board of Directors has three committees: the Audit Committee, the Compensation and Nominating Committee and the Health, Safety and Environmental Committee. In 2024, the Audit Committee held four meetings, the Compensation and Nominating Committee held six meetings and the Health, Safety and Environmental Committee held three meetings. The committee charters are each available on the corporate governance section of our website at www.ivanhoeelectric.com. From time to time, our Board of Directors may also establish other committees that it deems necessary or desirable.

Audit Committee
Members	Russell Ball Chair Priya Patil Ronald Vance	Meetings in 2024: 4

The Audit Committee consists of Mr. Ball (Chair), Ms. Patil, and Mr. Vance, and is composed entirely of independent directors. The Audit Committee operates pursuant to a charter approved by the Board of Directors. The Audit Committee approves the engagement of our independent public auditor and the scope of the audit to be undertaken by such auditor. In connection with our Annual Report on Form 10-K, the Audit Committee also reviews with management and the independent auditor the financial information to be included therein. In addition, the Audit Committee reviews all proposed related party transactions for the purpose of recommending to the disinterested members of the Board of Directors whether the transaction should be ratified and approved. See “Certain Relationships and Related Party Transactions.”

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Compensation and Nominating Committee
Members	Priya Patil Chair Russel Ball Patrick Loftus-Hills	Meetings in 2024: 6

The Compensation and Nominating Committee consists of Ms. Patil (Chair), Mr. Ball and Mr. Loftus-Hills and is comprised entirely of independent directors. The Compensation and Nominating Committee operates pursuant to a charter approved by the Board of Directors. The Compensation and Nominating Committee recommends and advises the independent directors of the Board of Directors with respect to the compensation for the CEO. The Compensation and Nominating Committee also recommends and advises the Board of Directors with respect to the compensation of directors and other executive officers. The Compensation and Nominating Committee makes recommendations to the Board of Directors regarding the establishment and terms of our employee equity-based incentive plans and will administer such plans. The Compensation and Nominating Committee identifies and nominates members for appointment and election to the Board of Directors and develops and recommends to the Board of Directors corporate governance principles applicable to us.
The Compensation and Nominating Committee also oversees the annual evaluation of the Board of Directors’ performance. Pursuant to its charter, the Compensation and Nominating Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Compensation and Nominating Committee.
The Compensation and Nominating Committee recognizes the importance of using an independent compensation consulting firm that is appropriately qualified to provide services to the Board of Directors. In December 2023, the Compensation and Nominating Committee engaged Hugessen Consulting to act as an independent compensation consultant to the Compensation and Nominating Committee. Our Compensation and Nominating Committee determined that Hugessen had no conflicts of interest in providing services to the Compensation and Nominating Committee and was independent. Services provided in fiscal 2024 were to act as an independent compensation consultant to review executive / director pay and assist in the design and framework for Performance Share Unit awards.
Director Nominations
Director nominees are considered by our Compensation and Nominating Committee on a case-by-case basis. A candidate for election to our Board of Directors must possess the ability to apply good business judgment and must be in a position to properly exercise his or her duties of loyalty and care in his or her representation of the interests of stockholders. Candidates should also exhibit proven leadership capabilities, high integrity, and experience with a high level of responsibilities within their chosen fields and have the ability to quickly grasp complex principles of business, finance, and transactions regarding the Company’s industry.
The Compensation and Nominating Committee will consider these criteria for nominees identified by the Compensation and Nominating Committee or the Board of Directors, by stockholders, or through other sources. When current directors are considered for nomination for reelection, the Compensation and Nominating Committee will take into consideration their prior contributions and performance as well as the composition of our Board of Directors as a whole, including whether the Board of Directors reflects the appropriate balance of independence, sound judgment, business specialization, technical skills, diversity, and other desired qualities. The Compensation and Nominating Committee will make a preliminary assessment of each proposed nominee based upon the résumé and biographical information, an indication of the individual’s willingness to serve, and other relevant information. This information will be evaluated against the criteria set forth above and the specific needs of the Company at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the needs of the Company may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Compensation and Nominating Committee will determine which nominee(s) to submit for election, with final approval of any candidate being determined by the Board of Directors. The Compensation and Nominating Committee will use the same process for evaluating all nominees, regardless of the original source of the nomination.
It is our Compensation and Nominating Committee’s responsibility to consider stockholder proposals for nominees for election as directors that are nominated in accordance with our Certificate of Incorporation and our bylaws, and other applicable laws, including the rules and regulations of the SEC and any stock market on which our stock is listed for trading or quotation. Generally, such recommendations made by a stockholder entitled to notice of, and to vote at, the meeting at which such proposed nominee is to be considered are required to be written and received by the Corporate Secretary of the Company by no later than the close of business on the 120th day, nor earlier than the close of business of the 150th day in advance of the first anniversary of the preceding year’s annual meeting of stockholders. The notice must set forth all of the information required by the Company’s bylaws.

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Health, Safety and Environmental Committee
Members	Ronald Vance Chair Patrick Loftus- Hills Sofia Bianchi	Meetings in 2024: 3

The Health, Safety and Environmental Committee was established in February 2024 and consists of Mr. Vance (Chair), Mr. Loftus-Hills and Ms. Bianchi. The Health, Safety and Environmental Committee operates pursuant to a charter approved by the Board of Directors. The Health, Safety and Environmental Committee oversees our key health, safety, environmental and social policies and related risks, opportunities and matters affecting our business. The Health, Safety and Environmental Committee will also ensure accurate reporting of environmental, social and governance matters. ESG matters include, without limitation, health and safety, tailings management and stewardship, climate change, water stewardship, biodiversity and land management, waste management, human rights, stakeholder relations, corporate governance, social performance and Indigenous Peoples, and responsible sourcing practices.

MEETINGS AND ATTENDANCE
In 2024, the Board of Directors held four meetings, the Compensation and Nominating Committee held six meetings, the Audit Committee held four meetings, and the Health, Safety and Environmental Committee held three meetings.
During all Board and Committee meetings, the independent directors have an opportunity to meet privately without the presence of management.
While directors are encouraged to attend the Annual Meeting, there is no formal policy requiring their attendance. Notably, 100% of our directors were present at our 2024 Annual Meeting of Stockholders.
CODE OF BUSINESS CONDUCT AND ETHICS
Our Board of Directors has adopted a Code of Business Conduct and Ethics (the “Code”) applicable to our employees, directors, and officers, in accordance with applicable United States federal securities laws and the corporate governance requirements of the NYSE American.
The Board of Directors is responsible for overseeing the Code and must approve any waivers of the Code for executive officers and directors. Any waivers of the Code for directors or executive officers must be approved by our Board of Directors and disclosed on Form 8-K within four business days after the occurrence of the event. We expect that any amendments to the Code, or any waivers of its requirements with respect to our executive officers and directors, will be disclosed on our website.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Our Compensation and Nominating Committee members during the fiscal year ended December 31, 2024, were Ms. Patil, Mr. Ball and Mr. Loftus-Hills. No members of our Compensation and Nominating Committee who served during the last fiscal year is, or has ever been, an officer or employee of the Company or any of its subsidiaries, nor have any of them had any relationship that requires disclosure as a related party transaction under Item 404 of Regulation S-K. In addition, none of our executive officers currently serves, or during the past fiscal year served, (i) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that had one or more executive officers serving on our Board of Directors or our Compensation and Nominating Committee or, (ii) as a director of any entity one of whose executive officers served on our Compensation and Nominating Committee.
COMMUNICATION WITH THE BOARD OF DIRECTORS
Any stockholder desiring to communicate with our Board of Directors, or one or more of our directors, may send a letter addressed to the Board of Directors, Ivanhoe Electric Inc. at 450 E. Rio Salado Parkway, Suite 130, Tempe, AZ 85281, Attention: Corporate Secretary. The Corporate Secretary will review and forward to the appropriate members of the Board of Directors copies of all such correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board of Directors or its committees or that the Corporate Secretary otherwise determines requires their attention. Concerns relating to accounting, internal controls or auditing matters will be brought promptly to the attention of the Chair of the Audit Committee.
NON-EMPLOYEE DIRECTOR COMPENSATION
NON-EMPLOYEE DIRECTOR EQUITY COMPENSATION POLICY
We pay each non-employee director a base fee of $130,000 annually, of which $30,000 is paid in cash and $100,000 annually is paid in equity. The Compensation and Nominating Committee and the Board of Directors have the discretion to make the equity grants in the form of deferred share units (“DSUs”) or other equity such as restricted stock units (“RSUs”) or stock options (collectively “Equity”) at their discretion.
•	If the Equity grant is in the form of DSUs:
°	The grant will be lump-sum in March once the Company is out of blackout, unless otherwise determined by the Board of Directors.
°	DSUs vest at the end of each calendar quarter in the year of grant, such that 100% of DSUs vest at the end of Year 1.

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°	If a director’s Termination of Service occurs during the vesting year, vesting is pro-rata for the year.
°	Accelerated vesting and settlement in cases of death or disability.
°	Settlement of any vested DSUs occurs in shares as follows:
•	If the Company prescribes the settlement date, then settlement is at the earlier of
i)	3 years from grant date, or
ii)	at Termination of Service.
•	If directors elect the settlement date, then they shall elect between:
i)	the earlier of 3 years from grant date or at Termination of Service, or
ii)	at Termination of Service.
•	If the equity grant is in the form of Equity other than DSUs:
°	The Board of Directors shall determine the terms of such award in accordance with terms of the 2022 Long Term Incentive Plan (“LTIP”).
The $30,000 annual cash retainer is paid in bi-annual installments on or about June 30 and December 31. We also pay directors who serve on a committee an additional $5,000 cash retainer and a director who is the chair of a committee receives an additional $10,000 except the Audit Committee Chair who receives an additional $15,000.
A director may choose to take his or her cash retainer in Equity instead of cash. If Equity is selected by the Director, then:
•	If Equity is offered in DSUs:
°	The grant will be lump-sum in March once the Company is out of blackout, unless otherwise determined by the Board of Directors.
°	DSUs vest at the end of each calendar quarter in the year of grant, such that 100% of DSUs vest at the end of Year 1.
°	If a Director’s Termination of Service occurs during the vesting year, vesting is pro-rata for the year.
°	Accelerated vesting and settlement in cases of death or disability.
°	Settlement of any vested DSUs occurs in shares as follows:
•	If Company prescribes settlement date, then settlement at the earlier of:
i)	3 years from grant date, or
ii)	at Termination of Service.
•	If Directors elect settlement date (must elect by Dec. 31 of prior year), then they can elect between:
i)	the earlier of 3 years from grant date or at Termination of Service, or
ii)	at Termination of Service.
•	If Equity is offered in a form other than DSUs:
°	The Board of Directors shall determine the terms of such award in accordance with terms of the LTIP.
The Non-Employee Director Equity Compensation Policy described above does not apply to our employees and executive directors, whose compensation is set forth below under “Executive Compensation.”
The table below provides information on the director compensation earned in 2024 for persons who were our directors as of December 31, 2024, as well as those individuals who served as a director at any time during that fiscal year.
FISCAL YEAR 2024 NON-EMPLOYEE DIRECTORS COMPENSATION TABLE

Name(1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(7)	All Other Compensation ($)	Total ($)
Russell Ball(2)	$50,000	—	$99,992	—	$149,992
Sofia Bianchi(3)	$35,000	—	$99,992	—	$134,992
Victoire de Margerie(2)	$30,000	—	$99,992	—	$129,992
Hirofumi Katase(4)	$30,000	—	$99,992	—	$129,992
Patrick Loftus-Hills(5)	$40,000	—	$99,992	—	$139,992
Priya Patil(2)	$45,000	—	$99,992	—	$144,992
Ronald Vance(6)	$45,000	—	$99,992	—	$144,992

(1)	Mr. Friedland and Mr. Melvin’s compensation is shown below under “Executive Compensation.” They are not paid for acting as directors, but only in their capacity as executive officers.
(2)	Appointed as a director on June 27, 2022.
(3)	Appointed as a director on July 6, 2023.
(4)	Appointed as a director on January 30, 2022.
(5)	Appointed as a director on March 17, 2023.
(6)	Appointed as a director on June 8, 2023.
(7)
Represents the grant date fair value of stock options granted to the directors determined in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718 (“ASC 718”). Each non-employee director had the following number of stock options outstanding at the end of fiscal year 2024: Ball 28,927; Bianchi 28,927; de Margerie 28,927; Katase 28,927; Loftus-Hills 28,927; Patil 28,927; and Vance 28,927.

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PROPOSAL TWO
NON-BINDING, ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
Overview
We are seeking stockholders’ non-binding, advisory approval of the compensation for our Named Executive Officers, as detailed in the “Compensation Discussion and Analysis,” accompanying compensation tables, and related narrative in this proxy statement. Proposal Two, often referred to as a “Say on Pay” proposal, provides stockholders the opportunity to approve, reject, or abstain from voting on our executive compensation programs and policies for fiscal year 2024, as well as the compensation awarded to the Named Executive Officers. This vote addresses overall executive compensation as described in this proxy statement, rather than any specific component of compensation.
The proposal enables stockholders to express their views on the decisions made by the Compensation and Nominating Committee and the Board of Directors regarding the prior year’s compensation for the Named Executive Officers. While this advisory vote is not binding on the Company, the Board of Directors, or the Compensation and Nominating Committee, it serves as an important tool for providing feedback. This input helps guide the Board of Directors and Compensation and Nominating Committee in refining the Company’s executive compensation practices to better align with the interests of the Company and its stockholders, in keeping with our commitment to robust corporate governance standards.
The Board recommends that stockholders approve the following advisory resolution:
“RESOLVED, that the stockholders hereby approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this proxy statement including the compensation tables and narrative disclosure.”
Vote Required
Approval of the non-binding, advisory vote on the approval of our executive compensation (Proposal 2) will require the affirmative vote of the holders of a majority of the stock present in person or by proxy entitled to vote (excluding broker non-votes). Unless otherwise instructed, the Named Proxies will vote properly executed proxies timely received “FOR” Proposal 2.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF OUR EXECUTIVE COMPENSATION.

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COMPENSATION DISCUSSION AND ANALYSIS
Below is a discussion and analysis of our compensation programs as they pertain to our Chief Executive Officer, Chief Financial Officer, and the three other highest-paid executive officers for fiscal year 2024. At December 31, 2024, these individuals, collectively referred to as the Named Executive Officers (the “NEOs”), consist of our Executive Chairman of the Board of Directors Robert Friedland, principal executive officer (“PEO”) Taylor Melvin, our principal financial officer (“PFO”) Jordan Neeser, Quentin Markin and Cassandra Joseph.
This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations, and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from the currently planned programs summarized in this discussion.
ROLES OF THE COMPENSATION AND NOMINATING COMMITTEE AND MANAGEMENT
Priya Patil (Chair), Russell Ball, and Patrick Loftus-Hills serve as members of the Compensation and Nominating Committee. The Compensation and Nominating Committee is tasked with implementing and supporting the Board of Directors in fulfilling its oversight responsibilities regarding the Executive Chairman, Chief Executive Officer and other executive officer compensation, the development and terms of employee equity-based incentive plans, and the administration of those plans. Each Compensation and Nominating Committee member is an independent director with extensive expertise and a comprehensive understanding of compensation strategies and options.
Management plays an important role in executive compensation decisions by providing relevant data and making recommendations to the Compensation and Nominating Committee.

Role of Compensation and Nominating Committee	Role of Management
In fulfilling its mandate, the Compensation and Nominating Committee is responsible for the following:

• reviewing performance of NEOs and other executive officers;
•
evaluating the Chief Executive Officer compensation and providing recommendations to the Board of Directors;
•
reviewing proposed compensation of the NEOs and other executive officers and providing recommendations to the Board of Directors;
•
reviewing and providing recommendations to the Board of Directors broader policies on compensation; and
•
reporting regularly to the Board of Directors on all of Compensation and Nominating Committee activities during the year.

Management makes recommendations to the Compensation and Nominating Committee and keeps the committee informed of best practices regarding the following:
•
the annual Company objectives;
•
the annual individual objectives and goals of the NEOs and other executive officers;
•
proposed compensation adjustments for the NEOs and other executive officers, excluding the Executive Chairman and Chief Executive Officer;
•
the Company’s policies on compensation; and
•
equity-based compensation plans and amendments to such plans, as necessary.

In matters of executive pay decisions, management serves solely in an advisory and informational role. The Compensation and Nominating Committee is responsible for recommending compensation for the Executive Chairman, Chief Executive Officer, NEOs and other executive officers to the Board of Directors for approval.

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ANNUAL COMPENSATION CYCLE AND DECISION-MAKING PROCESS
Our compensation programs are strategically designed to motivate executives while allowing them to share in the growth of our business. The Company has demonstrated considerable success in attracting and retaining top talent, as evidenced by consistently low turnover rates among our NEOs and other executive officers. Additionally, in the view of the Compensation and Nominating Committee, these programs have played a significant role in supporting the Company’s executive retention and competitive positioning. As such, the Committee believes it is in the Company’s best interest to continue these programs.

COMPENSATION ELEMENT	OBJECTIVE	KEY COMPONENTS
BASE SALARY
Cash	• Attract and retain top talent by offering competitive salaries.	• Annual individual review of goals and objectives.
SHORT TERM INCENTIVES
Cash Bonus	• Reward and motivate executives to meet or exceed annual performance goals.	• Determined by individual employment agreements • Target is based on Company and individual performance
LONG TERM INCENTIVE PLAN
Stock Option Awards	• Retain top talent by awarding opportunity to share directly in the Company’s success through stock holdings.	• 3-year ratable vesting to promote long term commitment.
Restricted Stock Unit (“RSU”) Awards[1]	• Incentivize executives to remain with the Company and invest in its growth.	• 3-year ratable vesting to promote long term commitment.
Performance Share Unit (“PSU”) Awards[1,2]	• Incentivize and reward executive officers for achieving multi-year strategic objectives.	• 3-year cliff vesting based on performance measured by TSR relative to our peers.
BENEFITS
Healthcare, 401k, Disability, Life Insurance, Relocation Costs	• Ensure the health and well-being of executives. • Provide long term financial investments for executives’ post-retirement.	• Executives receive the same health benefit programs as other salaried employees. • Company contributes 3% of the executive’s salary toward their 401k.
(1)	These compensation elements were not awarded in 2024.
(2)	The Long Term Incentive Plan refers to this type of award as an RSU with performance criteria; however, for purposes of this proxy statement we refer to them as PSUs.
EQUITY COMPENSATION
All equity compensation awards are granted to the NEOs under the 2022 Long Term Incentive Plan and short-term incentives are issued pursuant to the terms of each NEO’s individual employment agreement. Details of these agreements can be found in the section of this proxy statement titled “Executive Compensation - Executive Employment Agreements.”
Our practice is to grant stock-based awards shortly after the Company’s blackout period ends, which is at least two trading days after the release of any material non-public information or other corporate events. All equity grants for NEOs and other executive officers are recommended by the Compensation and Nominating Committee and submitted to the Board of Directors for approval during a regularly scheduled meeting, typically held within the first quarter of the year. The grant date is a fixed, future date that is outside of a blackout, which is specified at the time of approval by the Board of Directors.
Equity grants to NEOs are generally issued during the first half of the year. A stock option award represents a contractual right to purchase shares at a future date for a specified exercise price. The per-share exercise price of a stock option, as recommended by the Compensation and Nominating Committee to the Board of Directors for approval, cannot be less than the closing price of our common stock on the grant date, or a higher price if required by TSX rules.
Restricted Stock Units (RSUs) and Performance Share Units (PSUs) may be subject to time-based or performance-based vesting criteria. RSUs with performance-based vesting are referred to as PSUs. The Compensation and Nominating Committee has broad discretion in defining performance criteria for awards, including the establishment of performance goals. The terms, conditions, and limitations of any stock award, including applicable vesting schedules or restrictions, are recommended by the Compensation and Nominating Committee and approved by the Board of Directors.

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2022 LONG TERM INCENTIVE PLAN AWARDS
The Company grants awards under the 2022 Long Term Incentive Plan (“LTIP”) annually, typically once out of blackout after the filing of the Audited Financial Statements on Form 10-K. The LTIP is intended to incentivize executive retention by awarding equity that vests over time contingent upon continued employment. LTIP targets for NEOs are 200% of Base Salary to help focus executive officers on long term success. In 2024, LTIP was awarded at 100% of target.
For the 2024 LTIP grant, the Company awarded stock options with an exercise price of $13.50, aligning with the share price at the time of the Company’s public offering in September 2023. Stock options play a crucial role in driving executive stock ownership, ensuring alignment with stockholder interests, and providing compensation that reward executives when the stock price appreciates.
Pursuant to the compensation arrangement between the Company and its Executive Chairman Robert Friedland, the Company awarded Mr. Friedland an annual base salary for 2024, short-term incentive award for prior services, and long term incentive awards for 2024 in the form of equity for 2024, pursuant to the Company’s equity based incentive plans and associated award agreements. Mr. Friedland was paid in equity in order to support his alignment with stockholder interests and to preserve the Company’s treasury.
SHORT TERM INCENTIVE AWARDS
The Company grants short term incentives (“STIP”) annually in cash awards to NEOs, with the exception of our Executive Chairman Robert Friedland who receives his STIP in equity-based awards. STIP awards are typically distributed within the first quarter of the year and are designed to reward and motivate executives to achieve or exceed annual performance objectives.
STIP targets for NEOs are 100% of Base Salary, reinforcing a pay-for-performance structure that aligns executive compensation with the Company’s success. In 2024, STIP awards were based on the achievement of performance goals, as determined at the discretion of the Compensation and Nominating Committee, that support the Company’s key business priorities with the following areas of focus:

Health, Safety and Environment	Operational Performance	Corporate Development
Prioritizing safety awareness, incident reporting and injury risk management	Execution of drilling plans for exploration and to support technical studies and technical study preparation	Review and analyze strategic opportunities
PSU PROGRAM DESIGN
The PSU program was approved by the Board in 2024. The PSU program is a key part of our equity compensation structure in 2025, but PSUs were not awarded for 2024 compensation. The Company’s PSU program is designed to align management’s long term compensation with shareholder returns, ensuring that leadership remains committed to delivering sustainable value.
Under this program, PSUs cliff vest after a three-year performance period, with the number of units earned based on the Company share price performance relative to a Base Metals Index, a key industry benchmark. This performance metric, referred to as Relative Total Shareholder Return (rTSR), directly links executive compensation to market performance, reinforcing accountability and long-term strategic execution.
•	If the Company’s share price performs in line with the 50th percentile, executives receive a 1.0x PSU payout.
•	If performance reaches or exceeds the 75th percentile, the payout increases to 2.0x PSUs, reflecting superior shareholder value creation.
•	If performance falls below expectations, the payout is adjusted accordingly, ensuring a performance-driven compensation structure. If performance falls below the 25th percentile there is no payout.
•	Any performance between the 25th and 75th percentile is interpolated on a linear basis.
By aligning executive incentives with stockholder interests, the PSU program supports long-term value creation, talent retention, and industry outperformance, reinforcing the Company’s commitment to delivering strong and sustainable long term returns.
COMPENSATION RISK MANAGEMENT
The Committee shall review on a periodic basis the operation of the Company’s compensation program to evaluate its coordination and execution, including alignment between risk management and compensation practices to avoid unnecessary risk taking, and shall recommend to the Board of Directors steps to modify compensation programs that provide benefits or payments that are not reasonably related or are disproportionate to the benefits received by the Company.
INDEPENDENT EXECUTIVE COMPENSATION EVALUATION
In December 2023, the Compensation and Nominating Committee engaged Hugessen Consulting, an independent compensation consultant, to provide an in-depth evaluation of our executive and director compensation programs. Hugessen was tasked with reviewing our compensation practices against market data to ensure competitiveness and alignment with best practices. This review focused on ensuring that our equity compensation structure remains attractive, equitable, and aligned with market trends, enabling us to retain and motivate top talent while delivering long term value to our stockholders. Services provided in fiscal year 2024 were to act as an independent compensation consultant to review executive/ director pay and assist in the design and framework for Performance Share Unit awards.

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The insights provided by Hugessen Consulting allowed the Compensation and Nominating Committee to make informed recommendations based on current market data to the Board of Directors. This ensures that our compensation framework remains both market-competitive and performance-driven, reflecting our commitment to robust governance and alignment with stockholder interests.
EMPLOYEE BENEFITS
Key benefits include paid vacation time, premiums for short-term and long term disability insurance, a matching contribution and a discretionary 401(k) plan contribution, premiums for health insurance and life insurance and relocation costs.
REPORT OF THE COMPENSATION AND NOMINATING COMMITTEE OF THE
BOARD OF DIRECTORS
The Compensation and Nominating Committee of the Company’s Board of Directors has submitted the following report for inclusion in this Proxy Statement: The Committee has reviewed and discussed with management the Compensation Discussion and Analysis contained in this Proxy Statement. Based on the review and discussions with management, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the SEC.
COMPENSATION AND NOMINATING COMMITTEE
Priya Patil, Chair
Russell Ball
Patrick Loftus-Hills
COMPENSATION POLICIES AND PRACTICES
STOCK OWNERSHIP POLICY FOR EXECUTIVE OFFICERS AND NON-EMPLOYEE DIRECTORS
The Company’s Board of Directors adopted and approved a Stock Ownership Policy for the Company’s Executives Officers and Non-Employee Directors (“Stock Ownership Policy”), which became effective November 2, 2023. The Board of Directors and management believe that linking the personal financial interests of corporate executives and directors to the Company’s success gives them a greater stake in the Company and enhances the alignment of the interests of those executives and directors with the interests of our stockholders. The Board of Directors believes that this alignment will benefit our stockholders. The Compensation and Nominating Committee shall have full authority to oversee the administration, implementation, interpretation, and modification of the Stock Ownership Policy.
The Board of Directors expects the following corporate executives and directors of the Company to acquire and hold common stock of Ivanhoe having a fair market value (determined as set forth below) equal to the amounts specified below (the “Targeted Stock Ownership Amount”):

Executive Chairperson of the Board of Directors	3 times annual base salary
Chief Executive Officer	3 times annual base salary
President	3 times annual base salary
Chief Financial Officer	2 times annual base salary
Chief Operating Officer	2 times annual base salary
Other Executive Officers	2 times annual base salary
Non-Employee Directors	3 times annual retainer

Each Non-Employee Director, Executive Chairperson, President, Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and each other Executive Officer of the Company, (collectively referred to as the “Covered Persons”) will be required to hold a number of shares of common stock of the Company (“Common Stock”) or full-value Common Stock awards that are vested or subject only to time-based vesting.
The Targeted Stock Ownership Amount for each Covered Person shall be based on compensation as reported for the twelve (12) month period ending on December 31, and the number of shares of Common Stock to be held will be based on the higher of (a) the last closing price of the Common Stock on the NYSE American LLC in each year, and (b) (i) in the case of Common Stock, the cost basis of the Common Stock, and (ii) in the case of deferred share units, restricted stock units and other full-value Common Stock awards that have not yet resulted in the issuance of Common Stock, the fair market value of the underlying Common Stock on the award’s grant date. Effective November 2, 2023, the adoption of this Stock Ownership Policy, Covered Persons must comply with these requirements within 36 months of January 1, 2024. Newly appointed Covered Persons must comply with this Policy within 36 months of their appointment.
Once achieved, ownership of the applicable Targeted Stock Ownership Amount should be maintained for as long as a Covered Person is subject to the Stock Ownership Policy. Covered Persons are strongly discouraged from dispositions of Common Stock until they have achieved their Targeted Stock Ownership Amount.

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In the event that a Covered Person has not achieved his or her applicable Targeted Stock Ownership Amount by the effective date specified above, or the individual disposes of stock other than as permitted, then the Compensation and Nominating Committee may consider the level of stock ownership held by such individual and the disposition of stock as factors in making subsequent compensation and/or award decisions for the individual. The Board of Directors recognizes that exceptions to this Stock Ownership Policy may be necessary, appropriate, or advisable, in individual cases. The Compensation and Nominating Committee may approve such exceptions from time to time, as the Compensation and Nominating Committee deems appropriate.
CLAWBACK POLICY
The Company’s Board of Directors adopted and approved a Clawback Policy, which became effective March 14, 2023. The Clawback Policy is the Company’s commitment to creating and maintaining a culture of integrity and accountability within the Company, which reinforces the Company’s pay-for-performance compensation philosophy and discourages actions detrimental to the Company’s business performance and long term success.
The Clawback Policy applies to the Company’s current and former executive officers, as determined by the Board of Directors in accordance with Section 10D of the Exchange Act and the listing standards of the national securities exchange on which the Company’s securities are listed, and such other senior executives/employees who may from time to time be deemed subject to the Policy by the Board of Directors (“Covered Executives”). The Clawback Policy covers Incentive Compensation received by a person after beginning service as a Covered Executive and who served as a Covered Executive at any time during the performance period for that Incentive Compensation.
The Clawback Policy describes the circumstances in which the Company will be required to recover, and Covered Executives will be required to repay or return, erroneously awarded compensation to the Company or any of its subsidiaries reported on a consolidated basis in accordance with the applicable rules of The New York Stock Exchange Listed Company Manual and Section 10D of the Exchange Act.
The Clawback Policy requires a clawback of compensation received during the three fiscal years immediately preceding the date the Company is required to prepare an accounting restatement due to the Company’s material noncompliance with any financial reporting requirement under the securities laws. Among other things, the policy covers incentive-based compensation awarded on the basis of financial measures and prohibits the Company from indemnifying any Covered Executives against the loss of erroneously awarded compensation.
INSIDER TRADING COMPLIANCE POLICY
The Company maintains an Insider Trading Compliance Policy for its officers, directors, employees, consultants of the Company and its subsidiaries (“Covered Persons”). The Secretary may also designate additional classes of persons as Covered Persons for purposes of this policy. Covered Persons are responsible for ensuring that their immediate family members (e.g., spouses, children, stepchildren, parents, grandparents, stepparents, siblings, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law, or sisters-in-law) and members of their households also comply with this Policy. This Policy also applies to any entities controlled by individuals subject to the Policy, including any corporations, partnerships or trusts, and transactions by these entities should be treated for the purposes of this Policy and applicable securities laws as if they were for the individual’s own account. The Company believes the policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing standards applicable to the Company.
To ensure compliance with the Insider Trading Compliance Policy and applicable United States federal securities laws and Canadian securities laws, and to avoid even the appearance of trading on the basis of inside information, procedures have been established, and will be maintained and enforced, by the Company to prevent insider trading.
The Insider Trading Compliance Policy prohibits officers, directors, certain employees, consultants of the Company and its subsidiaries from trading during specific periods beginning at market open on the day following the last trading day of the Company’s fiscal quarter until after the Company’s public disclosure of financial and operating results for that quarter. In addition, all transactions in the Company’s or its subsidiaries’ securities (including without limitation, acquisitions and dispositions of Company stock, the “net” or “cashless” exercise of stock options and the sale of Company stock issued upon exercise of stock options), other than exercises of stock options with cash or other equity awards or vesting of equity-based awards that do not involve a market sale of the Company’s or its subsidiaries’ securities must be pre-cleared by the Secretary, or if the Secretary is unavailable, the Company’s Chief Financial Officer. As part of the pre-clearance process, the individual requesting pre-clearance must confirm that he or she is not in possession of material, non-public information, and the Company can only assume the truthfulness of your confirmation. Pre-clearance does not relieve the individual of his or her responsibility under SEC rules and applicable Canadian securities laws, and pre-clearance does not mean the individual’s pre-cleared trade is legal. Trading remains at the risk of the individual.
The Company may impose additional restricted trading periods at any time if it believes trading by employees would not be appropriate because of developments at the Company that are, or could be, material. In addition, the Company requires pre-approval of trades in Company or its subsidiaries’ securities and prohibits buying shares on margin or using shares as collateral for loans. Other than as stated in this paragraph and the stock ownership guidelines stated above, the Company does not have a holding period on common stock.
A copy of this policy is available on our website at www.ivanhoeelectric.com.
ANTI-HEDGING SECURITIES
The Company’s Insider Trading Compliance Policy prohibits officers, directors, employees, consultants of the Company and its subsidiaries from engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s and its subsidiaries’ equity securities, whether such securities were granted as compensation or are otherwise held, directly or indirectly.

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ANTI-SHORT SALES AND ANTI-MARGINS
Anti-Short Sales
Short sales of the Company’s or its subsidiaries’ securities evidence an expectation on the part of the seller that the securities will decline in value, and therefore signal to the market that the seller has no confidence in the Company or its short-term prospects. In addition, short sales may reduce the seller’s incentive to improve the Company’s performance. For these reasons, the Insider Trading Compliance Policy prohibits short sales of the Company’s and its subsidiaries securities. In addition, Section 16(c) of the 1934 Act prohibits Section 16 reporting persons from making short sales of the Company’s equity securities, i.e., sales of shares that the Insider does not own at the time of sale, or sales of shares against which the Insider does not deliver the shares within 20 days after the sale.
Anti-Margins
Purchasing on margin means borrowing from a brokerage firm, bank, or other entity in order to purchase the Company’s or its subsidiaries’ securities (other than in connection with a cashless exercise of stock options under applicable equity plans). Margin purchases of the Company’s or its subsidiaries’ securities are prohibited under the Insider Trading Compliance Policy. In addition, pledging the Company’s or its subsidiaries’ securities as collateral to secure loans is prohibited under the Insider Trading Compliance Policy. This prohibition includes, among other things, that an individual cannot hold the Company’s or its subsidiaries’ securities in a margin account (which would allow an individual to borrow against their holdings).
EXECUTIVE OFFICERS
The following table sets forth information regarding our executive officers as of the date of this proxy statement.

Name	Age	Position	Officer Since
Robert Friedland	74	Executive Chairman of the Board of Directors	2022
Taylor Melvin	55	Chief Executive Officer, President, and Director	2022
Jordan Neeser	42	Chief Financial Officer	2022
Quentin Markin	52	Executive Vice President, Business Development and Strategy Execution	2023
Mark Gibson	56	Chief Geophysics Officer	2022
Graham Boyd	39	Senior Vice President, Exploration	2022
Glen Kuntz	57	Senior Vice President, Mine Development	2022
Cassandra Joseph	53	General Counsel and Corporate Secretary	2023
Stephani Terhorst	46	Vice President, Human Resources	2023

Robert Friedland	Executive Chairman of the Board of Directors

Mr. Friedland has served as Executive Chairman of the Board of Directors since November 21, 2022. For Mr. Friedland’s biography, refer to the section of this proxy statement entitled “Board of Directors and Corporate Governance – Directors.”

Taylor Melvin	Chief Executive Officer

Mr. Melvin has served as our CEO, President, and member of our Board of Directors since November 2022. For Mr. Melvin’s biography, refer to the section of this proxy statement entitled “Board of Directors and Corporate Governance – Directors.”

Jordan Neeser	Chief Financial Officer

Mr. Neeser has served as our Chief Financial Officer since November 21, 2022. Since June 2024, he has served as a Director of Cordoba Minerals Corp. (“Cordoba”) (TSX). Mr. Neeser is a finance executive with over twenty years of experience in financial reporting, corporate development, and corporate finance, primarily in the mining sector. Most recently Mr. Neeser was Chief Financial Officer and Corporate Secretary at TSX listed Gold Standard Ventures from March 2021 to August 2022, when it was acquired by Orla Mining (TSX:OLA) in August, 2022. Mr. Neeser was previously Chief Financial Officer of Conifex Timber Inc. (TSX:CFF) from December 2018 to March 2021, and before that spent eight years with First Quantum (TSX:FM) as both Group Controller and Director, Business Development. Mr. Neeser started his career with KPMG, as a Chartered Public Accountant, Chartered Accountant, and holds a Bachelor of Commerce degree from the University of British Columbia, Vancouver, Canada.

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Quentin Markin	Executive Vice President, Business Development and Strategy Execution

Mr. Markin has served as our Executive Vice President, Business Development and Strategy Execution since January 1, 2023. Since September 2023 he has served as a Director of Cordoba. Mr. Markin is a seasoned mining lawyer with over twenty-four years of experience, all with the Canadian firm Stikeman Elliott LLP, where he had been a partner since 2008. Over his career, he has lived and practiced in the world’s mining centers — Sydney, London, Vancouver, and Toronto. Mr. Markin’s practice focused on M&A, project development and financing matters for mining companies globally and has been recognized by international legal consultancy Chambers for 11 years as a mining law expert. Mr. Markin has acted for the Company since its inception, as well as other Ivanhoe group companies, including Ivanhoe Mines, but also senior producers, junior exploration companies, and investment banks. His notable transactions outside of the Ivanhoe Group include the 2007 Cdn$1.2 billion initial public offering of Franco- Nevada and the 2015 acquisition by OceanaGold of Romarco Minerals and its Haile Gold Mine located in South Carolina for around Cdn$856 million. Mr. Markin received his Bachelor’s of Law Degree from the University of Ottawa, Canada, and holds an M.A. in International Relations from the Norman Patterson School of International Affairs, Ottawa, Canada.

Mark Gibson	Chief Geophysics Officer

Mr. Gibson has served as our Chief Geophysics Officer since July 2023 and has served the function of our principal Operating Officer since April 2021. He has also serves as Chief Operating Officer of Cordoba Minerals Corp. since August 2017. Mr. Gibson served as the Chief Operating Officer of Kaizen Discovery Inc. (“Kaizen”) from May 2016- February 2024. Mr. Gibson has more than thirty-three years of wide-ranging experience as a geoscientist and manager in the natural resources sector. Mr. Gibson joined HPX in 2011 as the company’s founding executive and was instrumental in the formation of Kaizen in 2013 and HPX’s strategic partnership with Cordoba in 2015. Mr. Gibson has served on the board of Ivanhoe Electric’s subsidiary Computational Geosciences Inc. since June 2011. Before joining HPX, Mr. Gibson worked with Anglo American and was the founder of a geophysical service company focused on managing seismic surveys for the mining industry. Mr. Gibson holds a M.Sc. Geophysics from the University of Leeds; a B.Sc. (Hons) Geology from the University of Southampton and is a Registered Professional Geoscientist in the Province of British Columbia and is a registered Professional Natural Scientist (Pr.Sci.Nat) with the South African Council for Natural Scientific Professions.

Graham Boyd	Senior Vice President, Exploration

Mr. Boyd has served as our Senior Vice President, Exploration since August 7, 2023, and prior to that was our Senior Vice President and Vice President, U.S. Projects since November 2022, and June 2021, respectively. Mr. Boyd is a Geologist with over seventeen years of base and precious metals experience, having worked principally in Australia, North America, and South America. Prior to joining the Company, Mr. Boyd held various roles within HPX including as Principal and Senior Geologist since 2013, and has been responsible for identification, review, acquisition, and execution of numerous exploration projects, particularly those that form our portfolio of projects in the United States. While with HPX, Mr. Boyd was a leader in the delineation and exploration success of the Alacran and San Matias Cu-Au- Ag deposits in Colombia. Prior to HPX, Mr. Boyd held roles with Ivanhoe Australia and Ivanhoe Mines Mongolia, since 2006. At Ivanhoe Australia, Mr. Boyd was a member of the discovery team for the world’s highest-grade Mo-Re deposit, Merlin, and he also was a key contributor to delineation and resource development of the Mount Dore Cu and Mt Elliott- SWAN Cu-Au deposits. Prior to roles in the Ivanhoe Group, Mr. Boyd worked on copper porphyries in British Columbia, and diamond exploration in Nunavut and Quebec. Mr. Boyd holds a Bachelor of Science in Geoscience from the University of Victoria.

Glen Kuntz	Senior Vice President, Mine Development

Mr. Kuntz has served as our Senior Vice President, Mine Development since November 21, 2022, and prior to that was our Chief Technical and Innovation Officer since January 2022. He is also Vice President of Mesa Cobre Corporation, one of our subsidiaries, effective April 2022. Mr. Kuntz is a Qualified Person, Professional Geologist, and mining executive with over thirty years of experience focused on exploration, development and operations (underground and open pit), technology, and studies across a variety of commodities and mining types/methods throughout the Americas, Africa and Australia. Prior to joining the Company, Mr. Kuntz was a consulting specialist geology/mining at Nordmin since March 2018 and before that a director of exploration projects at Yamana Gold Inc. from 2015 to 2018. Mr. Kuntz was also President and Chief Executive Officer of Mega Precious Metals Inc., a successful junior exploration company, from 2012 to 2015 which was acquired by Yamana Gold, and its Chief Operating Officer from 2011 to September 2012. Mr. Kuntz gained significant development/production experience in a variety of other senior positions with Runge Ltd., Placer Dome Corporation, and Rea Gold Corporation. Mr. Kuntz holds a Bachelor’s of Science in Geology from the University of Manitoba.

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Cassandra Joseph	General Counsel and Corporate Secretary

Ms. Joseph has served as our General Counsel and Corporate Secretary since February 1, 2023. Ms. Joseph is an accomplished U.S. mining industry legal executive with over twenty years of experience in corporate, environmental, and intellectual property law. Ms. Joseph also serves as a Director of i-80 Gold Corp. from May 2024 to present (IAUX:NYSE, IAU:TSX). She was previously lead independent Director and the Chair of the Corporate Governance, Nominations and Compensation Committee of Bunker Hill Mining Corporation from 2020 to 2024 (XCNQ:BNKR). Before joining the Company, Ms. Joseph was Senior Vice President and General Counsel for Nevada Copper in Reno, Nevada from May 2019 to January 2023. Prior to Nevada Copper, she served as Vice President, Associate General Counsel, Corporate Secretary, and Chief Compliance Officer from 2015 to 2019 for Reno, Nevada-based Tahoe Resources prior to its sale to Pan American Silver. Ms. Joseph also worked in the Nevada Attorney General’s Office, representing the Division of Environmental Protection, the Division of Water Resources, and other agencies within the Department of Natural Resources. She holds a Juris Doctor from Santa Clara University School of Law and a Bachelor of Arts from the University of California, Berkeley.

Stephani Terhorst	Vice President, Human Resources

Ms. Terhorst has served as our Vice President Human Resources since March 2023. Ms. Terhorst is an accomplished human resources and employee benefits professional with over twenty-five years of human resources experience, primarily in the coal and aggregates mining sector. Prior to joining the Company, Ms. Terhorst was the Senior Director of Human Resources and Benefits with NACCO Industries, a coal producer in Dallas, Texas since 2016. She has also served as Director of Human Resources for Jennmar Corporation, which manufactures various underground mining products. Ms. Terhorst holds Certified Employee Benefits Specialist, Professional in Human Resources, and Group Benefits Associate certifications. She holds a Bachelor’s degree in Human Resources Management from the University of Pittsburgh and a Master’s degree in Human Resources and Industrial Relations from St. Francis University.

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EXECUTIVE COMPENSATION
At December 31, 2024, our NEOs consist of our Executive Chairman of the Board of Directors Robert Friedland, principal executive officer (“PEO”) Taylor Melvin, our principal financial officer (“PFO”) Jordan Neeser, Quentin Markin and Cassandra Joseph. This section discusses the material components of the executive compensation program for our NEOs as listed in the “Fiscal Year 2024 Summary Compensation Table” below.
FISCAL YEAR 2024 SUMMARY COMPENSATION TABLE
The table below summarizes the total compensation earned by each NEO in the fiscal year ended December 31, 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(7)	Option Awards ($) (8)	All Other Compensation ($)	Total ($)
Robert Friedland(1) Executive Chairman of the Board of Directors	2024	$500,000(2)	$—	$43,254	$1,483,302	$—	$2,026,556
	2023	$—	$—	$29,340	$7,563	$—	$36,903
	2022	$—	$—	$97,787	$3,005,690	$—	$3,103,477
Taylor Melvin(4) President and Chief Executive Officer	2024	$500,000	$450,000	$—	$999,904	$45,341	$1,995,245
	2023	$500,000	$465,000	$—	$—	$6,879	$971,879
	2022	$57,051	$—	$7,485,000	$2,541,667	$—	$10,083,718
Jordan Neeser(3)(4) Chief Financial Officer	2024	$295,960	$262,600	$—	$599,944	$15,071	$1,173,575
	2023	$309,279	$277,540	$—	$—	$—	$586,819
	2022	$26,305	$—	$—	$2,541,667	$—	$2,567,972
Quentin Markin(5) Executive Vice President, Business Development and Strategy	2024	$400,000	$354,000	$—	$799,925	$25,198	$1,579,123
	2023	$400,000	$377,600	$9,112,500	$—	$—	$9,890,100
	2022	$—	$—	$—	$—	$—	$—
Cassandra Joseph(6) General Counsel and Corporate Secretary	2024	$300,000	$270,450	$—	$599,944	$27,201	$1,197,595
	2023	$275,000	$102,338	$—	$3,611,667	$29,875	$4,018,880
	2022	$—	$—	$—	$—	$—	$—

(1)	Robert Friedland entered into a compensation and change of control arrangement with the Company on May 9, 2024.
(2)	At Mr. Friedland’s election, his salary was paid in in the form of 105,932 stock options on April 8, 2024 as described under “Fiscal Year 2024 Grants of Plan-Based Awards Table.”
(3)	All Canadian $ amounts have been translated at average Bank of Canada exchange rate for 2024 of 1.3698.
(4)
Taylor Melvin and Jordan Neeser were appointed on November 21, 2022. Mr. Melvin’s other compensation for 2024 consists of $3,034 for Life Insurance, $2,326 for Short-Term and Long Term Disability Premiums, $24,938 for Medical Insurance and $15,043 for 401(k). Mr. Neeser’s other compensation for 2024 consists of $1,499 for Life Insurance, $1,229 for Short-Term and Long Term Disability Premiums, $5,556 for Medical Insurance, $3,041 for 401(k) and $3,746 for parking.

(5)	Quentin Markin was appointed on January 1, 2023. Mr. Markin’s other compensation for 2024 consists of $5,013 for Medical Insurance, $18,908 for 401(k) and $1,278 for travel insurance.
(6)
Cassandra Joseph was appointed on February 1, 2023. Other compensation for 2024 consists of $134 for Life Insurance, $2,183 for Short-Term and Long-Term Disability Premiums, $15,845 for Medical Insurance, and $9,039 for 401(k). Other compensation for 2023 consists of $4,875 for 401(k) and $25,000 for relocation costs.

(7)
Represents the grant date fair value of RSUs to the officer determined in accordance with FASB ASC 718. See note 12(b) to the December 31, 2024 Audited Financial Statements. Mr. Friedland’s RSUs vest as follows: 100,000 Cordoba RSUs granted on August 1, 2022 will vest 1/3 annually for three years beginning on August 1, 2023; 150,000 Cordoba RSUs granted on April 9, 2024 will vest 1/3 annually for three years beginning on April 9, 2025; 150,000 Kaizen Discovery Inc. RSUs granted February 7, 2022, these RSUs vest ratably (1/3) on each of February 7, 2023, February 7, 2024, February 7, 2025. On February 7, 2024, pursuant to the Company’s acquisition of the remaining Kaizen common shares as detailed under “Kaizen Discovery Inc. Stock Option Plan and Kaizen Discovery Inc. Long Term Incentive Plan,” the vesting of 100,000 RSUs were accelerated, and they were converted into Kaizen Discovery Inc. common shares. The 150,000 Kaizen Discovery Inc. common shares were then exchanged for 787 shares of Ivanhoe Electric Inc.; 330,000 Kaizen Discovery Inc. RSUs granted April 12, 2023, these RSUs vest ratably (1/3) on each of April 12, 2024, April 12, 2025, April 12, 2026. On February 7, 2024, pursuant to the Company’s acquisition of the remaining Kaizen Discovery Inc. common shares as detailed under “Kaizen Discovery Inc. Stock Option Plan and Kaizen Discovery Inc. Long Term Incentive Plan,” the vesting of 330,000 RSUs were accelerated, and they were converted into 330,000 Kaizen Discovery Inc. common shares which were then exchanged for 2,598 shares of Ivanhoe Electric Inc. Mr. Melvin’s RSUs vest as follows: 750,000 Ivanhoe Electric RSUs granted on November 21, 2022 will vest 1/3 annually for three years beginning on November 21, 2023. Mr. Markin’s RSUs vest as follows: 750,000 Ivanhoe Electric RSUs granted on January 1, 2023, will vest 1/5 annually for five years beginning on January 1, 2024.

(8)
Represents the grant date fair value of stock options granted to the officer determined in accordance with FASB ASC 718. See note 12(b) to the December 31, 2024 Audited Financial Statements. Mr. Friedland’s stock options will vest as follows: 415,170 Ivanhoe Electric stock options granted on April 8, 2024 will vest 1/3 annually for three years beginning on April 8, 2025; 583,334 Ivanhoe Electric stock options granted on November 21, 2022 will vest ratably 1/3 annually beginning on November 21, 2023; 100,000 Cordoba stock options with an exercise price of C$0.53 granted August 1, 2022 will vest ratably (1/3) on each of February 1, 2023, August 1, 2023 and August 1, 2024 followed by an additional grant of 150,000 Cordoba stock options with an exercise price of C$0.39 granted April 9, 2024 will vest ratably (1/3) each of October 9, 2024, April 9, 2025 and April 9, 2026; and 50,000 Kaizen Discovery Inc. stock options with an exercise price C$0.495 granted on February 7, 2022 which vest ratably (1/3) each on August 7, 2022, February 7, 2023, February 7, 2024, followed by an additional grant of 115,556 stock options with an exercise price of C$0.12 on April 12, 2023 vest ratably (1/3) each on October 12, 2023, April 12, 2024, and April 12, 2025. On February 7, 2024, pursuant to the Company’s acquisition of the remaining Kaizen common shares as detailed under “Kaizen Discovery Inc. Stock Option Plan and Kaizen Discovery Inc. Long Term Incentive Plan,” the Kaizen stock options cancelled. Mr. Melvin’s stock options vest as follows: 289,268 Ivanhoe Electric stock options granted on March 11, 2024 will vest ratably (1/3 annually) each beginning on March 11, 2025; 500,000 Ivanhoe Electric Inc. stock options granted on May 21, 2022, will vest 1/3 annually beginning on May 21, 2023. Mr. Neeser’s stock options vest as follows: 173,561 Ivanhoe Electric stock options granted each on March 11, 2024, will vest 1/3 annually beginning on March 11, 2025; 500,000 Ivanhoe Electric Inc. stock options granted on May 21, 2022, will vest 1/3 annually beginning on May 21, 2023. Ms. Joseph’s stock options vest as follows: 173,561 Ivanhoe Electric stock options granted each on March 11, 2024 will vest 1/3 annually beginning on March 11, 2025; 500,000 Ivanhoe Electric Inc. stock options granted on February 1, 2023, will vest 1/3 annually beginning on February 1, 2024. Mr. Markin’s stock options vest as follows: 231,415 Ivanhoe Electric stock options granted on March 11, 2024 will vest 1/3 annually beginning on March 11, 2025.

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EXECUTIVE EMPLOYMENT AGREEMENTS
Compensation Letter with Robert Friedland
On May 9, 2024, the Company entered into a compensation and change of control arrangement with Robert Friedland with respect to his services as the Executive Chairman of the Company. The arrangement is set forth in a letter to Mr. Friedland dated May 9, 2024 (the “Compensation Letter”). In 2024, the Compensation and Nominating Committee had the first opportunity since the Company’s IPO to set an appropriate compensation for the Executive Chairman, which is comparable in amount to the CEO’s base, STIP and LTIP. However, the Executive Chairman has been paid the entire amount in equity without any cash payments. Pursuant to the terms of the Compensation Letter, Mr. Friedland is entitled to an annual base salary of $500,000 per year (“Base Salary”), effective from January 1, 2024. Mr. Friedland will be eligible on an annual basis to receive short-term and long term incentive awards, with a short-term bonus target of 100% of his Base Salary (“Short Term Bonus”) and a long term bonus target of 200% of his Base Salary (“Long Term Bonus”), based on the terms and conditions of the Company’s then effective annual incentive and equity-based incentive plans or programs and contingent upon the degree of achievement of any applicable performance goals. Short Term Bonus and Long Term Bonus shall be and Base Salary may be awarded in a form of equity as determined by the Board of Directors and pursuant to the Company’s equity based incentive plans and associated award agreements. Compensation covered in the Compensation Letter is subject to annual review.
In the event of a Change of Control (as defined in the Compensation Letter) where Mr. Friedland’s services as Executive Chairman are terminated during the 12 month period following such Change in Control, then Mr. Friedland will be entitled to receive a lump sum cash payment, less applicable withholdings, equal to 18 months of his annual Base Salary and his equity incentive awards shall be governed in accordance with the terms of the applicable plans and award grant agreements.
Employment Agreement with Taylor Melvin
Effective November 21, 2022, Taylor Melvin was appointed President and CEO of the Company. Mr. Melvin also joined the Board of Directors effective on that date.
On October 21, 2022, Mr. Melvin entered into an employment agreement with the Company (the “CEO Employment Agreement”) for a term to continue indefinitely from the commencement of his employment until Mr. Melvin resigns or is terminated in accordance with the terms and conditions of the CEO Employment Agreement. Pursuant to the terms of the CEO Employment Agreement, Mr. Melvin is entitled to an annual base salary of $500,000 per year (“CEO Base Salary”). Mr. Melvin is eligible on an annual basis to receive short-term and long term incentive awards, with a short-term bonus target of 100% of his CEO Base Salary (“CEO Short Term Bonus”) and a long term bonus target of 200% of his CEO Base Salary based on the terms and conditions of the Company’s then effective annual incentive and equity-based incentive plans or programs and contingent upon the degree of achievement of any applicable performance goals.
Mr. Melvin may receive certain payments if his employment is terminated by the Company without “Cause,” as described further in the section of this proxy statement entitled “Potential Payments Upon Termination or Change of Control.”
The CEO Employment Agreement includes customary covenants with respect to confidentiality of Company information. Also, the CEO Employment Agreement includes a covenant of non-solicitation of employees for a period of twelve months following Mr. Melvin’s separation from service.
Employment Agreement with Jordan Neeser
Effective November 21, 2022, Jordan Neeser was appointed as the Company’s Chief Financial Officer.
On November 17, 2022, Mr. Neeser entered into an employment agreement (the “CFO Employment Agreement”) for a term to continue indefinitely from the commencement of his employment until Mr. Neeser resigns or is terminated in accordance with the terms and conditions of the CFO Employment Agreement. Pursuant to the terms of the CFO Employment Agreement, Mr. Neeser is entitled to an annual base salary of $300,000 per year (“CFO Base Salary”). Mr. Neeser is eligible on an annual basis to receive short-term and long term incentive awards, with a short-term bonus target of 100% of his Base Salary (“CFO Short Term Bonus”) and a long term bonus target of 200% of his CFO Base Salary, based on the terms and conditions of the Company’s then effective annual incentive and equity-based incentive plans or programs and contingent upon the degree of achievement of any applicable performance goals. The Company made an initial grant of 500,000 stock options with an exercise price of $11.75 per share, which will vest in accordance with the terms of the applicable equity plans and award grant agreements.
Mr. Neeser may receive certain payments if his employment is terminated by the Company without “Cause,” as described further in the section of this proxy statement entitled “Potential Payments Upon Termination or Change of Control.”
The CFO Employment Agreement includes customary covenants with respect to confidentiality of Company information. Also, the CFO Employment Agreement includes a covenant of non-solicitation of employees for a period of twelve months following Mr. Neeser’s separation from service.
Employment Agreement with Quentin Markin
Effective January 1, 2023, Quentin Markin was appointed as the Company’s Executive Vice President, Business Development and Strategy Execution.
On November 16, 2022, Mr. Markin entered into an employment agreement which was amended on August 7,2023 (the “EVP Employment Agreement”) for a term to continue indefinitely from the commencement of his employment until Mr. Markin resigns or is terminated in accordance with the terms and conditions of the EVP Employment Agreement. Pursuant to the terms of the EVP Employment Agreement, Mr. Markin is entitled to an annual base salary of $400,000 per year (“EVP Base Salary”).

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Mr. Markin is eligible on an annual basis to receive short-term and long term incentive awards, with a short-term bonus target of 100% of his EVP Base Salary (“Executive Short Term Bonus”) and a long term bonus target of 200% of his EVP Base Salary, based on the terms and conditions of the Company’s then effective annual incentive and equity-based incentive plans or programs and contingent upon the degree of achievement of any applicable performance goals. The Company made an initial grant of 750,000 restricted stock units, which will vest in accordance with the terms of the applicable equity plans and award grant agreements.
Mr. Markin may receive certain payments if his employment is terminated by the Company without “Cause”, as described further in the section of this proxy statement entitled “Potential Payments Upon Termination or Change of Control.”
The EVP Employment Agreement includes customary covenants with respect to confidentiality of Company information. Also, the EVP Employment Agreement includes a covenant of non-solicitation of employees for a period of twelve months following Mr. Markin’s separation from service.
Employment Agreement with Cassandra Joseph
Effective February 1, 2023, Cassandra Joseph was appointed as the Company’s General Counsel and Corporate Secretary.
On January 4, 2023, Ms. Joseph entered into an employment agreement (the “Executive Employment Agreement”) for a term to continue indefinitely from the commencement of her employment until Ms. Joseph resigns or is terminated in accordance with the terms and conditions of the Executive Employment Agreement. Pursuant to the terms of the Executive Employment Agreement, Ms. Joseph is entitled to an annual base salary of $300,000 per year (“Executive Base Salary”). Ms. Joseph is eligible on an annual basis to receive short-term and long term incentive awards, with a short-term bonus target of 100% of her Base Salary (“Executive Short Term Bonus”) and a long term bonus target of 200% of her Executive Base Salary, based on the terms and conditions of the Company’s then effective annual incentive and equity-based incentive plans or programs and contingent upon the degree of achievement of any applicable performance goals. The Company made an initial grant of 500,000 stock options with an exercise price of $13.23 per share, which will vest in accordance with the terms of the applicable equity plans and award grant agreements.
Ms. Joseph may receive certain payments if her employment is terminated by the Company without “Cause,” as described further in the section of this proxy statement entitled “Potential Payments Upon Termination or Change of Control.”
The Executive Employment Agreement includes customary covenants with respect to confidentiality of Company information. Also, the Executive Employment Agreement includes a covenant of non-solicitation of employees for a period of twelve months following Ms. Joseph’s separation from service.
FISCAL YEAR 2024 GRANTS OF PLAN-BASED AWARDS TABLE
The following table provides information regarding grants of awards under any plan during fiscal year ended December 31, 2024.

NEO	GRANT DATE	APPROVAL DATE	ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCKS OR UNITS (#)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS (#)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($/Sh)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS(2)
Ivanhoe Electric Awards(1)
Robert Friedland
2024 LTIP Award (3)(4)	08-Apr-24	08-Apr-24	—	415,170	$13.50	$1,959,602
Taylor Melvin
2024 LTIP Award(3)	11-Mar-24	22-Feb-24	—	289,268	$13.50	$999,904
Jordan Neeser
2024 LTIP Award(3)	11-Mar-24	22-Feb-24	—	173,561	$13.50	$599,944
Quentin Markin
2024 LTIP Award(3)	11-Mar-24	22-Feb-24	—	231,415	$13.50	$799,925
Cassandra Joseph
2024 LTIP Award(3)	11-Mar-24	22-Feb-24	—	173,561	$13.50	$599,944
Cordoba Awards(4)
Robert Friedland
Cordoba LTIP(5)	09-Apr-24	22-Feb-24	150,000	—	—	$43,254
Cordoba Plan(6)	09-Apr-24	22-Feb-24	—	150,000	C$0.39	$8,396

(1)	The stock options become exercisable in 1/3 annual increments commencing on each of the first three anniversaries of the date of grant and have a term of 7 years.
(2)	Represents the grant date fair value of stock options granted to the officer determined in accordance with FASB ASC 718. See note 12(b) to the December 31, 2024 Audited Financial Statements.
(3)
The number of stock option awards granted under the Long Term Incentive Plan during fiscal year 2024, subject to the individual NEOs employment agreement described under “Compensation Discussion and Analysis–Equity Compensation.”

(4)
Pursuant to the compensation arrangement between the Company and Mr. Friedland, the Company awarded Mr. Friedland an annual base salary for 2024, short-term incentive award for prior services, and long term incentive awards for 2024 in the form of equity for 2024, pursuant to the Company’s equity based incentive plans and associated award agreements. Mr. Friedland was paid in equity in order to support his alignment with stockholder interests and to preserve the Company’s treasury.

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(5)
On April 9, 2024, Cordoba granted 150,000 RSUs to Mr. Friedland pursuant to Cordoba’s Amended Long Term Incentive Plan. These RSUs vest ratably (1/3) on each of April 9, 2025, April 9, 2026, and April 9, 2027. This has been translated to USD using the Bank of Canada April 9, 2024 closing rate of 1 US dollar=1.3578 Canadian dollars.

(6)
On April 9, 2024, Cordoba granted 150,000 unvested stock option awards to Mr. Friedland pursuant to Cordoba’s Amended Stock Option Plan. These unvested stock options vest ratably (1/3) each of October 9, 2024, April 9, 2025 and April 9, 2026 with an exercise price of C$0.39. This has been translated to USD using the Bank of Canada April 9, 2024 closing rate of 1 US dollar=1.3578 Canadian dollars.

RESTRICTED STOCK UNIT GRANTS
On February 7, 2022, Kaizen Discovery Inc. (“Kaizen”) granted 150,000 RSUs to Mr. Friedland pursuant to the Kaizen Discovery Inc. Long Term Incentive Plan. These RSUs vest ratably (1/3) on each of February 7, 2023, February 7, 2024, February 7, 2025. On February 7, 2024, pursuant to the Company’s acquisition of the remaining Kaizen common shares as detailed under “Kaizen Discovery Inc. Stock Option Plan and Kaizen Discovery Inc. Long Term Incentive Plan,” the vesting of 100,000 RSUs were accelerated, and they were converted into Kaizen common shares. The 150,000 Kaizen common shares were then exchanged for 787 shares of Ivanhoe Electric Inc.
On August 1, 2022, Cordoba granted 100,000 RSUs to Mr. Friedland pursuant to Cordoba’s Amended Long-Term Incentive Plan. These RSUs vest ratably (1/3) on August 1, 2023, August 1, 2024, and August 1, 2025.
On November 21, 2022, we granted 750,000 RSUs to Mr. Melvin upon his appointment as an officer of the company. These RSUs vest ratably (1/3) on each of November 21, 2023, November 21, 2024, and November 21, 2025.
On January 1, 2023, we granted 750,000 RSUs to Mr. Markin upon his appointment as an officer of the company. These RSUs vest ratably (1/5) on each of January 1, 2024, January 1, 2025, January 1, 2026, January 1, 2027, and January 1, 2028.
On April 12, 2023, Kaizen granted 330,000 RSUs to Mr. Friedland pursuant to the Kaizen Discovery Inc. Long Term Incentive Plan. These RSUs vest ratably (1/3) on each of April 12, 2024, April 12, 2025, April 12, 2026. On February 7, 2024, pursuant to the Company’s acquisition of the remaining Kaizen common shares as detailed under “Kaizen Discovery Inc. Stock Option Plan and Kaizen Discovery Inc. Long Term Incentive Plan,” the vesting of 330,000 RSUs were accelerated, and they were converted into 330,000 Kaizen common shares which were then exchanged for 2,598 shares of Ivanhoe Electric Inc.
On April 9, 2024, Cordoba granted 150,000 RSUs to Mr. Friedland pursuant to Cordoba’s Amended Long-Term Incentive Plan. These RSUs vest ratably (1/3) on each of April 9, 2025, April 9, 2026, and April 9, 2027.
STOCK OPTION GRANTS
On February 7, 2022, Kaizen Discovery Inc. (“Kaizen”) granted unvested 50,000 stock options awards to Mr. Friedland pursuant to the Kaizen Discovery Inc. Stock Option Plan. The unvested stock options awards granted to Mr. Friedland each have an exercise price of C$0.495 and vest ratably (1/3) each on August 7, 2022, February 7, 2023, February 7, 2024. On February 7, 2024, pursuant to the Company’s acquisition of the remaining Kaizen common shares as detailed under “Kaizen Discovery Inc. Stock Option Plan and Kaizen Discovery Inc. Long Term Incentive Plan,” the stock options were cancelled.
On August 1, 2022, Cordoba granted 100,000 unvested stock option awards to Mr. Friedland pursuant to Cordoba’s Amended Stock Option Plan. The unvested stock option awards granted to Mr. Friedland each have an exercise price of $0.53 and vest ratably (1/3) on each of February 1, 2023, August 1, 2023 and August 1, 2024.
On November 21, 2022, we granted 583,334 unvested stock option awards to Mr. Friedland pursuant to the Company LTIP. These unvested stock options each have an exercise price of $11.75 and vest ratably (1/3) on each of November 21, 2023, November 21, 2024 and November 21, 2025.
On November 21, 2022, we granted 500,000 unvested stock option awards to each of Mr. Melvin and Mr. Neeser upon their appointment as officers of the Company. The unvested stock option awards granted to Mr. Melvin and Mr. Neeser each have an exercise price of $11.75 per share and vest ratably (1/3) on each of November 21, 2023, November 21, 2024, and November 21, 2025.
On February 1, 2023, we granted 500,000 unvested stock options awards to Ms. Joseph upon her appointment as an officer of the Company. The unvested stock option awards granted to Ms. Joseph each have an exercise price of $13.23 and vest ratably (1/3) on each of February 1, 2024, February 1, 2025, February 1, 2026.
On March 11, 2024, we granted 289,268 unvested stock option awards to Mr. Melvin, 231,415 unvested stock option awards to Mr. Markin as well as 173,561 unvested stock option awards to each of Ms. Joseph and Mr. Neeser pursuant to their employment agreements and the Company LTIP. These unvested stock options each have an exercise price of $13.50 and vest ratably (1/3) on each of March 11, 2025, March 11, 2026, and March 11, 2027. On April 8, 2024, we granted 415,170 unvested stock option awards to Mr. Friedland pursuant to his Compensation Letter and the Company LTIP. These unvested stock options each have an exercise price of $13.50 and vest ratably (1/3) on each of April 8, 2025, April 8, 2026 and April 8, 2027.
On April 12, 2023, Kaizen granted 115,556 unvested stock options awards to Mr. Friedland pursuant to the Kaizen Discovery Inc. Stock Option Plan. The unvested stock options awards granted to Mr. Friedland each have an exercise price of C$0.120 and vest ratably (1/3) each on October 12, 2023, April 12, 2024, and April 12, 2025. On February 7, 2024, pursuant to the Company’s acquisition of the remaining Kaizen common shares as detailed under “Kaizen Discovery Inc. Stock Option Plan and Kaizen Discovery Inc. Long Term Incentive Plan,” the stock options were cancelled.
On April 9, 2024, Cordoba granted 150,000 unvested stock option awards to Mr. Friedland pursuant to Cordoba’s Stock Option Plan. These unvested stock options vest ratably (1/3) each of October 9, 2024, April 9, 2025 and April 9, 2026 with an exercise price of C$0.39.

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2024 FISCAL YEAR-END OUTSTANDING EQUITY AWARDS TABLE
The table below provides information on the equity awards held by the following officers as of December 31, 2024

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)
Ivanhoe Electric Awards(1)
Robert Friedland	08-Apr-24	—	415,170	$13.50	08-Apr-31	—	—
	21-Nov-22	388,889	194,445	$11.75	21-Nov-29	—	—
	30-Jun-21	916,666	0	$2.49	30-Jun-26	—	—
Taylor Melvin	11-Mar-24	—	289,268	$13.50	11-Mar-31	—	—
	21-Nov-22	333,333	166,667	$11.75	21-Nov-29	—	—
	21-Nov-22	—	—	—	—	250,000(3)	$1,887,500(5)
Jordan Neeser	11-Mar-24	—	173,561	$13.50	11-Mar-31	—	—
	21-Nov-22	333,333	166,667	$11.75	21-Nov-29	—	—
Quentin Markin	11-Mar-24	—	231,415	$13.50	11-Mar-31	—	—
	1-Jan-23	—	—	—	—	600,000(4)	$4,530,000 (5)
Cassandra Joseph	11-Mar-24	—	173,561	$13.50	11-Mar-31	—	—
	1-Feb-23	166,666	333,326	$13.23	1-Feb-30	—	—
Cordoba Awards(2)
Robert Friedland	09-Apr-24	50,000	100,000	C$0.39	09-Apr-29	—	—
	09-Apr-24	—	—	—	—	150,000	$40,132(6)
	07-Jul-22	100,000	0	C$0.53	07-Jul-27	—	—
	07-Jul-22	—	—	—	—	33,334	$8,918(6)
VRB Energy Awards(7)
Robert Friedland	20-Mar-21	4,000,000	1,000,000	$0.165	30-Mar-26	—	—

(1)	The stock options become exercisable in 1/3 annual increments commencing on each of the first three anniversaries of the date of grant and have a term of 7 years.
(2)
The stock options vest 1/3 six months after the date of the grant, with an additional 1/3 vesting one year after the date of grant and the remaining 1/3 vesting two years after the date of grant. The restricted stock units vest ratably (1/3) on each of the first, second and third anniversaries of the date of grant.

(3)	Represents time-vested RSU which will vest and be paid out in shares of our common stock as follows: 250,000 on November 21, 2025.
(4)
Represents time-vested RSU which will vest and be paid out in shares of our common stock as follows: 150,000 on January 1, 2025, 150,000 on January 1, 2026, 150,000 on January 1, 2027, and 150,000 on January 1, 2028.

(5)	The market value of the unvested Ivanhoe Electric RSUs is based on the $7.55 closing market price per share of our common stock on December 31, 2024
(6)
The market value of the unvested Cordoba RSUs was based on the C$0.385 closing market price per share of Cordoba’s common stock on December 31, 2024. This has been translated to USD using the Bank of Canada December 31, 2024 closing rate of 1 US dollar=1.4389 Canadian dollars.

(7)	The stock options vest 20% upon grant, with an additional 20% vesting on each anniversary of grant.

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FISCAL YEAR 2024 OPTION EXERCISES AND STOCK VESTED TABLE
The following table sets forth information regarding option exercises and stock vesting during the fiscal year ended December 31, 2024.

	OPTION AWARDS		STOCK AWARDS
NEO	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)
Ivanhoe Electric Inc Awards
Robert Friedland	—	—	—	$—
Taylor Melvin	—	—	250,000(1)	$2,270,000
Jordan Neeser	—	—	—	$—
Quentin Markin	—	—	150,000(2)	$1,512,000
Cassandra Joseph	—	—	—	$—
Cordoba Awards
Robert Friedland	—	—	33,333(3)	$12,037
Kaizen Discovery Awards
Robert Friedland	—	—	430,000(4)	$27,689

(1)
Mr. Melvin was granted these RSUs on November 21, 2022. On November 21, 2024, the RSUs vested, and the value realized was based on the closing sales price of our common stock on the NYSE American on November 20, 2024, which was $9.08.

(2)
Mr. Markin was granted these RSUs on January 1, 2023. On January 1, 2024, the RSUs vested, and the value realized was based on the closing sales price of our common stock on the NYSE American on December 31, 2023, which was $10.08.

(3)
Mr. Friedland was granted these Cordoba RSUs on August 1, 2022. On August 1, 2024, the RSU’s vested, and the value realized was based on the closing sales price of Cordoba’s common stock on the TSX on July 31, 2024, which was C$0.50. This has been translated to USD using the Bank of Canada on August 1, 2024 the closing rate of 1 US dollar=1.3846 Canadian dollars.

(4)
Mr. Friedland was granted 150,00 Kaizen Discovery Inc. RSUs on February 7, 2022, of which 50,000 vested in 2023, and was granted an additional 330,000 Kaizen Discovery Inc. RSUs on April 12, 2023. Pursuant to the acquisition of Kaizen Discovery Inc. as described under “Kaizen Discovery Inc. Stock Option Plan and Kaizen Discovery Inc. Long Term Incentive Plan,” the outstanding 430,000 RSUs were converted into 430,000 Kaizen Discovery Inc. common shares, which were then exchanged for 3,385 shares of Ivanhoe Electric Inc. The value realized was based on the closing sales price of our common stock on the NYSE American on February 6, 2024, which was $8.18.

POTENTIAL PAYMENT UPON TERMINATION OR CHANGE IN CONTROL
Below we describe the payments and benefits to which each of the following officers will be entitled to under his or her employment agreement if his or her employment is terminated both before and after a change in control.
Robert Friedland
In the event of a Change of Control (as defined in the Compensation Letter) where Mr. Friedland’s services as Executive Chairman are terminated during the 12 month period following such Change in Control, then Mr. Friedland will be entitled to receive a lump sum cash payment, less applicable withholdings, equal to 18 months of his annual Base Salary and his equity incentive awards shall be governed in accordance with the terms of the applicable plans and award grant agreements. Pursuant to Mr. Friedland’s Ivanhoe Electric stock option agreements, in the event that his employment is terminated by the Company without Cause, except as provided in a Change in Control, a pro-rated number of his options will vest and become exercisable and in the event Mr. Friedland’s employment is terminated by the Company without Cause or by his resignation for Good Reason within 12 months of a Change in Control, 100% of his options will vest and become exercisable. Additionally, in the event that Mr. Friedland’s employment is terminated by reason of his death or disability, 100% of his options vest and become exercisable. Pursuant to the Cordoba Plan, in the event that Mr. Friedland ceases to be an eligible participant because of termination for cause, the options of Mr. Friedland not exercised at such time shall immediately be cancelled on the date of such termination and be of no further force or effect. In the event of the death of Mr. Friedland during the term of the Mr. Friedland’s option, the option theretofore granted to Mr. Friedland shall be exercisable within, but only within, the period of one year next succeeding Mr. Friedland’s death, and in no event after the expiry date of the option. If Mr. Friedland shall cease to be an eligible participant for any reason other than provided for in this section, the options of Mr. Friedland not exercised at such time shall immediately be cancelled and be of no further force or effect. Pursuant to the Cordoba LTIP, in the event that Mr. Friedland’s employment is terminated with or without Cause, his unvested RSUs will be voided. In the event Mr. Friedland’s employment is terminated by the Company without Cause or by his resignation for Good Reason within 12 months of a Change in Control, 100% of his RSUs will vest. In the event that Mr. Friedland’s employment is terminated by reason of his death or disability, 100% of his options and RSUs vest and become exercisable. Pursuant to VRB Energy, Inc. Stock Option Plan, in the event that Mr. Friedland ceases to be an eligible participant because of termination for cause, the options of Mr. Friedland not exercised at such time shall immediately be cancelled on the date of such termination and be of no further force or effect. In the event of the death of Mr. Friedland during the term of Mr. Friedland’s option, the option theretofore granted to Mr. Friedland shall be exercisable within, but only within, the period of one year next succeeding Mr. Friedland’s death, and in no event after the expiry date of the option. In the event, that Mr. Friedland shall cease to be an eligible participant of, or to, VRB, for any reason, other than for cause or death, he may exercise any vested option issued that is then exercisable, but only within the period that is 30 days from the date that he ceases to be an employee. Options shall no longer continue to vest during such 30-day period.

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Taylor Melvin
In the event Mr. Melvin’s employment is terminated by the Company without “Cause” (as defined in the CEO Employment Agreement) and such termination is not in connection with a Change in Control (as defined in the CEO Employment Agreement), then Mr. Melvin will be entitled to severance pay equal to 1.5 times his annual CEO Base Salary and 1.5 times the target annual bonuses for the year in which termination of employment occurs. In the event of a Change of Control where Mr. Melvin’s employment is terminated during the 12 month period following such Change in Control by the Company without “Cause” or Mr. Melvin resigns for “Good Reason”, then Mr. Melvin will be entitled to severance pay equal to a lump sum cash payment equal to 18 months of his annual CEO Base Salary plus one additional month for each full year of service after the third full year of service up a maximum of 24 months annual CEO Base Salary together with 150% of the CEO Short Term Bonus for the year in which termination of employment occurs. In the event that Mr. Melvin’s employment is terminated by the Company without Cause, except as provided in a Change in Control, a pro-rated number of his options and RSUs will vest and become exercisable. In the event Mr. Melvin’s employment is terminated by the Company without Cause or by his resignation for Good Reason within 12 months of a Change in Control, 100% of his options and RSUs will vest and become exercisable. In the event that Mr. Melvin’s employment is terminated by reason of his death or disability, 100% of his options and RSUs vest and become exercisable.
Jordan Neeser
In the event Mr. Neeser’s employment is terminated by the Company without “Cause” (as defined in the CFO Employment Agreement) and such termination is not in connection with a Change in Control (as defined in the CFO Employment Agreement), then Mr. Neeser will be entitled to severance pay equal to 1.5 times his annual CFO Base Salary and 1.5 times the target annual bonuses for the year in which termination of employment occurs. In the event of a Change of Control where Mr. Neeser’s employment is terminated during the 12-month period following such Change in Control by the Company without “Cause” or Mr. Neeser resigns for “Good Reason”, then Mr. Neeser will be entitled to severance pay equal to a lump sum cash payment equal to 18 months of his annual CFO Base Salary plus one additional month for each full year of service after the third full year of service up to a maximum of 24 months annual CFO Base Salary together with 150% of the CFO Short Term Bonus for the year in which termination of employment occurs. In the event that Mr. Neeser’s employment is terminated by the Company without Cause, except as provided in a Change in Control, a pro-rated number of his options will vest and become exercisable. In the event Mr. Neeser’s employment is terminated by the Company without Cause or by his resignation for Good Reason within 12 months of a Change in Control, 100% of his options will vest and become exercisable. In the event that Mr. Neeser’s employment is terminated by reason of his death or disability, 100% of his options vest and become exercisable.
Quentin Markin
In the event Mr. Markin’s employment is terminated by the Company without “Cause” (as defined in the EVP Employment Agreement) and such termination is not in connection with a Change in Control (as defined in the EVP Employment Agreement), then Mr. Markin will be entitled to severance pay equal to 1.5 times his annual Executive Base Salary and 1.5 times the target annual bonuses for the year in which termination of employment occurs. In the event of a Change of Control where Mr. Markin’s employment is terminated during the 12-month period following such Change in Control by the Company without “Cause” or Mr. Markin resigns for “Good Reason”, then Mr. Markin will be entitled to severance pay equal to a lump sum cash payment equal to 18 months of his annual Executive Base Salary plus one additional month for each full year of service after the third full year of service up to a maximum of 24 months annual Executive Base Salary together with 150% of the Executive Short Term Bonus for the year in which termination of employment occurs. In the event that Mr. Markin’s employment is terminated by the Company without Cause, except as provided in a Change in Control, a pro-rated number of his options and RSUs will vest and become exercisable. In the event Mr. Markin’s employment is terminated by the Company without Cause or by his resignation for Good Reason within 12 months of a Change in Control, 100% of his options and RSUs will vest and become exercisable. In the event that Mr. Markin’s employment is terminated by reason of his death or disability, 100% of his options and RSUs vest and become exercisable.
Cassandra Joseph
In the event Ms. Joseph’s employment is terminated by the Company without “Cause” (as defined in the Executive Employment Agreement) and such termination is not in connection with a Change in Control (as defined in the Executive Employment Agreement), then Ms. Joseph will be entitled to severance pay equal to 1.5 times her annual Executive Base Salary and 1.5 times the target annual bonuses for the year in which termination of employment occurs. In the event of a Change of Control where Ms. Joseph’s employment is terminated during the 12-month period following such Change in Control by the Company without “Cause” or Ms. Joseph resigns for “Good Reason”, then Ms. Joseph will be entitled to severance pay equal to a lump sum cash payment equal to 18 months of her annual Executive Base Salary plus one additional month for each full year of service after the third full year of service up to a maximum of 24 months annual Executive Base Salary together with 150% of the Executive Short Term Bonus for the year in which termination of employment occurs. In the event that Ms. Joseph’s employment is terminated by the Company without Cause, except as provided in a Change in Control, a pro-rated number of her options will vest and become exercisable. In the event Ms. Joseph’s employment is terminated by the Company without Cause or by her resignation for Good Reason within 12 months of a Change in Control, 100% of her options will vest and become exercisable. In the event that Ms. Joseph’s employment is terminated by reason of her death or disability, 100% of her options vest and become exercisable.
2024 POTENTIAL PAYMENTS ON TERMINATION TABLE
The following table describes the estimated potential payments upon termination or change of control of the Company for the following officers. The amounts shown assume that the termination or change of control occurred on December 31, 2024. The actual amounts to be paid can only be determined at the time of such an officer’s separation from the Company.

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	Termination without Cause(1)	Termination Following a Change in Control(4)	Death or Disability of Employee(5)(8)
Robert Friedland
Lump Sum Payment: Base Salary	$—	$750,000	$—
Lump Sum Payment: Bonus	$—	$0	$—
Restricted Stock Units (Unvested and Accelerated) (9)(10)(11)	$—	$49,050	$49,050
Stock Option Awards (Unvested and Accelerated)(7)(12)(13)	$—	$—	$—
Total	$—	$799,050	$49,050

Taylor Melvin
Lump Sum Payment: Base Salary	$750,000	$750,000	$—
Lump Sum Payment: Bonus	$750,000	$750,000	$750,000
Restricted Stock Units (Unvested and Accelerated)(2)(6)	$1,205,901	$1,887,500	$1,887,500
Stock Option Awards (Unvested and Accelerated)(7)	$—	$—	$—
Total	$2,705,901	$3,387,500	$2,637,500

Jordan Neeser
Lump Sum Payment: Base Salary	$450,000	$450,000	$—
Lump Sum Payment: Bonus	$450,000	$450,000	$450,000
Stock Option Awards (Unvested and Accelerated)(7)	$—	$—	$—
Total	$900,000	$900,000	$450,000

Quentin Markin
Lump Sum Payment: Base Salary	$600,000	$600,000	$—
Lump Sum Payment: Bonus	$600,000	$600,000	$600,000
Restricted Stock Units (Unvested and Accelerated)(3)(6)(9)	$2,906,750	$4,530,000	$4,530,000
Stock Option Awards (Unvested and Accelerated)(7)	$—	$—	$—
Total	$4,106,750	$5,730,000	$5,130,000

Cassandra Joseph
Lump Sum Payment: Base Salary	$450,000	$450,000	$—
Lump Sum Payment: Bonus	$450,000	$450,000	$450,000
Stock Option Awards (Unvested and Accelerated)(7)	$—	$—	$—
Total	$900,000	$900,000	$450,000

(1)
If the Company terminates an NEO’s employment Without Cause as defined in NEOs employment agreement before the unvested Ivanhoe Electric stock options are fully vested, a pro rata number of Ivanhoe Electric stock options shall vest on NEOs termination date based on his or her service completed from the Grant Date through the date of termination. The amount of unvested Ivanhoe Electric stock options that shall vest on the date of termination shall be equal to the number of whole months he or she was employed from the Grant Date, divided by 36 months, all multiplied by the number of unvested Ivanhoe Electric stock options at the date of termination.

(2)
If the Company terminates Participant’s employment without Cause prior to the third anniversary of the Vesting Commencement Date, a pro rata portion of the unvested RSUs relating to the one-third of the Shares subject to the RSU award that would have otherwise vested on the third anniversary of the Vesting Commencement Date shall vest based on the number of whole months Participant was employed from the Grant Date, divided by 36 months.

(3)
If the Company terminates Mr. Markin’s employment without Cause as defined in Mr. Markin’s employment agreement before the shares subject to the Ivanhoe Electric RSUs are fully vested, a pro rata number of shares subject to unvested Ivanhoe Electric RSUs shall vest on Mr. Markin’s termination date based on his service completed from the Grant Date through the date of termination. The amount of shares subject to unvested Ivanhoe Electric RSUs that shall vest on the date of termination shall be equal to the number of whole months Mr. Markin was employed from the Grant Date, divided by 60 months, all multiplied by the number of unvested Ivanhoe Electric RSUs at the date of termination.

(4)
On a termination of employment following a change of control, 100% of the Ivanhoe Electric shares subject to the option or RSU shall immediately vest as of the date of termination to the extent they are not already fully vested.

(5)
On a termination of employment due to death or disability, 100% of the Ivanhoe Electric shares subject to the option or RSU shall immediately vest as of the date of termination to the extent they are not already fully vested.

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(6)
The values of the accelerated Ivanhoe Electric RSUs were determined by multiplying (a) the December 31, 2024 closing price of our common stock, by (b) the number of unvested and accelerated RSUs under each scenario.

(7)
The values of the accelerated Ivanhoe Electric options were determined by multiplying (a) the difference between the December 31, 2024 closing price of our common stock of $7.55 and the applicable exercise price of each option, by (b) the number of unvested and accelerated options under each scenario. No value has been attributed to accelerated Ivanhoe Electric options, as the Company determined that such options were not in-the-money as at December 31, 2024.

(8)
Except in the case of Mr. Friedland, on a termination of employment due to death or disability, a Short Term Bonus is owed on a pro rata basis that considers the degree of achievement and/or satisfaction of performance criteria and targets prior to separation from service and the number of months worked divided by the total number of months in the reporting year, except that no Short Term Bonus will be earned if the executive’s employment is terminated for Cause or by reason of voluntary termination The table excludes any such amounts. For purposes of this table the Company has assumed the maximum potential payout.

(9)
The values of the accelerated Cordoba RSU’s were determined by multiplying (a) C$0.385 closing market price per share of Cordoba’s common stock on December 31, 2024 by (b) the number of unvested and accelerated RSU’s under each scenario. This has been translated to USD using the Bank of Canada December 31, 2024 closing rate of 1 US dollar=1.4389 Canadian dollars.

(10)	On a termination of employment following a change of control as defined in the Cordoba LTIP, 100% of the Cordoba unvested RSUs will vest.
(11)	On a termination of employment due to death or disability, 100% of the Cordoba unvested RSUs will vest.
(12)	No value has been attributed to accelerated Cordoba and VRB options, as the Company determined that such options were not in-the-money as at December 31, 2024.
(13)
On a termination of employment due to death, 100% of Mr. Friedland’s VRB Energy Inc. stock options vest and become exercisable. There is no accelerated vesting of VRB Energy Inc. stock options on termination of employment due to disability.

CEO PAY RATIO
The following summarizes the relationship between the annual total compensation of the median employee from among our employees (other than the CEO) and the annual total compensation of the CEO.
Identification of the Median Employee
In accordance with SEC rules, we are reporting our CEO pay ratio for the first time. To identify the median of the total compensation of all employees, the methodology and the material assumptions, adjustments, and estimates that we used were as follows:
We examined the compensation of all our full-time and part-time employees (other than the CEO) of Ivanhoe Electric and our consolidated subsidiaries worldwide as of December 31, 2024. We did not include independent contractors or contingent workers in our employee population for purposes of this determination.
The median annual total compensation disclosed below is based on the Company’s global workforce, including 38% of that workforce being located in Colombia, and is not designed to capture the median compensation of Company’s U.S. employees.
To identify the median employee, we calculated using a consistently applied compensation measure consisting of base pay, bonus, benefit costs, and the grant date fair value of equity awards granted, in each case during the period of January 1, 2024 through December 31, 2024. We selected this method as it captures the principal forms of compensation delivered to our employees and this information is readily available with respect to our employees. For employees paid other than US dollars, we converted their compensation to US dollars using the 2024 average of foreign exchange rates. After applying the methodology described above, we determined the identity of our median employee for fiscal year 2024 and then calculated the employee’s annual total compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.
Ratio
As set forth in the Fiscal Year 2024 Summary Compensation Table above, our CEO’s total annual compensation for fiscal year 2024 was $1,995,245. The median of the annual total compensation of all our employees (except the CEO) for fiscal year 2024 was $74,141, resulting in a CEO to median employee ratio of approximately 27 to 1.
The SEC rules for identifying the median employee and calculating the pay ratio based on their annual total compensation permit companies to use various methodologies, exclusions, and assumptions tailored to their specific compensation practices. Consequently, the reported pay ratio may not be directly comparable to that of other companies, even those within the same industry or of similar size and scope. Differences in employment practices, regional demographics, or the methodologies and assumptions used in determining pay ratios can result in significant variations across organizations.
PAY VERSUS PERFORMANCE
As required by Item 402(v) of Regulation S-K, the Company is providing the following information regarding the relationship between executive compensation and the Company’s financial performance for each of the three years in the period ended December 31, 2024.
In accordance with the applicable SEC rules, the adjustments described and quantified below were made to the values reported in the Fiscal Year 2024 Summary Compensation Table for each applicable year to determine the “actual” compensation paid to our principal executive officers (“PEOs”) and the average “actual” compensation paid to our non-PEO NEOs.
The following table summarizes compensation values reported in the Fiscal Year 2024 Summary Compensation Table for our PEOs and the average for our non-PEO NEOs, as compared to Compensation Actually Paid (“CAP”) and the Company’s financial performance for the years ended December 31, 2024, 2023 and 2022:

Year	Summary Compensation Table Total for Current PEO(1)	Summary Compensation Table Total for Former PEO(2)	Compensation Actually Paid to Current PEO(3)	Compensation Actually Paid to Former PEO(3)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(4)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(3)	Value of initial fixed $100 investment based on:
							Total Shareholder Return(5)	Peer Group Total Shareholder Return(6)	Net Income (Loss)(7)(8)
2024	$1,995,245	$—	$71,043	$—	$1,494,211	($60,371)	$86.78	$112.12	($140,181,000)
2023	$971,879	$—	($1,090,621)	$—	$7,030,149	$5,371,399	$115.86	$118.61	($216,075,000)
2022	$10,083,718	$3,103,477	$12,566,218	$9,302,368	$2,181,633	$2,862,386	$139.66	$117.43	($160,221,000)

(1)
The dollar amounts reported for the current PEO are the amounts reported for our CEO, Mr. Melvin (the Company’s President and Chief Executive Officer since November 21, 2022), for each corresponding year in the “Total” column of the Fiscal Year 2024 Summary Compensation Table.

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(2)
The dollar amounts reported for the former PEO are the amounts reported for our former CEO, Mr. Friedland (the Company’s Executive Chairman) for each corresponding year in the “Total” column of the Summary Compensation Table of the Proxy Statement dated April 28, 2023.

(3)	Deductions from, and additions to, total compensation in the Fiscal Year 2024 Summary Compensation Table (SCT) by year to calculate Compensation Actually Paid (“CAP”) include:

		PEO			Former PEO	Average Non- PEO NEOs
		2024	2023	2022	2022	2024	2023	2022
Summary Compensation Total		$1,995,245	$971,879	$10,083,718	$3,103,477	$1,494,211	$7,030,149	$2,181,633
Adjustments for Equity Awards
Deduct:	Grant date values in SCT	($999,904)	—	($10,026,668)	($3,103,477)	($989,854)	($6,362,084)	($2,036,581)
Add:	Year-end fair value of unvested awards granted in the current year	$551,538	—	$12,509,168	$3,962,783	$480,587	$4,703,334	$2,717,334
Add:	Year-over-year difference of year-end fair values for unvested awards granted in prior years	($1,110,837)	($1,961,668)	—	$3,989,797	($853,182)	—	—
Add:	Difference in fair values between prior year-end fair values and vest date fair values for awards granted in prior years and vested at prior year end or during current year	($364,999)	($100,832)	—	$1,349,788	($192,135)	—	—
Total Adjustments for Equity Awards		($1,924,202)	($2,062,500)	$2,482,500	$6,198,891	($1,554,584)	($1,658,749)	$680,753
Compensation Actually Paid		$71,043	($1,090,621)	$12,566,218	$9,302,368	($60,371)	$5,371,399	$2,862,386

(4)
The dollar amounts reported for the non- PEO Named Executive Officers for 2024 are the average of the amounts reported for the other NEOs, Jordan Neeser, Robert Friedland, Quentin Markin and Cassandra Joseph, for the corresponding year in the “Total” column of the Fiscal Year 2024 Summary Compensation Table for 2024, the amounts reported for the non- PEO Named Executive Officers for 2023 are the average of the amounts reported for the other NEOs, Quentin Markin and Cassandra Joseph, for the corresponding year in the “Total” column of the Summary Compensation Table of the Proxy Statement dated April 24, 2023, and the amounts reported for 2022 are the amounts reported for the other NEOs, Jordan Neeser and Glen Kuntz, in the “Total” column of the Summary Compensation Table of the Proxy Statement dated April 28, 2023.

(5)	Total Shareholder Return assumes the investment of $100 in our common stock beginning on June 30, 2022, which is when our common stock began trading
(6)	Peer group return is based on the S&P/TSX Equal Weight Global Base Metals Index.
(7)	The Company’s net loss is reflected in the Company’s audited financial statements.
(8)
For 2024, the Company did not use any financial reporting measures to link compensation actually paid to the Company’s NEOs for fiscal year 2024 to company performance. As discussed under “Compensation Discussion & Analysis-Short Term Incentive Awards,” the Company focused on health, safety and the environment; operational performance; and corporate development in linking compensation to company performance for 2024.

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RELATIONSHIP BETWEEN COMPENSATION ACTUALLY PAID AND TOTAL SHAREHOLDER RETURN
The following chart illustrates the relationship between CAP to our Current PEO, Former PEO and non-PEO NEOs (averaged), and our Company’s TSR over the reporting period.
RELATIONSHIP BETWEEN COMPENSATION ACTUALLY PAID AND NET INCOME
The following chart illustrates the relationship between CAP to our Current PEO, Former PEO and non-PEO NEOs (averaged), and our Net Income (Loss) over the reporting period.

Compensation Actually Paid vs Net Income (Loss)
CAP
($ in millions)
$14
$12
$10
$8
$6
$4
$2
$0
($2)
$0
($50)
($100)
($150)
($200)
($250)
Net Income (Loss)
($ in millions)
2022
2023
2024
Compensation Actually Paid Current PEO
Compensation Actually Paid Former PEO
Compensation Actually Paid non-PEO NEOs
Net Income (Loss)

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RELATIONSHIP BETWEEN TOTAL SHAREHOLDER RETURN AND PEER GROUP TOTAL SHAREHOLDER RETURN
The following chart illustrates the relationship between our total shareholder return and our peer group total shareholder return over the reporting period.

LONG TERM INCENTIVE PLAN
We adopted the Long-Term Incentive Plan (“LTIP”), which allows us to equity-based awards to our NEOs, as well as other officers and employees, including those who are directors, consultants, and non-employee directors. The purpose of the LTIP is to recognize the contributions made by our employees, consultants, and directors, and to provide these individuals with an additional incentive to use maximum efforts for the future success of the Company. All stock options granted in 2021 and until the adoption of the LTIP on completion of our initial public offering on June 30, 2022, were granted under the prior Ivanhoe Electric Inc. Equity Incentive Plan adopted on June 30, 2021 (the “Prior Incentive Plan”), described below, which is no longer used for grants. From June 30, 2022 our only open securities-based compensation plan is the LTIP.
Plan Term. The LTIP has a ten-year term, and expires on the tenth anniversary of its adoption, unless prior to that date our Board of Directors terminates the LTIP.
Authorized Shares. Subject to adjustments as described below, as of December 31, 2024, there were 9,289,231 shares of our common stock available for awards to be granted under the LTIP. Additionally, the number of shares of our common stock reserved for issuance under the LTIP increased automatically on the first day of each fiscal year beginning on January 1, 2023 and ending in 2032, by an amount equal to the lesser of (i) 5% of outstanding shares on December 31 of the immediately preceding fiscal year or (ii) such number of shares as determined by our Board of Directors in its discretion. Accordingly, and including expired awards under the Prior Plan, on January 1, 2025, the number of shares of common stock reserved for issuance under the LTIP increased by 6,030,605 shares to 21,877,099 shares.
If a stock option expires or otherwise terminates without having been exercised in full, or if any shares subject to a stock award are forfeited, or if shares from an award are withheld in payment of an exercise price or in payment of withholding taxes, the shares for which such stock option was not exercised or the shares so forfeited or withheld will again be available for issuance under the LTIP. Also, to the extent awards are forfeited, expired or not exercised under the terms of the Prior Incentive Plan, they will again be available for award under the LTIP.
Administration. Our Compensation and Nominating Committee (referred to in this section as the Compensation Committee), which is composed of two or more non-employee directors (currently Ms. Patil, Mr. Ball, and Mr. Loftus-Hills), administers the LTIP, except that our Board of Directors administers the LTIP with respect to grants to non-employee directors. Subject to certain exceptions, the Board of Directors may exercise the authority of the Compensation Committee under the LTIP. The Compensation Committee complies with the legal requirements (if any) relating to the administration of the types of awards granted under the LTIP imposed by applicable corporate and securities laws, the Code (as defined below) and any stock exchange or national market system on which our common stock is then listed or traded. The Compensation Committee, or our Board of Directors, has authority to select individuals to whom awards are granted, determine the types of awards and terms and conditions of awards (including applicable vesting periods), and construe and interpret the LTIP and awards under it. Notwithstanding the foregoing, the Board of Directors may not take any of the following actions without approval from the Company’s stockholders:
•	Increase the share limit (other than as a share adjustment as permitted by LTIP terms) without approval of the Company’s stockholders given within twelve (12) months before or after such action;
•	Reduce the exercise or purchase price of an award benefiting a director or executive officer (collectively “Insiders” and individually an “Insider”);
•	Extend the term of an incentive security benefiting an Insider;
•	Amend the LTIP to remove or exceed the Insider participation limit; or
•	Amend the LTIP amendment provisions.

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Types of Awards. The LTIP provides for grants of stock options, restricted stock awards, restricted stock unit awards, deferred stock unit awards, dividend equivalents and other stock-based awards.
Stock Options. A stock option is a contractual right to purchase shares at a future date at a specified exercise price. Generally, the per share exercise price of a stock option will be determined by our Compensation Committee (or our Board of Directors) but may not be less than the closing price of a share of our common stock on the grant date, or higher price as required by the TSX rules. No stock option will be exercisable more than ten years from the grant date. Stock options may include cashless exercise and early exercise features. Stock options that are intended to qualify as “incentive stock options” must meet the requirements of Section 422 of the Code, whereas nonstatutory stock options are not subject to those requirements.
Restricted Stock, Restricted Stock Unit and Performance Share Unit Awards. A stock award is an award in the form of shares of our common stock, including restricted stock and share-settled restricted stock units, which may include dividend equivalents. Our Compensation Committee, or our Board of Directors, will determine the terms, conditions, and limitations applicable to any stock award, including vesting or other restrictions. As required by the LTIP, if a holder of restricted stock would otherwise be entitled to dividends paid prior to vesting, such dividends shall only be paid to the holder to the extent the vesting conditions are subsequently satisfied and the restricted stock vests.
Restricted stock units may be subject to time-based or performance-based vesting. Where restricted stock, units are subject to performance-based vesting, we may refer to the units as “performance share units” or “PSUs.” The Compensation Committee has broad discretion in selecting the performance criteria for an award for purposes of establishing performance goals. The performance criteria used to establish performance goals include: (i) net earnings or losses (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation, (D) amortization and (E) non-cash equity-based compensation expense); (ii) gross or net sales or revenue or sales or revenue growth; (iii) net income (either before or after taxes); (iv) adjusted net income; (v) operating earnings or profit (either before or after taxes); (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital (or invested capital) and cost of capital; (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs, reductions in costs and cost control measures; (xiv) expenses; (xv) working capital; (xvi) earnings or loss per share; (xvii) adjusted earnings or loss per share; (xviii) price per share or dividends per share (or appreciation in and/or maintenance of such price or dividends); (xix) regulatory achievements or compliance (including, without limitation, regulatory body approval for commercialization of a product); (xx) implementation or completion of critical projects; (xxi) market share; (xxii) economic value, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices and (xxiii) such other performance criteria determined by the Compensation Committee in its discretion.
Notwithstanding the foregoing, the Compensation Committee, in its sole discretion, may provide for adjustments to performance goals, which may include, but are not limited to: (i) items related to a change in applicable accounting standards; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the performance period; (vii) items related to the sale or disposition of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the performance period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; (xix) items attributable to expenses incurred in connection with a reduction in force or early retirement initiative; (xx) items relating to foreign exchange or currency transactions and/or fluctuations; or (xxi) items relating to any other unusual or nonrecurring events or changes in applicable law, applicable accounting standards or business conditions.
Deferred Stock Unit Award. A deferred stock unit award is a unit evidencing the right to receive at a future date one share of common stock. Payment in respect of a deferred stock unit award may be made in the form of cash or common stock or a combination thereof as determined by our Compensation Committee, or our Board of Directors.
Dividend Equivalents. Dividend equivalents may be granted by the Compensation Committee, either alone or in tandem with another award, based on dividends declared on the common stock. Such dividend equivalents shall be converted to cash or additional shares by such formula and at such time and subject to such restrictions and limitations as may be determined by the Compensation Committee. Dividend equivalents with respect to an award shall only be paid out to the holder to the extent that the vesting conditions are subsequently satisfied and the award vests. Notwithstanding the foregoing, no dividend equivalents shall be payable with respect to options or other purchase rights.
Other Stock-Based Awards. The Compensation Committee may also grant other types of awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of our common stock, subject to terms and conditions determined by the Committee and the limitations in the LTIP.
Eligibility. Any employee, officer, non-employee director or eligible consultant providing services to the Company or any of our subsidiaries is eligible to receive awards under the LTIP, at the discretion of the Compensation Committee, except that incentive stock options may only be granted to our employees. The LTIP includes an overall compensation limit of $750,000 per year for non-employee directors, considering all compensation paid or awarded at accounting grant date fair values, consisting of cash and equity-based awards granted.
Adjustments. In the event of any subdivision or consolidation of outstanding shares of our common stock, declaration of a dividend payable in shares of our common stock or other stock split, our Compensation Committee, or our Board of Directors, will proportionately adjust the number of shares issuable under the LTIP and the terms of any outstanding awards (including the number of shares covered by outstanding awards, the exercise price and the appropriate fair market value determination). In the event of any other recapitalization or capital reorganization of the Company, any consolidation or merger of the Company with another corporation or entity, the adoption

37

by the Company of any plan of exchange affecting our common stock or any distribution to holders of our common stock of securities or property (other than normal cash dividends or dividends payable in our common stock), our Compensation Committee, or our Board of Directors, will proportionately adjust the number of shares issuable under the LTIP and the terms of any outstanding awards, but only to the extent necessary to maintain the proportionate interest of the award holders and preserve, without exceeding, the value of such awards. In addition, in the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, our Compensation Committee, or our Board of Directors, may make such adjustments to awards or other provisions for the disposition of awards as it deems equitable, and will be authorized to provide for the substitution or assumption of awards, the acceleration of the vesting and exercisability of, or lapse of restrictions with respect to, awards, the cash-out of awards (with cancellation of any awards that are “out of the money”), or the cancellation of options with notice and opportunity to the holders thereof to exercise prior to such cancellation.
Termination of Service. Upon a participant’s termination of service, any unexercised, unvested, or unpaid awards will be treated as set forth in the applicable award agreement. The LTIP provides that, unless otherwise provided in an award agreement, vested and unvested awards are forfeited upon a termination of employment for Cause (as defined in the LTIP); unvested awards are forfeited upon a voluntary resignation; vested awards are retained and not forfeited upon a termination of employment by the Company without Cause; vesting of unvested awards continues for the longer of (i) an applicable notice period or (ii) three months, otherwise unvested award are forfeited and vesting ceases upon termination; and unvested awards accelerate upon a termination for death or disability. All of our NEOs have entered into separate award grant agreements which govern their grants of stock options and RSUs granted under the LTIP.
Change in Control. In the event of a change in control (and except as set forth in the applicable award agreement) (i) with respect to stock options, if the stock options are not continued, assumed or substituted by the Company (or surviving corporation or ultimate parent corporation in a change in control), unless otherwise provided in an applicable award agreement, our Compensation Committee, or our Board of Directors, may provide for full or partial vesting or cash-out of any such stock options and (ii) with respect to stock awards, our Compensation Committee, or our Board of Directors, may provide in the applicable award agreement the terms and conditions that relate to the lapse of any restrictions on shares subject to any stock awards in the event of a change in control. The LTIP provides that, unless otherwise provided in an applicable award agreement, awards will include “double-trigger” vesting, and will vest if the participant’s employment is terminated without “Cause” or for “Good Reason”, as defined in the LTIP, within one year following the change in control. All of our NEOs have entered into separate award grant agreements which govern the effect of a Change in Control on their stock options and RSUs.
IVANHOE ELECTRIC INC. EQUITY INCENTIVE PLAN
The Prior Incentive Plan was adopted on June 30, 2021. The purpose of the Prior Incentive Plan was to secure for the Company and its stockholders the benefits of the incentive inherent in share ownership by the directors and employees of the Company and its affiliates who, in the judgment of the Board of Directors, were largely responsible for its future growth and success. The Prior Incentive Plan aided in retention and encouragement of employees and directors of exceptional ability because of the opportunity offered them to acquire a proprietary interest in the Company.
•
Shares. The aggregate number of shares of common stock reserved under the Prior Incentive Plan was limited to 10% of the outstanding shares of the Company’s capital stock. The number of shares reserved for issuance to any one participant at any time could not exceed 5% of the total number of the Company’s shares, on a non-diluted basis, that are issued and outstanding as of a particular date.

•
Award Types. The Prior Incentive Plan provided for the award of stock options, share appreciation rights, and bonus share awards to eligible employees and directors. The option term was five years, and options would generally vest and become exercisable over a four-year period, 25% per year. The exercise of options was generally conditioned upon the employee or director’s continuous service. Bonus shares could be granted to eligible employees and directors as discretionary bonuses subject to provisions and restrictions determined by the Board of Directors. The Prior Incentive Plan includes certain provisions that may accelerate vesting upon a takeover bid.

•
Administration. The Prior Incentive Plan was administered by the Board of Directors. The Prior Incentive Plan was closed to new grants of awards on the completion of our initial public offering on June 30, 2022. As at December 31, 2024 there were remaining outstanding 2,492,913 options under the Prior Incentive Plan exercisable for 2,492,913 shares of common stock.

VRB ENERGY, INC. STOCK OPTION PLAN
The VRB Energy, Inc. (“VRB”) Stock Option Plan (the “VRB Plan”) is a plan of a subsidiary of the Company and was adopted by VRB on November 7, 2017. The purpose of the VRB Plan is to provide VRB and its subsidiaries, present and future, with the means to encourage, attract, retain, and motivate certain eligible participants by granting such eligible participants stock options to purchase common shares in VRB’s capital thus giving them an on-going proprietary interest in VRB.
Eligible participants include directors, employees, and consultants of VRB and its subsidiaries.
•	Shares. The aggregate number of shares of common stock reserved under the VRB Plan is limited to 10% of the outstanding shares of VRB’s capital stock.
•
Award Types. The VRB Plan provided for the award of stock options and share appreciation rights, and bonus share awards to eligible employees and directors. The exercise of options was generally conditioned upon the employee or director’s continuous service. The option term under the VRB Plan cannot exceed ten years. The VRB options granted to Mr. Friedland have a five-year term, with 20% vested upon grant and an additional 20% to vest on each anniversary of grant thereafter.

•	Administration. The VRB Plan is administered by VRB’s remuneration committee or its board, as applicable.

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CORDOBA MINERALS CORP. AMENDED STOCK OPTION PLAN
The Cordoba Minerals Corp. Amended Stock Option Plan (the “Cordoba Plan”) is a plan of a subsidiary of the Company and was most recently amended by Cordoba Minerals on June 26, 2024. The purpose of the Cordoba Plan is to provide Cordoba Minerals and its subsidiaries, present and future, with the means to encourage, attract, retain, and motivate certain eligible participants by granting such eligible participants stock options to purchase common shares in Cordoba Minerals’ capital thus giving them an on-going proprietary interest in Cordoba Minerals.
Eligible participants include directors, employees and consultants of Cordoba Minerals and its subsidiaries.
•	Shares. The aggregate number of shares of common stock reserved under the Cordoba Plan is limited to 10% of the outstanding shares of Cordoba Minerals’ capital stock.
•	Award Types. The Cordoba Plan provides for the award of stock options to eligible employees, directors, and consultants. The option term under the Cordoba Plan cannot exceed ten years.
•	Administration. The Cordoba Plan is administered by Cordoba Minerals’ board, or any committee appointed by Cordoba Minerals’ board to administer the Cordoba Plan.
CORDOBA MINERALS CORP AMENDED LONG TERM INCENTIVE PLAN
The Cordoba Minerals Corp. Amended Long Term Incentive Plan (the “Cordoba LTIP”) is a plan of a subsidiary of the Company and was established by Cordoba Minerals on July 27, 2017, and amended on June 26, 2024. The purpose of the Cordoba LTIP is to provide for the granting of share unit awards and the settlement of such share unit awards through the payment of cash (or, subject to the required shareholder approval and at the election of the Board in its sole discretion, the issuance of shares from treasury) for services rendered, or to be rendered, in the year of grant, for the purpose of advancing the interests of Cordoba Minerals, its affiliates and its shareholders through the motivation, attraction and retention of employees, officers and eligible contractors and the alignment of their interest with the interest of Cordoba Minerals’ shareholders.
Eligible participants include employees and consultants of Cordoba Minerals and its subsidiaries. Directors are excluded from the Cordoba LTIP.
•	Shares. The aggregate number of shares of common stock reserved under the Cordoba LTIP is limited to 8,981,393 shares of Cordoba Minerals’ capital stock.
•	Award Types. The Cordoba LTIP provides for the award of share units to eligible employees and consultants.
•	Administration. The Cordoba LTIP is administered by Cordoba Minerals’ board.
KAIZEN DISCOVERY INC. STOCK OPTION PLAN AND KAIZEN DISCOVERY INC. LONG TERM INCENTIVE PLAN
On February 6, 2024, the Kaizen Discovery Inc. Stock Option Plan and the Kaizen Discovery Inc. Long Term Incentive Plan were terminated pursuant of the acquisition of Kaizen Discovery Inc. by Ivanhoe Electric Inc. The Company acquired all of the issued and outstanding common shares of Kaizen Discovery Inc. (the “Common Shares”) not already beneficially owned by the Company pursuant to a plan of arrangement under the Business Corporations Act (British Columbia) and the Arrangement Agreement (the “Arrangement”). Immediately prior to the closing of the Arrangement, the Company beneficially owned 54,428,971 common shares of Kaizen Discovery Inc., representing 82.54% of the issued and outstanding common shares on a non-diluted basis. Following the closing of the Arrangement, the Company beneficially owns 69,229,659 Common Shares, representing 100% of the issued and outstanding common shares on a fully diluted basis. Pursuant to the terms of the Arrangement, the Kaizen Discovery Inc. stock options were cancelled, and the Kaizen Discovery Inc. RSUs and DSUs were accelerated and settled in Kaizen Discovery Inc. Common Shares. The Company then acquired all Common Shares not already owned by the Company in consideration for the issuance of one share of common stock of Ivanhoe Electric for every 127 Common Shares issued and outstanding immediately prior to the closing of the Arrangement. A total of 116,413 shares of Ivanhoe Electric were issued.
COMPUTATIONAL GEOSCIENCES INC. AMENDED & RESTATED 2011 INCENTIVE STOCK OPTION PLAN
The Computational Geosciences Inc. (“CGI”) Amended & Restated 2011 Incentive Stock Option Plan (the “CGI Plan”) is a plan of a subsidiary of the Company and was most recently amended by CGI on March 14, 2011, and amended on June 30, 2020. The purpose of the CGI Plan is to provide CGI present and future, with the means to encourage, attract, retain, and motivate certain eligible participants by granting such eligible participants stock options to purchase common shares in CGI’s capital thus giving them an on-going proprietary interest in CGI.
Eligible participants include employees, executive officer, director and consultant of CGI.
•	Shares. The aggregate number of shares of common stock reserved under the CGI Plan is limited to 10% of the outstanding shares of CGI capital stock.
•	Award Types. The CGI Plan provides stock options to eligible employees, executive officers, directors, and consultants. The option term under the CGI Plan cannot exceed ten years.
•	Administration. The CGI Plan is administered by CGI’s board.

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SECURITIES AUTHORIZED FOR ISSUANCE UNDER LONG TERM INCENTIVE TABLE
The following table gives information about Ivanhoe Electric Inc. common stock that may be issued under our equity compensation plans as of December 31, 2024.

Plan Category	Number of securities to be issued upon exercise of outstanding options, DSUs and RSUs A	Weighted-average exercise price of outstanding options(1) B	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column A) C
Equity compensation plans approved by stockholders (LTIP)	6,486,458(2)	$12.80	9,331,074(3)(4)
Equity compensation plans not approved by stockholders (Prior Incentive Plan)	2,492,913	$2.49	0
Total	8,979,371	$9.62	9,331,074

(1)	The weighted-average exercise price does not reflect the shares that will be issued in connection with the settlement of RSUs or DSUs, since RSUs and DSUs have no exercise price.
(2)
Consists of 5,582,514 shares of common stock issuable upon the exercise of stock options, 850,000 shares of common stock deliverable upon settlement of RSUs, and 53,944 shares of common stock deliverable upon settlement of DSUs.

(3)
Consists of shares issuable under outstanding options under the LTIP as of December 31, 2024. Following the adoption of the LTIP, no further awards will be made under the Prior Incentive Plan. Shares issuable under the LTIP may be used for any type of award authorized under the LTIP, including stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock units, other stock or cash-based awards, and dividend equivalents.

(4)
The number of securities available for future issuance under the LTIP increased on January 1, 2025 by 6,030,605 and is subject to further increase pursuant to the plan terms. For further details of this feature, see “Long Term Incentive Plan” above.

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PROPOSAL THREE
RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Overview
Deloitte LLP (“Deloitte”) currently serves as the Company’s independent registered public accounting firm, and that firm conducted the audit of the Company’s financial statements for fiscal years ended December 31, 2024, 2023 and 2022. The Audit Committee has appointed Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, and the Board of Directors is asking stockholders to ratify that appointment. Appointment of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the stockholders of the Company for ratification. Although the Sarbanes-Oxley Act of 2002, as well as the charter of the AC, requires the Audit Committee to appoint, retain, and oversee the Company’s independent registered public accounting firm, the Board of Directors considers the appointment of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the appointment of Deloitte for ratification by stockholders as a matter of good corporate practice.
If the affirmative vote of the holders of a majority of the stock present in person or by proxy entitled to vote on this matter are not cast in favor of the appointment of Deloitte, the Audit Committee and the Board of Directors will reconsider the appointment of such firm as the Company’s independent registered public accounting firm. Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.
The Company expects representatives of Deloitte to attend the Annual Meeting by teleconference and to be available to respond to appropriate questions. They also will have an opportunity to make a statement if they desire to do so.
Vote Required
Approval of the ratification of the appointment of Deloitte LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal 3) will require the affirmative vote of the holders of a majority of the stock present in person or represented by proxy at the meeting and entitled to vote. Unless otherwise instructed, the Named Proxies will vote properly executed proxies timely received “FOR” proposal 3.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025.

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RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte serves as the Company’s independent registered public accounting firm and has served in that capacity since 2021. The decision to engage Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, was approved by the Audit Committee.
The Audit Committee considered the independence of Deloitte and whether the audit services Deloitte provides to the Company are compatible with maintaining that independence. The Audit Committee has adopted procedures by which the Audit Committee must approve in advance all services provided by and fees paid to the Company’s independent registered public accounting firm. The advance approval requirement was not waived in any instance during the past fiscal year.
FEES AND SERVICES OF DELOITTE
The following table sets forth the aggregate fees billed to us by Deloitte for professional services rendered for the years ended December 31, 2024 and 2023:

(in US$)	Year Ended December 31, 2024	Year Ended December 31, 2023
Audit Fees(1)	$1,330,482	$1,083,730
Audit Related Fees(2)	$21,901	$402,794
Tax Fees(3)	$6,000	$—
All Other Fees(4)	$1,967	$—
Total Fees	$1,360,350	$1,486,524

(1)	Fees for audit service on an accrued basis.
(2)	Fees for audit-related services.
(3)	Fees for tax compliance, tax advice and tax planning.
(4)	All other fees not included above.
AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES
The Audit Committee has adopted a policy that requires the Audit Committee or a member of the Audit Committee to pre-approve all audit and permissible non-audit services to be provided by our independent auditor. These services include audit services, audit-related services, and tax services, and other permissible services. Pre-approval is generally requested annually, with any pre-approval detailed as to the particular service, which must be classified in one of the categories of services listed above. Our Audit Committee may also, on a case-by-case basis, pre-approve particular services that are not contained in the annual pre-approval request. In connection with this pre-approval policy, our Audit Committee also considers whether the categories of pre-approved services are consistent with the rules on accountant independence of the SEC and the Public Company Accounting Oversight Board.
In addition, in the event time constraints require pre-approval prior to our Audit Committee’s next scheduled meeting, our Audit Committee may delegate to one or more members of the Audit Committee the authority to pre-approve services to be provided by the independent public accountants and the fees therefor. Any such pre-approval by one or more members of the Audit Committee will be reported to the full Audit Committee at a subsequent meeting. Our Audit Committee pre-approved all audit services provided by Deloitte for the years ended December 31, 2024 and 2023 pursuant to our pre-approval policies and procedures.
REPORT OF THE AUDIT COMMITTEE
The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal years ended December 31, 2024, 2023 and 2022. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors.
The Audit Committee is currently comprised of three non-employee directors and operates under a written charter adopted and approved by the Board of Directors. The Board of Directors, in its business judgment, has determined that each Audit Committee member is “independent” as such term is defined under the applicable NYSE American rules and under Section 10A(m)(3) of the Exchange Act. The Board of Directors determined that Mr. Ball is an “audit committee financial expert” as such term is defined in Item 407(d)(5) of SEC Regulation S-K.
The Audit Committee has sole authority to appoint, retain, compensate, evaluate, oversee, and terminate the Company’s independent registered public accounting firm, to approve fees and other terms of the engagement, and to approve any permitted non-audit engagements with the independent registered public accounting firm.
The Company’s management has the primary responsibility for the preparation, presentation, and integrity of the Company’s financial statements and the accounting and reporting process, including the systems of internal controls, and procedures to assure compliance with applicable accounting standards and applicable laws and regulations.
The Company’s independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.
The Audit Committee’s responsibility is to independently monitor and review the financial reporting processes of the Company. However, the Audit Committee members are not professionals engaged in the practice of accounting or auditing, and must rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, although the Audit Committee members consult with and discuss these matters and their questions and concerns with management and the Company’s independent registered public accounting firm, the Audit Committee’s oversight cannot provide an independent basis to assure that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures consistent with accounting standards and applicable laws and

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regulations. Furthermore, the Audit Committee’s considerations and discussions cannot assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards; that the financial statements are presented in accordance with generally accepted accounting principles; or, that the Company’s independent registered public accounting firm is in fact “independent.”
In this context, the Audit Committee holds meetings throughout the year to, among other things, facilitate and encourage communication among the Audit Committee, management, and the Company’s independent registered public accounting firm.
In fulfilling the Audit Committee’s oversight responsibilities, the Audit Committee members reviewed and discussed (a) the audited financial statements for the fiscal years ended December 31, 2024, 2023 and 2022 with the Company’s management and the independent registered public accounting firm, who are responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States, including a discussion of their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, (b) the reasonableness of significant judgments, (c) the clarity of disclosures in the financial statements, and (d) such other matters as are required to be discussed under the applicable Public Company Accounting Oversight Board (“PCAOB”) and SEC rules.
The Audit Committee also discussed with the Company’s independent registered public accounting firm matters related to the conduct of the audit of the Company’s financial statements and matters required to be discussed by the PCAOB. The Audit Committee’s discussions included a discussion of the background and experience of the independent auditor’s audit team assigned to Ivanhoe Electric Inc. and the quality control procedures established by the independent registered public accounting firm. The Audit Committee has received the written disclosures and the letter from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent registered public accounting firm its independence from the Company and its management. The Audit Committee met with the independent registered public accounting firm with and without management present to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.
Based on the review and the aforementioned meetings, discussions and reports, and subject to the limitations on its role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, for filing with the SEC, and appointed Deloitte LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025.
AUDIT COMMITTEE
Russell Ball (Chair)
Priya Patil
Ronald Vance
The information contained in the foregoing report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

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PROPOSAL FOUR
APPROVAL OF AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING PROVISIONS
The Board of Directors has adopted and declared advisable an Amended and Restated Certificate of Incorporation (the “Updated Certificate”) which amends and restates our current Amended and Restated Certificate of Incorporation filed on June 29, 2022 (the “Current Certificate”) to eliminate all supermajority voting provisions set forth therein (the “Simple Majority Amendment”). While our Board of Directors recognizes that supermajority voting requirements can promote stability and protect stockholders by requiring broad stockholder support for certain fundamental changes, and notes that we believe our current governance structure has served our stockholders well, the Board of Directors recognizes that many stockholders have a preference to eliminate such supermajority provisions, and has determined that it is in the best interests of the Company and our stockholders at this time to recommend that our stockholders adopt the Simple Majority Amendment.
Background of the Proposal
Our Current Certificate currently provides that certain amendments to either the Company’s certificate of incorporation or the Company’s bylaws require, in addition to any required class or series vote, the affirmative vote of the holders of not less than 66 2/3% of the total voting power of all the then-outstanding shares of capital stock of the Company, voting together as a single class (the “Supermajority Voting Requirement”).
Specifically, Article 9 of our Current Certificate currently provides that any amendment or repeal of any of the articles listed below must be approved pursuant to the Supermajority Voting Requirement:
•	Board of Directors (Article 5)
•	Stockholders (Article 6)
•	Limitations on Liability and Indemnification (Article 7)
•	Forum Selection (Article 8)
•	Amendments to Certificate of Incorporation and Bylaws (Article 9)
Article 9 of our Current Certificate also provides that any adoption, amendment or repeal of bylaws by our stockholders must be approved pursuant to the Supermajority Voting Requirement.
After considering the advantages and disadvantages of the Supermajority Voting Requirement at this time, our Board of Directors has approved, and recommends that the stockholders approve, the Updated Certificate to enact the Simple Majority Amendment. If the Updated Certificate is approved by our stockholders, future amendments to our certificate of incorporation, including the articles listed above, and future amendments to our bylaws by our stockholders will not be subject to the Supermajority Voting Requirement and will instead require, in addition to any required class or series vote, the affirmative vote of the holders of not less than a majority of the total voting power of all outstanding securities of the Company generally entitled to vote in the election of directors, voting together as a single class.
This description of the Updated Certificate and the Simple Majority Amendment is a summary and is qualified by the complete text of the Updated Certificate set forth in the Amended and Restated Certificate of Incorporation attached as Appendix A, which indicates proposed deletions with strikeouts and proposed additions with underlining.
Text of the Amendment
Article 9 of our Current Certificate contains the supermajority voting provisions that will be affected if this proposal is adopted. The proposed Updated Certificate is attached as Appendix A, which indicates proposed deletions with strikeouts and proposed additions with underlining. We expect to file this proposed Updated Certificate promptly following the Annual Meeting if our stockholders approve this proposal.
Our Board of Directors retains the discretion to abandon, and not implement, the Updated Certificate to enact the Simple Majority Amendment at any time before it becomes effective, even if it is approved by our stockholders.
Required Vote
The affirmative vote of the holders of 66 2/3% of the total voting power of all the then-outstanding shares of capital stock of the Company, voting together as a single class, is required to approve this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR A “FOR” THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ELIMINATE SUPERMAJORITY VOTING PROVISIONS.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Pursuant to the NYSE American Company Guide, related party transactions are subject to appropriate review and oversight by the Company's Audit Committee. Pursuant to the Company’s Audit Committee Charter, the Audit Committee shall review all material transactions with related persons (within the meaning of the United States and Canadian securities laws) for the purpose of recommending to the disinterested members of the Board of Directors that the transactions are fair, reasonable and within Company policy, and should be ratified and approved; the Committee shall approve all such transactions; and the Committee shall review periodically, but no less frequently than annually, a summary of the Company’s transactions with directors and officers of the Company and with firms that employ directors, as well as any other material related party transactions.
The following is a description of transactions and any currently proposed transactions to which we were a participant since January 1, 2024 in which the amount involved exceeded or will exceed the lesser of $120,000 and in which any person that was one of our executive officers, directors, director nominees or an immediate family member thereof at any time during such period, or any person that was the beneficial holder of more than 5% of any class of our voting securities or immediate family member thereof at the time in which the person had a director or indirect material interest occurred, had or will have a direct or indirect material interest (in addition to the employment agreements, equity awards and other compensation-related arrangements described in “Executive and Director Compensation” above).
COST SHARING AGREEMENT
Effective May 3, 2021, we became a party to a cost sharing agreement (“Cost Sharing Agreement”) dated as of December 4, 2013, and amended as of January 1, 2016, among Global Mining Management (BVI) Corp., Global Mining Management Corporation (“GMM Corp”) which is beneficially owned, in part, by our Executive Chairman Robert Friedland, and certain other affiliated and non-affiliated companies (the “Operating Corporate Shareholders”). The Cost Sharing Agreement establishes the arrangement by which the Operating Corporate Shareholders, including us, share office facilities and the employment of various administrative, office and management personnel who provide various services to one or more Operating Corporate Shareholders including, without limitation, accounting, corporate secretarial, administrative, human resources, financing, legal, IT and management services, necessary to fulfill the day-to-day responsibilities and ensure compliance with regulatory requirements. Each Operating Corporate Shareholder maintains records of the time spent by each shared employee in providing employment services to the Operating Corporate Shareholder. Each Operating Corporate Shareholder provides GMM with a deposit equal to three (3) months estimated costs and may voluntarily withdraw from the Cost Sharing Agreement upon not less than 90 days written notice. The Company or its subsidiaries made deposits to GMM in the amount of $300,000 in 2023 and $226,976 in 2022.In 2024, no deposits were required, as a credit in favor of Ivanhoe Electric was applied following GMM charges of $643,000.
STOCKHOLDERS’ AGREEMENTS
CI Stockholders’ Agreement. We are party to a stockholders’ agreement dated as of April 30, 2021 (as amended by the first amendment thereto dated as of June 28, 2021), among us, I-Pulse, Ivanhoe Industries LLC, Point Piper, LLC, Century Vision Holdings Limited and Iridium Opportunity Fund A LP (the “CI Stockholder’s Agreement”). The CI Stockholders’ Agreement provided the investors with certain rights, including co-sale rights and rights to participate in certain equity issuances as well as the right to nominate two directors to our Board of Directors. The CI Stockholders’ Agreement also provided I-Pulse with the right to nominate five directors to our Board of Directors. These rights terminated immediately before the closing of our initial public offering.
The investors granted I-Pulse and the non-transferring investor a right of first refusal to purchase all of the common stock that such investor may propose to sell or otherwise transfer at the same price and on the same terms and conditions as those offered to the prospective transferee. These rights terminated immediately before the closing of our initial public offering.
The CI Stockholders’ Agreement also granted the investor parties thereto certain registration rights in respect of the offer and sale of common stock held by them. Set forth below is a description of those rights.
General. The CI Stockholders’ Agreement granted the investor parties thereto certain registration rights in respect of the offer and sale of the “registrable securities” held by them, which securities, pursuant to the terms of such agreement, include the shares of our common stock owned by an investor or its permitted assignee or issuable upon conversion, exercise or exchange of preferred stock or warrants, exercise or exchange of preferred stock or warrants owned by such holder from time to time, including any common stock issued as (or issuable upon conversion, exercise or exchange of preferred stock or warrants issued as) a split, stock dividend or similar distribution or event with respect to, in exchange for, or in replacement of, any of the foregoing shares. Under the CI Stockholders’ Agreement, we will pay all expenses relating to such registrations, including the fees of one counsel for the selling holders not to exceed $20,000 per registration, and the holders will pay all underwriting discounts and commissions relating to the sale of their shares. The CI Stockholders’ Agreement also included customary indemnification and procedural terms.
These registration rights will expire on the earliest to occur of (a) the seventh anniversary of the consummation of our initial public offering or (b) when each holder has sold all of its registrable securities.
Demand Registration Rights. At any time beginning 180 days after the effective date of the registration statement related to our initial public offering, the holders of not less than a majority of the common stock on a fully diluted basis then outstanding may request that we prepare, file, and maintain a registration statement on Form S-1 to register the offer and sale of all or part of their registrable securities if the aggregate offering price, net of selling expenses, of the registrable securities requested to be registered would exceed $10.0 million. We are not required to effect more than three demand registrations.
Piggyback Registration Rights. In the event that we propose to register the offer and sale of any of our securities in an underwritten offering in which (i) any of our securities owned beneficially or of record by I-Pulse or any of its affiliates or any investor are included in the registration statement for such offering as securities being offered by a selling stockholder or, (ii) at any time 180 days after the effective

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date of the registration statement related to our initial public offering, our securities of any other holder are included in the registration statement for such offering as securities being offered by a selling stockholder, the stockholders party to the Stockholders’ Agreement will be entitled to certain “piggyback” registration rights allowing them to include their registrable securities in such registration, subject to certain marketing and other conditions and limitations.
Second Amended and Restated Stockholders’ Agreement. We are party to a Second Amended and Restated Stockholders’ Agreement dated as of April 5, 2022, among us, I-Pulse, Castelnau LLC (formerly known as Ivanhoe Industries, LLC), Robert Friedland, and each of the investors party thereto (the “Second A&R Stockholders’ Agreement”), including certain stockholders related to FMR LLC, one of our 5% stockholders, which further amended and restated the Stockholders’ Agreement that we entered into in connection with the spin-off and previously amended and restated as of August 3, 2021. The Second A&R Stockholders’ Agreement provided the investors with certain co-sale rights and rights to participate in certain equity issuances. These rights terminated immediately before the closing of our initial public offering.
The Second A&R Stockholders’ Agreement prohibited the investors from transferring their securities (other than to a permitted transferee) unless (i) such investor notified us of the proposed transfer and the circumstances surrounding the proposed transfer, and such investor furnished us with an opinion of counsel (if requested by us) that such transfer will not require registration under the Securities Act; (ii) if immediately prior to such transfer the prospective transferee, together with its affiliates, owned securities that in the aggregate represent less than ten percent (10%) of the shares of common stock of the Company on a fully diluted basis and, after giving effect to the transfer, the prospective transferee, together with its affiliates, would not own securities that in the aggregate represented ten percent (10%) or more of the shares of common stock on a fully diluted basis; and (iii) the proposed transferee agreed to be bound to the Second A&R Stockholders’ Agreement.
The Second A&R Stockholders’ Agreement also granted the investor parties thereto certain registration rights in respect of the offer and sale of common stock held by them. Set forth below is a description of those rights.
General. The Second Amended and Restated Stockholders’ Agreement granted the investor parties thereto certain registration rights in respect of the offer and sale of the “registrable securities” held by them, which securities, pursuant to the terms of such agreement, include the shares of our common stock owned by an investor or its permitted assignee or issuable upon conversion, exercise or exchange of preferred stock or warrants, exercise or exchange of preferred stock or warrants owned by such holder from time to time, including any common stock issued as (or issuable upon conversion, exercise or exchange of preferred stock or warrants issued as) a split, stock dividend or similar distribution or event with respect to, in exchange for, or in replacement of, any of the foregoing shares. Under the Amended and Restated Stockholders’ Agreement, we will pay all expenses relating to such registrations, including the fees of one counsel for the selling holders not to exceed $20,000 per registration, and the holders will pay all underwriting discounts and commissions relating to the sale of their shares. The Amended and Restated Stockholders’ Agreement also includes customary indemnification and procedural terms. These registration rights will expire on the earliest to occur of (a) the seventh anniversary of the consummation of our initial public offering or (b) when each holder has sold all of its Registrable Securities.
Demand Registration Rights. At any time beginning 180 days after the effective date of the registration statement related to our initial public offering, the holders of not less than a majority of the common stock on a fully diluted basis then outstanding may request that we prepare, file, and maintain a registration statement on Form S-1 to register the offer and sale of all or part of their registrable securities if the aggregate offering price, net of selling expenses, of the registrable securities requested to be registered would exceed $10.0 million. We are not required to effect more than three demand registrations.
Piggyback Registration Rights. In the event that we propose to register the offer and sale of any of our securities in an underwritten offering in which (i) any of our securities owned beneficially or of record by I-Pulse or any of its affiliates or any investor are included in the registration statement for such offering as securities being offered by a selling stockholder or, (ii) at any time 180 days after the effective date of the registration statement related to our initial public offering, our securities of any other holder are included in the registration statement for such offering as securities being offered by a selling stockholder, the stockholders party to the Stockholders’ Agreement will be entitled to certain “piggyback” registration rights allowing them to include their registrable securities in such registration, subject to certain marketing and other conditions and limitations.
Resale Registration Rights. If a qualifying initial public offering occurs and the Company is required to file with the SEC a shelf registration statement relating to the offer and sale of shares of common stock issuable upon conversion of the Convertible Notes then held by the investors party to the Convertible Notes Registration Rights Agreement (a “Shelf Registration”), the Company must offer to include in such filing any registrable securities any such investor may request. The Company agreed to use its best efforts to cause such Shelf Registration Statement to become effective as soon as reasonably practicable after the filing thereof in accordance with the terms of the Convertible Notes Registration Rights Agreement and will use its best efforts to keep such Shelf Registration Statement continuously effective to allow the prospectus forming part of such Shelf Registration Statement to be useable by such investor(s) until the later of: (i) the last day of the “Shelf Period” (as defined in the Convertible Notes Registration
Rights Agreement) and (ii) the earlier of: (x) the first date as of which the investors party to the Second Amended and Restated Stockholders Agreement no longer hold any Registrable Securities and (y) the fifth anniversary of the closing date of the qualifying initial public offering. All rights to a Shelf Registration will terminate upon the expiration of this period. The Company filed a registration statement with the SEC, which was declared effective on March 30, 2023, pursuant to its obligations under the Amended and Restated Stockholders Agreement.
Amended and Restated Convertible Notes Registration Rights Agreement. In connection with the offering of the Series 1 Convertible Notes, we entered into a registration rights agreement dated as of August 3, 2021, which was amended and restated on April 5, 2022 in connection with the issuance of the Series 2 Convertible Notes (the “Convertible Notes Registration Rights Agreement”) with the purchasers of the Convertible Notes including related parties such as Mr. Friedland, Mr. Katase and Mr. Markin pursuant to which we agreed to file a registration statement to register the resale of shares issued upon conversion of the Convertible Notes. We are required

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to file the registration statement within 10 days following the expiration of the 180-day lock-up period related to our initial public offering. In the event that we are obligated to file a registration statement 10 days following the expiration of the 180-day lock-up period, and prior to such time the conversion shares may be resold to the public without restriction under Rule 144, our obligations under the Convertible Notes Registration Rights Agreement will terminate.
We are obligated to keep the registration statement continuously effective until the earlier of: (i) the date as of which all Registrable Securities have been sold pursuant to the registration statement; and (ii) the first date as of which the investors have sold their conversion shares pursuant to Rule 144 (or any similar provision then in effect) under the Securities Act, or such conversion shares may be resold to the public without restriction under Rule 144.
Under the Convertible Notes Registration Rights Agreement, we will pay all expenses relating to such registrations, including the fees of one counsel for the selling holders not to exceed $20,000, and the holders will pay all underwriting discounts and commissions relating to the sale of their shares. The Convertible Notes Registration Rights Agreement also includes customary indemnification and procedural terms. The Company filed a registration statement with the SEC, which was declared effective on March 30, 2023, pursuant to its obligations under the Convertible Notes Registration Rights Agreement.
TRANSACTION WITH I-PULSE
Mr. Friedland, our Executive Chairman, is the founder, chairman and Chief Executive Officer of I-Pulse as well as the Executive Chairman of Ivanhoe Electric. I-Pulse was formerly one of our 5% owners.
On April 30, 2021, HPX, GEO27 S.a.r.l. (“GEO”), HPX TechCo Inc. (“HPX TechCo”), the Company and I-Pulse entered into an assignment and novation agreement. Pursuant to the agreement, each of HPX, GEO and HPX TechCo assigned to the Company all of their respective rights, duties and obligations under their respective license agreement with I-Pulse with respect to certain patent rights and intellectual property rights.
On March 30, 2022, I-Pulse issued to Mr. Friedland a promissory note evidencing I-Pulse’s obligation to repay a principal amount of $10 million with interest at a rate equal to 2% per annum, maturing on December 31, 2023. Under this promissory note, Mr. Friedland has the right to elect to receive, as payment in kind for the principal and interest then outstanding under such note, shares of common stock of the Company currently owned by I-Pulse at a price per share equal to $10.575. Upon the maturity of such promissory note, which maturity the parties are discussing extending, if the outstanding balance of principal and interest was not previously paid in kind, I-Pulse may elect to repay such amount either in cash or in kind by delivering shares of common stock of the Company at a price per share equal to $10.575. The promissory note matured on July 31, 2024 and the parties are currently discussing an extension of the maturity date.
On October 24, 2022, we entered into an agreement with I-Pulse to purchase six Typhoon™ transmitters to be delivered in stages over approximately three years. The total purchase price for the six Typhoon™ transmitters is 12.6 million Euros ($13.1M USD, using the closing rate of 1 US dollar= 0.9626 Euros at December 31, 2024). The agreement also includes annual maintenance costs of 1.7 million Euros per year ($1.8M USD, using the closing rate of 1 US dollar= 0.9626 Euros at December 31, 2024). In October 2022, the Company made deposit payments totaling 7.1 million Euros ($ 9.7 million USD, using the closing rate of 1 US dollar= 0.7320 Euros at October 25, 2022), of which 2.6M Euros ($2.7M USD, using the closing rate of 1 US dollar= 0.9626 Euros at December 31, 2024) remains as at December 31, 2024. For the 2024 annual maintenance costs, we applied 1.4M Euros ($1.45M USD, using the closing rate of 1 US dollar= 0.9626 Euros at December 31, 2024) against the deposit. In March 2024, the Company paid 596,000 Euros ($657,573 USD, using the closing rate of 1 US dollar= 0.9064 Euros at March 12, 2024) for the first transmitter delivered in December 2023. In December 2024, the Company paid 1,521,000 Euros ($1,586,061 USD, using the closing rate of 1 US dollar= 0.9590 Euros at December 19, 2024) for two transmitters delivered in October 2024. The remaining payments will be made as each Typhoon™ transmitter system is delivered.
AVIATION SERVICES
On September 1, 2021, the Company entered into a Memorandum of Understanding (the “MOU”) with Ivanhoe Capital Aviation Ltd. (“ICA”), an entity beneficially owned by Mr. Friedland, providing for certain aviation services to the Company. Pursuant to the terms of this agreement, the Company agreed to pay ICA $1.0 million per year (billed in equal monthly installments) for the use of ICA’s aircraft. The Company also made a one-time payment to ICA of $1.0 million as rental payment for past use of its aircraft to advance the Company’s business and its projects. In 2024, the Company paid monthly payments of $83,333. Either party may terminate the MOU for any reason at any time. Upon termination, we are obligated to pay all outstanding rent and other amounts for the calendar year in when the termination occurs.
EXPLORATION JOINT VENTURE WITH MA’ADEN
On May 15, 2023, the Company signed a Common Stock Subscription Agreement (the “Subscription Agreement”) with Ma’aden pursuant to the Heads of Terms entered on January 11, 2023. The Subscription Agreement provided for Ma’aden’s purchase of approximately 9.9% of the total outstanding number of shares of common stock of the Company in exchange for $126.5 million as well as the Company’s contribution of $66 million of the proceeds to fund a 50/50 exploration joint venture in Saudi Arabia (the “Joint Venture”) and the entry into certain other related agreements. The Company and Ma’aden agreed to indemnify each other against certain losses resulting from breaches of their respective representations, warranties and covenants, subject to certain survival periods set forth in the Subscription Agreement.
On July 6, 2023, the Company completed the closing of the Subscription Agreement where Ma’aden purchased approximately $127.1 million in the Company’s common stock and entered into an Investor Rights Agreement, Shareholders’ Agreement, TyphoonTM Equipment Purchase and Technical Support Agreement, Data Services Agreement, Technology License Agreement and Director Indemnification Agreement.
The Investor Rights Agreement (“IRA”), under which the Company agreed to appoint a nominee selected by Ma’aden to the Ivanhoe Board of Directors and provide Ma’aden with the continuing right to nominate one director to the Company’s Board of Directors for so long as Ma’aden owns at least 8% of the outstanding shares of common stock, subject to certain exceptions. Ma’aden agreed to vote its shares in favor of certain matters for so long as it continues to have a right to nominate a director, including the election of all of the Company’s

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director nominees, the appointment of any independent auditor selected by the Board of Director, any proposal to amend the Company’s certificate of incorporation or bylaws that is approved by a majority of the Board of Director’s independent directors, subject to certain exceptions, and for as long as the standstill described below remains in effect, all matters on which the Company’s stockholders are entitled to vote that have been approved by a majority of the independent directors of the Company’s Board of Directors.
The Company granted Ma’aden a right to purchase additional shares of common stock to maintain its 9.9% stock ownership position in the event of any issuances of common stock by the Company in the future, including stock issued as a result of (i) issuances to employees pursuant to any existing or future equity incentive plan, agreement or arrangement approved by the Board of Directors; (ii) the exercise or vesting of incentive securities; or (iii) shares issued as acquisition consideration. Subject to certain exceptions, Ma’aden may exercise this right (the “top-up right”) upon the first occurrence after such dilution event in which the Company issues shares (or securities convertible into shares) for cash as part of an equity financing transaction. In the event that Ma’aden does not exercise its top-up right, the ownership threshold for purposes of the top-up right will be reduced to its ownership level after giving effect to the dilutive issuance. The top-up right will expire on the earlier of (i) five years from the date of completion of Ma’aden’s investment in the Company (the “Initial Period”), if within such five-year period Ma’aden has either failed on two separate occurrences to exercise in full its top-up rights, or has sold, transferred or otherwise disposed of any shares (other than to an affiliate or to the Public Investment Fund of the Kingdom of Saudi Arabia (the “PIF”)); (ii) the first day following the Initial Period on which Ma’aden sells, transfers or otherwise disposes of any shares of Company common stock (other than to an affiliate or to the PIF); and (iii) the eight year anniversary of the closing. In addition, Ma’aden has a right to participate in offerings of Company preferred equity securities, if any, subject to certain exceptions.
Ma’aden agreed to a five-year standstill preventing it from increasing its beneficial ownership of shares of common stock above 19.9% or take certain other actions, including participation in a takeover proposal, without the written consent of the Company. The standstill will automatically be released in order for Ma’aden and its affiliates to make a competing offer if the Board of Directors approves the Company entering into any agreement with a third party providing for a transaction that would result in a third party or group beneficially owning more than 50% of the Company’s assets or more than 50% of the Company’s or any resulting corporation’s outstanding common stock.
Ma’aden agreed that, without Board of Directors approval, for five years it will not dispose of any of the shares it acquires pursuant to the Subscription Agreement or top-up right (except in open market, non-pre-arranged stock exchange transactions), if, as a result of such disposition, the purchaser of such shares would become the beneficial owner of greater than 9.9% of the Company’s common stock and is either a mining company or state-owned enterprise, other than the PIF.
The Company also granted Ma’aden certain registration rights, and agreed to use its reasonable best efforts to have a registration statement declared effective by the Securities and Exchange Commission with 18 months after the closing, registering the resale from time to time of the shares acquire by Ma’aden pursuant to the Subscription Agreement and top-up right.
The Shareholders’ Agreement among Ma’aden, Ivanhoe Electric Mena Holdings Ltd. (“IE Mena”), the Company and the Joint Venture entity, a newly established limited liability company under Saudi law named Ma’aden Ivanhoe Electric Exploration and Development Limited Company (“Saudi JVCo”), sets out the terms governing the relationship of the parties with respect to the Joint Venture. The Shareholders’ Agreement provides for the Company (through IE Mena, a newly established subsidiary), and Ma’aden to establish the 50/50 Joint Venture which will have an initial exploration phase of five years, which may be extended up to an additional five years upon mutual agreement of the parties. The Joint Venture will be conducted through Saudi JVCo. Ma’aden has made available approximately 48,500 km2 of land under an exploration license (or license application) within Saudi Arabia for exploration by the Joint Venture. The Company contributed $66 million to fund Saudi JVCo and the Joint Venture, and provided Saudi JVCo with a royalty-free license to use Typhoon™, within the Kingdom of Saudi Arabia for the purpose of mineral exploration. The license will remain exclusive to the Joint Venture in Saudi Arabia and effective during the term of the Joint Venture. Saudi JVCo agreed to purchase three new generation Typhoon™ units from the Company’s former parent, I-Pulse Inc., for an aggregate contract price of approximately $12 million. Prior to the delivery of new Typhoon™ units, the Company will make available an existing Typhoon™ unit to commence surveying in Saudi Arabia. In certain circumstances, the Company may also be required to make available a second existing Typhoon™ unit if there is a delay in delivery of the first new generation Typhoon™ unit. Saudi JVCo also entered into a data services agreement with the Company’s subsidiary Computational Geosciences Inc. (“CGI”), pursuant to which CGI will be responsible for the supply of the data inversion services for the three-dimensional analysis of data and processing of geophysical datasets produced by the Typhoon™ systems.
The Joint Venture is governed by a board of directors and a technical committee composed of an equal number of representatives from each company. The Technical Committee supervises the exploration activities of the Joint Venture including an initial “land identification stage” where the land Ma’aden is making available will be reviewed and reduced to the most prospective areas for Typhoon deployment. This will be followed by generative exploration and drilling stages aimed at identifying mineral resources of an economically viable scale.
The Saudi JVCo Board of Directors consists of six nominees – three from each of Ma’aden and the Company. The Chairperson will be chosen from among the Ma’aden nominees. Decisions of the Saudi JVCo Board of Directors are taken by simple majority vote, except for certain reserved matters that will require the approval of directors representing a shareholder or shareholders holding at least seventy-five percent (75%) of the aggregate equity interest in Saudi JVCo. These matters include among others, the approval of budgets, the approval of additional funding, approval of material contracts valued at $2 million or more (including offtake agreements), approval of the acquisition of additional land, approval of any changes to exploration programs, and the initiation and/or settlement of certain disputes on behalf of Saudi JVCo.
The Company will be the operator during the exploration phase. Ma’aden will assume operatorship if an economically viable deposit is found and is designated by the Joint Venture for further development (a “Designated Project”). However, the Shareholders’ Agreement also provides that no shareholder is obligated to pursue a Designated Project and may inform the other shareholder that it does not wish to further participate in a Designated Project, in which case the other shareholder may pursue the Designated Project on a sole risk basis. If the Company is the non-participating shareholder for a Designated Project, it will have the right to engage Ma’aden in good faith discussions regarding the transfer or exchange of Ivanhoe Electric's interest in a Designated Project for fair market value and the terms of such transfer or exchange including the possible terms of a royalty in lieu of a transfer or exchange for cash or securities.

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The Company also provides training and development to employees of the Joint Venture, on mineral exploration, geology, and the operation of the Typhoon™ units.
The Shareholders’ Agreement also provides that for so long as Ivanhoe Electric or IE Mena remains a shareholder of Saudi JVCo, Ivanhoe Electric shall not enter into any other business or business partnership involving mining activities or mineral exploration in Saudi Arabia without Ma’aden’s prior written consent.
The Joint Venture will not be terminable, other than upon the occurrence of an event of default, by either party until the end of the exploration phase. On termination, the Typhoon™ units will be returned by Saudi JVCo to Ivanhoe Electric but provided that Ma’aden shall have the right to engage Ivanhoe Electric in good faith discussions regarding the potential terms and conditions for the continued provision by Ivanhoe Electric to Ma’aden of the Typhoon™ units under a services arrangement for the purpose of exploring other Ma’aden land within Saudi Arabia.
On October 23, 2023, we entered into a subscription agreement with Ma’aden whereby Ma’aden agreed to purchase 1,513,650 shares of our common stock at a purchase price of $13.50 per share in a private placement, for aggregate gross proceeds of approximately $20.4 million. The subscription agreement is as a result of the “top-up right” granted to Ma'aden under the July 6, 2023 Investor Rights Agreement which enables Ma'aden to purchase additional shares of our common stock to maintain its 9.9% stock ownership position in the event of certain issuances by the Company. The sale of the shares closed on October 31, 2023.
On November 1, 2023, the Company and Ma’aden entered into an amendment to the Shareholders’ Agreement to provide for certain updated terms regarding exploration matters and the purchase of Typhoon™ equipment.
At December 31, 2024 the Ma’aden Joint Venture owes the Company $176,000 for costs that the Company incurred on behalf of the Ma’aden Joint Venture.
2025 Public Offering
In February 2025, the Company completed an underwritten public offering (the “Offering”) of 11,794,872 units (the “Units”), with each Unit consisting of one share of the Company’s common stock, par value $0.0001 per share (“Common Stock”), and one warrant to purchase one share of Common Stock (the “Warrants”), at a public offering price of $5.85 per Unit pursuant to an Underwriting Agreement dated February 12, 2025 (the “Underwriting Agreement”) entered into by and between the Company and BMO Capital Markets Corp., as sole underwriter (the “Underwriter”). The net proceeds of the Offering were approximately $66 million, which included the proceeds from the Underwriter’s exercise in full of its option to purchase additional Units. Each Warrant is exercisable to purchase one share of Common Stock until February 17, 2026 at an exercise price of $7.00 per share. In the Offering, the following related parties purchased Units from the Underwriter: (i) our Executive Chairman Robert Friedland purchased through Ivanhoe Capital Holdings PTE Ltd., a private company wholly-owned by Mr. Friedland, 816,667 Units; and (ii) entities that the Company believes are affiliated with FMR LLC, a greater than 5% shareholder of our Company, purchased an aggregate of 5,128,205 Units.
OWNERSHIP OF THE COMPANY
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of March 11, 2025, information regarding beneficial ownership of our capital stock by:
•	each person known to us to be the beneficial owner of more than five percent of our then-outstanding common stock;
•	each director, director nominee and named executive officer; and
•	all of our directors and executive officers as a group.
The number of shares of common stock beneficially owned by each person is determined under the rules of the SEC. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire by May 10, 2025 (60 days after March 11, 2025) through the exercise or conversion of a security or other right. Unless otherwise indicated, each person has sole investment and voting power with respect to the shares set forth in the following table. The inclusion in this table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares for any other purpose.
The percentage of beneficial ownership in the table below is based on 132,565,318 shares of common stock outstanding as of March 11, 2025.

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Unless otherwise indicated below, the address for each beneficial owner is c/o Ivanhoe Electric Inc., 450 E. Rio Salado Parkway, Suite 130, Tempe, AZ 85281.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage of Class (Common)
Named Executive Officers and Directors
Robert Friedland(1)	13,033,915	9.67%
Taylor Melvin(2)	842,015	*
Jordan Neeser(3)	441,186	*
Quentin Markin(4)	447,088	*
Cassandra Joseph(5)	393,186	*
Russell Ball(6)	24,528	*
Sofia Bianchi(7)	18,472	*
Victoire de Margerie(8)	24,528	*
Hirofumi Katase(9)	68,583	*
Patrick Loftus-Hills(10)	18,867	*
Priya Patil(11)	26,500	*
Ronald Vance(12)	17,452	*
All Executive officers and directors as a group (16 people) (13)	16,544,986	12.06%
FMR LLC(14)	19,362,978	14.1%
Century Vision Holdings Ltd(15)	13,673,178	11.4%
Saudi Arabian Mining Company (Ma’aden) (16)	11,783,254	9.8%

*	Represents beneficial ownership of less than 1% of our outstanding common stock.
(1)
Consists of (i) direct ownership of 9,337,000 shares of our common stock; (ii) 1,436,303 shares of common stock owned by Ivanhoe Capital PTE Ltd., a private company wholly owned by Mr. Friedland; and (iii) 1,443,945 shares of common stock issuable upon exercise of options vested within 60 days after March 11, 2025; and (iv) 816,667 warrants exercisable into one additional common stock per warrant within 60 days after March 11, 2025. Does not include shares of our common stock that may be acquired pursuant to the terms of a promissory note issued by I-Pulse Inc. (“I-Pulse”) described above under “Certain Relationship and Related Party Transaction” and based on the Schedule 13G filed by Mr. Friedland on February 13, 2025.

(2)	Consists of (i) 412,260 shares of our common stock; and (ii) 429,755 shares of common stock of the Issuer issuable upon exercise of options vested within 60 days after March 11, 2025.
(3)	Consists of (i) 50,000 shares of our common stock; and (ii) 391,186 shares of our common stock issuable upon exercise of options vested within 60 days after March 11, 2025.
(4)
Consists of (i) direct ownership of 300,000 shares of our common stock; (ii) 69,950 shares of our common stock held indirectly through Robert Hoddle Investment Holdings Ltd; and (iii) 77,138 shares of our common stock issuable upon exercise of options vested within 60 days after March 11, 2025.

(5)
Consists of (i) indirect ownership of 2,000 shares of our common stock is held by Cassandra Joseph Family Trust; and (ii) 391,186 shares of our common stock issuable upon exercise of options vested within 60 days after March 11, 2025.

(6)
Consists of (i) 14,886 shares of our common stock issuable pursuant to deferred share units vested within 60 days after March 11, 2025; and (ii) 9,642 shares of our common stock issuable upon exercise of options vested within 60 days after March 11, 2025.

(7)
Consists of (i) 8,830 shares of our common stock issuable pursuant to deferred share units vested within 60 days after March 11, 2025; and (ii) 9,642 shares of our common stock issuable upon exercise of options vested within 60 days after March 11, 2025.

(8)
Consists of (i) 14,866 shares of our common stock issuable pursuant to deferred share units vested within 60 days after March 11, 2025; and (ii) 9,642 shares of our common stock issuable upon exercise of options vested within 60 days after March 11, 2025.

(9)
Consists of (i) direct ownership of 44,055 shares of our common stock; (ii) 14,886 shares of our common stock issuable pursuant to deferred share units vested within 60 days after March 11, 2025; and (iii) 9,642 shares of our common stock issuable upon exercise of options vested within 60 days after March 11, 2025.

(10)
Consists of (i) 9,225 shares of our common stock issuable pursuant to deferred share units vested within 60 days after March 11, 2025; and (ii) 9,642 shares of our common stock issuable upon exercise of options vested within 60 days after March 11, 2025.

(11)
Consists of (i) direct ownership of 1,972 shares of our common stock; (ii) 14,886 shares of our common stock issuable pursuant to deferred share units vested within 60 days after March 11, 2025; and (iii) 9,642 shares of our common stock issuable upon exercise of options vested within 60 days after March 11, 2025.

(12)
Consists of (i) 7,810 shares of our common stock issuable pursuant to deferred share units vested within 60 days after March 11, 2025; and (ii) 9,642 shares of our common stock issuable upon exercise of options vested within 60 days after March 11, 2025.

(13)
Consists of the shares listed in the above footnotes, plus (i) 294,824 shares of our common stock held directly or indirectly by our other executive officers; and (ii) 893,842 shares of our common stock issuable to our other executive officers pursuant to options vested within 60 days after March 11, 2025.

(14)
Based on the Schedule 13G/A filed by FMR, LLC (“FMR”) and Abigail P. Johnson on March 7, 2025. The report persons’ address is 245 Summer Street, Boston, Massachusetts 02210. The reporting persons each report beneficial ownership of all of the shares, and that Fidelity Management & Research Company LLC beneficially owns 5% or greater of our shares of common stock being reported therein. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC.

(15)
Based on the Schedule 13G filed by Century Vision Holdings Ltd., Chow Tai Fook Capital Ltd., Chow Tai Fook (Holding) Ltd., Chow Tai Fook Enterprises Ltd., and Prestige Century Investments Ltd. on February 13, 2023. The reporting persons’ address is 38/F, New World Tower, 18 Queen's Road Central, Hong Kong. The reporting persons each report beneficial ownership of all of the shares, which are held by Century Vision Holdings Ltd. as to 13,083,968 shares and Prestige Century Investments Ltd. as to 589,210 shares of our common stock. Chow Tai Fook Capital Ltd. owns 81.03% of Chow Tai Fook (Holding) Ltd., which owns 100% of Chow Tai Fook Enterprises Ltd., which owns 100% of each of Century Vision Holdings Ltd. and Prestige Century Investments Ltd.

(16)	Based on the Schedule 13D/A filed by Saudi Arabian Mining Company (Ma’aden) on October 31, 2023. The reporting person’s address is P.O. Box 68861, Riyadh 11537, Kingdom of Saudi Arabia.

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DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires our directors and executive officers, as well as beneficial owners of more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership of Company securities with the Securities and Exchange Commission. Based solely on a review of these reports, written representations from our directors and executive officers, and applicable regulations, we believe that we complied with all required reports for the fiscal year ending December 31, 2024.
OTHER MATTERS
The Board of Directors knows of no other matters other than those stated in this proxy statement that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies will be voted on any such matter in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

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APPENDIX A
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

IVANHOE ELECTRIC INC.
Ivanhoe Electric Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
1. The name of the Corporation is Ivanhoe Electric Inc. The date of the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was July 14, 2020 (the “Original Certificate”).
2. Certificate of Amendments to the Original Certificate were filed with the Secretary of State of the State of Delaware on April 29, 2021 and June 16, 2022 (the “Certificates of Amendment”).
3. The Amended and Restated Certificate of Incorporation was filed on June 29, 2022 (the “First Amended and Restated Certificate of Incorporation”).
4. ~~3.~~ This Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate of Incorporation”) amends, restates and integrates the provisions of the ~~Original Certificate and the~~ First Amended and Restated Certificate of ~~Amendments~~ Incorporation.
5. ~~4.~~ The Board of Directors of the Corporation, acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware (the “DGCL”), duly adopted resolutions proposing to amend, restate and integrate the provisions of the Original Certificate and the Certificate of Amendments, declaring said amendment and restatement to be advisable and in the best interests of the Corporation and its stockholders, and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefore, and this Amended and Restated Certificate of Incorporation was approved by the holders of the requisite number of shares of stock of the Corporation in accordance with Section 228 of the DGCL.
6. ~~5.~~ This Amended and Restated Certificate of Incorporation has been duly adopted and approved by the Board of Directors and the stockholders of the Corporation in accordance with Sections 242 and 245 of the DGCL.
7. ~~6.~~ The text of the Amended and Restated Certificate of Incorporation as heretofore amended or supplemented is hereby amended and restated in its entirety to read as set forth in Exhibit A attached hereto and is incorporated herein by reference in its entirety. This Amended and Restated Certificate of Incorporation shall be effective as of 7:00 a.m. Eastern Time on ~~June 30~~ [  ], ~~2022~~ 2025.
IN WITNESS WHEREOF, the undersigned has executed this Amended and Restated Certificate of Incorporation this ~~29th~~ [  ] day of ~~June, 2022~~ [  ], 2025.

IVANHOE ELECTRIC INC.

By:
Name: ~~Sam Kenny~~
Title: ~~Secretary~~

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EXHIBIT A
ARTICLE 1
NAME
The name of the corporation is Ivanhoe Electric Inc. (the “Corporation”).
ARTICLE 2
REGISTERED OFFICE AND AGENT
The address of the Corporation’s registered office in the State of Delaware is 251 Little Falls Drive, City of Wilmington, County of New Castle, Delaware 19808. The name of its registered agent at such address is Corporation Service Company.
ARTICLE 3
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (the “DGCL”).
ARTICLE 4
CAPITAL STOCK
Section 1 Authorized Capital Stock. The total number of shares of capital stock which the Corporation shall have authority to issue is 750,000,000 shares of which (i) 700,000,000 shares shall be a class designated as common stock, par value $0.0001 per share (the “Common Stock”), and (ii) 50,000,000 shares shall be a class designated as undesignated preferred stock, par value $0.0001 per share (the “Preferred Stock”). Except as otherwise provided in any certificate of designation of any series of undesignated Preferred Stock, the number of authorized shares of the class of Common Stock or Preferred Stock may from time to time be increased or decreased (but not below the number of shares of such class outstanding) by the affirmative vote of the holders of a majority in voting power of the outstanding shares of capital stock of the Corporation irrespective of the provisions of Section 242(b)(2) of the DGCL.
Section 2 Preferred Stock. The Board of Directors is hereby empowered, without any action or vote by the Corporation’s stockholders (except as may otherwise be provided by the terms of any class or series of Preferred Stock then outstanding), to authorize by resolution or resolutions from time to time the issuance of one or more classes or series of Preferred Stock and to fix the designation, powers, preferences and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof, if any, with respect to each such class or series of Preferred Stock and the number of shares constituting each such class or series, and to increase or decrease the number of shares of any such class or series to the extent permitted by the DGCL.
Section 3 Voting Rights. Each holder of Common Stock shall be entitled to one vote for each share of Common Stock held of record by such holder. Each holder of Common Stock shall be entitled to notice of any meeting of stockholders in accordance with the bylaws of the Corporation as in effect at the time in question (the “Bylaws”) and applicable law on all matters put to a vote of the stockholders of the Corporation; provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Amended and Restated Certificate of Incorporation (including any certificate of designation relating to any class or series of Preferred Stock then outstanding) that relates solely to the terms of one or more outstanding classes or series of Preferred Stock if the holders of such affected class or series are entitled, either separately or together with the holders of one or more other such classes or series, to vote thereon pursuant to this Amended and Restated Certificate of Incorporation (including any certificate of designation relating to any class or series of Preferred Stock then outstanding) or pursuant to the DGCL. Except as otherwise required by law, each holder of any series of Preferred Stock shall be entitled only to the voting rights, if any, as shall expressly be granted thereto by the resolution or resolutions providing for the issuance of such series of Preferred Stock.
Section 4 Dividends. Subject to the rights of any holders of any series of Preferred Stock which may from time to time come into existence and be outstanding, each holder of Common Stock shall be entitled to the payment of dividends and the right to receive other distributions from the Corporation when and as declared by the Board of Directors in accordance with applicable law. Any dividends or other distributions declared by the Board of Directors to the holders of the then-outstanding Common Stock shall be paid to such holders pro rata in accordance with the number of shares of Common Stock held by each such holder as of the record date of such dividend or other distribution.
Section 5 Liquidation. Subject to the rights of any holders of any series of Preferred Stock which may from time to time come into existence and be outstanding, in the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the funds and assets of the Corporation that may be legally distributed to the stockholders of the Corporation shall be distributed among the holders of the then-outstanding Common Stock pro rata in accordance with the number of shares of Common Stock held by each such holder as of the date of such distribution.
ARTICLE 5
BOARD OF DIRECTORS
Section 1 Power of the Board of Directors. Except as otherwise provided in this Amended and Restated Certificate of Incorporation or in the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.
Section 2 Number of Directors. Except as otherwise provided for or fixed pursuant to Article 4, including any certificate of designation filed with respect to any series of Preferred Stock, the total number of directors shall be determined from time to time exclusively by resolution adopted by the affirmative vote of a majority of the Board of Directors.

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Section 3 Election of Directors.
All of the directors will be elected annually at the annual meeting of stockholders.
A majority of the Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors and, except as otherwise expressly required by law or by this Amended and Restated Certificate of Incorporation, the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors.
Each director shall hold office until his or her successor shall have been duly elected and qualified or until his or her earlier death, resignation or removal.
There shall be no cumulative voting in the election of directors. Election of directors need not be by written ballot unless the Bylaws so provide.
Section 4 Vacancies. Subject to the rights, if any, of the holders of any series of Preferred Stock then outstanding to elect Directors and to fill vacancies in the Board of Directors relating thereto, any and all vacancies in the Board of Directors however occurring, including, without limitation, by reason of newly created directorships resulting from any increase in the number of directors or the death, resignation, disqualification or removal of a director, may be filled solely and exclusively by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum of the Board of Directors, or by the sole remaining director, and not by the stockholders. Any director elected to fill a vacancy or newly-created directorship shall hold office until the next election of directors and until his or her successor is elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.
ARTICLE 6
STOCKHOLDERS
Section 1 No Action by Written Consent of Stockholders. Subject to the rights of any holders of any series of Preferred Stock which may from time to time come into existence and be outstanding, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken only upon a vote of stockholders at an annual or special meeting of stockholders duly noticed and called in accordance with the Bylaws and the DGCL and may not be taken by written consent of stockholders in lieu of a meeting.
Section 2 Special Meetings of Stockholders. Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock which may from time to time come into existence and be outstanding, special meetings of stockholders for any purpose or purposes may be called at any time only by or at the direction of the Board or an officer of the Corporation authorized by the Board or designated in the Bylaws of the Corporation to call such a special meeting, but such special meetings may not be called by stockholders or any other person or persons. Only those matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation.
Section 3 Advance Notice. Advance notice of stockholder nominations for the election of directors and of other business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.
ARTICLE 7
LIMITATIONS ON LIABILITY AND INDEMNIFICATION
Section 1 Limited Liability. The personal liability of each director of the Corporation to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duties as director, is hereby eliminated to the fullest extent permitted by the DGCL, as it now exists or may hereafter be amended and/or supplemented. If the DGCL is amended after approval by the stockholders of this Article 7 to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL as so amended.
Section 2 Right to Indemnification.
The Corporation shall indemnify to the fullest extent permitted by law, as it presently exists or may hereafter be amended, any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative, or investigative, by reason of the fact that such person is or was a director or officer of the Corporation, or serves or served at any other enterprise as a director or officer at the request of the Corporation. Any amendment, repeal, or modification of this Section 7.2 shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification. The Corporation may, by action of the Board, provide rights to indemnification and advancement of expenses to such other employees or agents of the Corporation or its subsidiaries (and any other persons to which the DGCL permits the Corporation to provide indemnification) through Bylaw provision, agreement, vote of stockholders or disinterested directors, or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the DGCL.
Section 3 Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the DGCL.
Section 4 Nonexclusivity of Rights. The rights and authority conferred in this Article 7 shall not be exclusive of any other right that any person may otherwise have or hereafter acquire.
Section 5 Preservation of Rights. Neither the amendment nor repeal of this Article 7, nor the adoption of any provision of this Amended and Restated Certificate Incorporation or the Bylaws, nor, to the fullest extent permitted by the DGCL, any modification of law,

A-3

shall adversely affect any right or protection of any person granted pursuant hereto existing at, or arising out of or related to any event, act or omission that occurred prior to, the time of such amendment, repeal, adoption or modification (regardless of when any proceeding (or part thereof) relating to such event, act or omission arises or is first threatened, commenced or completed).
ARTICLE 8
FORUM SELECTION
Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if and only if the Court of Chancery of the State of Delaware lacks jurisdiction, any state court located within the State of Delaware or, if and only if all such state courts lack jurisdiction, the federal district court for the District of Delaware) and any appellate court therefrom shall be the sole and exclusive forum for the following claims or causes of action: (i) any derivative claim or cause of action brought on behalf of the Corporation; (ii) any claim or cause of action for breach of a fiduciary duty owed by any current or former director, officer, employee, agent, or stockholder of the Corporation, to the Corporation or the Corporation’s stockholders, including without limitation a claim alleging the aiding and abetting of such a breach of fiduciary duty; (iii) any claim or cause of action against the Corporation or any current or former director, officer, employee, agent, or stockholder of the Corporation arising out of or pursuant to any provision of the DGCL, this Amended and Restated Certificate of Incorporation, or the Bylaws (as each may be amended from time to time); (iv) any claim or cause of action seeking to interpret, apply, enforce, or determine the validity of this Amended and Restated Certificate of Incorporation or the Bylaws (as each may be amended from time to time, including any right, obligation, or remedy thereunder); (v) any claim or cause of action as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware; and (vi) any action asserting a claim related to or involving the Corporation that is governed by the internal-affairs doctrine, in all cases to the fullest extent permitted by law. This Article 8 shall not apply to claims or causes of action brought to enforce a duty or liability created by the Securities Act of 1933, as amended (the “1933 Act”), or the Securities Exchange Act of 1934, as amended, or any other claim for which the federal courts have exclusive jurisdiction. If any action the subject matter of which is within the scope of this Article 8 is filed in a court other than the courts in the State of Delaware (a “Foreign Action”) in the name of any stockholder, such stockholder shall be deemed to have consented to (x) the personal jurisdiction of the state and federal courts in the State of Delaware in connection with any action brought in any such court to enforce the provisions of this Article 8 and (y) having service of process made upon such stockholder in any such action by service upon such stockholder’s counsel in the Foreign Action as agent for such stockholder.
Unless the Corporation consents in writing to the selection of an alternative forum, to the fullest extent permitted by law, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the 1933 Act.
To the fullest extent permitted by applicable law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article 8.
If any provision or provisions of this Article 8 shall be held to be invalid, illegal or unenforceable as applied to any person or entity or circumstance for any reason whatsoever, then, to the fullest extent permitted by law, the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Article 8 (including, without limitation, each portion of any sentence of this Article 8 containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) and the application of such provision to other persons or entities and circumstances shall not in any way be affected or impaired thereby.
ARTICLE 9
AMENDMENTS OF CERTIFICATE OF INCORPORATION AND BYLAWS
Section 1 Amendment of Certificate of Incorporation. Notwithstanding any other provision of this Amended and Restated Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any particular class or series of the Corporation required by law or by this Amended and Restated Certificate of Incorporation or any certificate of designation filed with respect to a class or series of Preferred Stock that may be designated from time to time, the affirmative vote of the holders of at least ~~sixty-six and two-thirds percent (66 2/3%)~~ a majority of the voting power ~~of~~ of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend, or repeal, by merger, consolidation, or otherwise, Articles 5, 6, 7, 8 and this Article 9.
Section 2 Amendment of Bylaws. The Board of Directors is expressly empowered to adopt, amend, or repeal the Bylaws. Any adoption, amendment, or repeal of the Bylaws by the Board of Directors shall require the approval of a majority of the directors then in office. The stockholders shall also have power to adopt, amend, or repeal the Bylaws; provided, however, that, in addition to any affirmative vote of the holders of any particular class or series of the Corporation required by law or by this Amended and Restated Certificate of Incorporation or any certificate of designation filed with respect to a series of Preferred Stock that may be designated from time to time, such action by stockholders shall require the affirmative vote of the holders of at least ~~sixty-six and two-thirds percent (66 2/3%)~~ a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

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V67847-P25585 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

IVANHOE ELECTRIC INC.

The Board of Directors recommends you vote FOR the following proposals:

	For	Against	Abstain
1. Election of Directors			
1a. Robert Friedland	☐	☐	☐
1b. Taylor Melvin	☐	☐	☐
1c. Russell Ball	☐	☐	☐
1d. Sofia Bianchi	☐	☐	☐
1e. Hirofumi Katase	☐	☐	☐
1f. Patrick Loftus-Hills	☐	☐	☐
1g. Victoire de Margerie	☐	☐	☐
1h. Priya Patil	☐	☐	☐
1i. Ronald Vance	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report are available at www.proxyvote.com.

V67848-P25585

IVANHOE ELECTRIC INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
JUNE 5, 2025

The stockholder(s) hereby appoint(s) Taylor Melvin and Cassandra Joseph, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Ivanhoe Electric Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held in the AC Meeting Room at the AC Hotel Phoenix Tempe/Downtown, 100 East Rio Salado Parkway, Tempe, AZ 85281 at 9:30 a.m., MST on Thursday, June 5, 2025, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S), OR IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IN THEIR DISCRETION, THE PERSONS NAMED ABOVE, ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE